Prospectus - May 3, 1999
--------------------------------------------------------------------------------

The Funds

Aetna Ascent VP
Aetna Balanced VP, Inc.
Aetna Income Shares d/b/a Aetna Bond VP
Aetna Crossroads VP
Aetna Growth VP
Aetna Variable Fund d/b/a Aetna Growth and Income VP
Aetna High Yield VP
Aetna Index Plus Large Cap VP
Aetna Index Plus Mid Cap VP
Aetna Index Plus Small Cap VP
Aetna International VP
Aetna Legacy VP
Aetna Variable Encore Fund d/b/a Aetna Money Market VP
Aetna Real Estate Securities VP
Aetna Small Company VP
Aetna Value Opportunity VP o
AIM V. I. Capital Appreciation Fund
AIM V. I. Growth Fund
AIM V. I. Growth and Income Fund
AIM V. I. Value Fund
Calvert Social Balanced Portfolio
Fidelity Variable Insurance Products Fund (VIP) Equity-Income Portfolio Fidelity Variable Insurance Products Fund (VIP) Growth Portfolio
Fidelity Variable Insurance Products Fund (VIP) Overseas Portfolio Fidelity Variable Insurance Products Fund II (VIP II) Contrafund Portfolio Janus Aspen Aggressive Growth Portfolio
Janus Aspen Balanced Portfolio
Janus Aspen Flexible Income Portfolio
Janus Aspen Growth Portfolio
Janus Aspen Worldwide Growth Portfolio
Lexington Natural Resources Trust*
Oppenheimer Global Securities Fund/VA
Oppenheimer Strategic Bond Fund/VA
Portfolio Partners MFS Emerging Equities Portfolio
Portfolio Partners MFS Research Growth Portfolio
Portfolio Partners MFS Value Equity Portfolio
Portfolio Partners Scudder International Growth Portfolio
Portfolio Partners T. Rowe Price Growth Equity Portfolio


The Contracts. The contracts described in this prospectus are group deferred variable annuity contracts issued by Aetna Life Insurance and Annuity Company (the Company). They are intended to be used as funding vehicles for certain types of retirement plans, including those that qualify for beneficial tax treatment, and/or to provide current income reduction under certain sections of the Internal Revenue Code of 1986, as amended (Tax Code). The contracts were formerly sold as both group contracts and employer-owned individual contracts.

--------------------------------------------------------------------------------
Why Reading this Prospectus is Important. Before you participate in the contract through a retirement plan, you should read this prospectus. It provides facts about the contract and its investment options. Plan sponsors (generally your employer) should read this prospectus to help determine if the contract is appropriate for their plan. Keep this document for future reference.

Table of Contents . . . page 3
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Contract Design.  The contracts are designed to:

> Help you save for retirement while receiving beneficial tax treatment

> Offer a variety of investment options to help meet long-term financial goals

> Provide a benefit to a beneficiary in the event of death

> Provide future income payments over a lifetime or for a specified period

Investment Options. The contracts offer variable investment options and fixed interest options. When we establish your account(s), the contract holder, or you if permitted by the plan, instructs us to direct account dollars to any of the available options. Some investment options may be unavailable through certain contracts and plans, or in some states.

Variable Investment Options. These options are called subaccounts. Each subaccount invests in one of the mutual funds (funds) listed on this page. Earnings on amounts invested in a subaccount will vary depending on the performance of its underlying fund. The subaccounts are within Variable Annuity Account B (the separate account), a separate account of the Company. You do not invest directly in or hold shares of the funds.

The funds in which the subaccounts invest have various risks. For information about risks of investing in the funds see "Investment Options" in this prospectus and each fund prospectus. Retain the fund prospectuses for future reference.


Fixed Interest Options.


> Guaranteed Accumulation Account

> Fixed Plus Account

> Fixed Account

Except as specifically mentioned, this prospectus describes only the variable investment options. However, we describe the fixed interest options in the

-------------------------

* Transfers or deposits are not allowed into the subaccount investing in this fund, except from accounts established under the contract before May 1, 1998. As soon as all those who have current allocations to the subaccount under the contract have redirected their allocations to other investment options, we will close the subaccount to all investments.

--------------------------------------------------------------------------------

appendices to this prospectus. There is also a separate prospectus for the Guaranteed Accumulation Account.


Getting Additional Information. You may obtain the May 3, 1999, Statement of Additional Information (SAI) by indicating your request on your enrollment materials or calling the Company at 1-800-525-4225. You may also obtain an SAI for any of the funds by calling that number. This prospectus, the SAI and other information about the separate account are posted on the Securities and Exchange Commission (SEC) web site, http://www.sec.gov and may also be obtained, free of charge, by contacting the SEC Public Reference Room at 202-942-8090. The SAI table of contents is listed on page 37 of this prospectus. The SAI is incorporated into this prospectus by reference.

Additional Disclosure Information. Neither the SEC, nor any state securities commission, has approved or disapproved the securities offered through this prospectus or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. This prospectus is valid only when accompanied by current prospectuses of the funds and the Guaranteed Accumulation Account. We do not intend for this prospectus to be an offer to sell or a solicitation of an offer to buy these securities in any state that does not permit their sale. We have not authorized anyone to provide you with information that is different than that contained in this prospectus.

                          TABLE OF CONTENTS

--------------------------------------------------------------------------------

 Contract Overview ............................... 4
 Who's Who
 The Contract and Your Retirement Plan
 Contract Rights
 Contract Facts
 Contract Phases: Accumulation Phase, Income Phase
 Questions: Contacting the Company (sidebar)
 Sending Requests in Good Order (sidebar)

--------------------------------------------------------------------------------


Fee Table ...................................................  6
Condensed Financial Information ............................. 10
Investment Options .......................................... 10
Transfers ................................................... 11
Contract Purchase and Participation ......................... 12
Contract Ownership and Rights ............................... 14
Right to Cancel ............................................. 14
Fees ........................................................ 15
Your Account Value .......................................... 19
Withdrawals ................................................. 21
Systematic Distribution Options ............................. 22
Death Benefit ............................................... 23
The Income Phase ............................................ 24
Taxation .................................................... 28
Other Topics ................................................ 32

The Company -- Variable Annuity Account B -- Performance Reporting -- Voting
Rights -- Contract Distribution -- Contract Modification -- Legal Matters and
Proceedings -- Payment Delay or Suspension -- Transfer of Ownership; Assignment
-- Year 2000 Readiness

Contents of the Statement of Additional Information ......... 37
Appendix I -- Guaranteed Accumulation Account ............... 38
Appendix II -- Fixed Account ................................ 40
Appendix III -- Fixed Plus Account .......................... 41
Appendix IV -- Fund Descriptions ............................ 43
Appendix V -- Condensed Financial Information ............... 46

Questions: Contacting the Company. To
answer your questions, contact your
local representative or write or call
our Home Office:


Aetna Retirement Services
Annuity Services
151 Farmington Avenue
Hartford, CT 06156-1277
1-800-525-4225


Sending Forms and Written Requests in
Good Order.


If you are writing to change your
beneficiary, request a withdrawal, or
for any other purpose, contact your
local representative or the Company to
learn what information is required in
order for the request to be in "good
order." We can only act upon written
requests that are received in good
order.

Contract Overview
--------------------------------------------------------------------------------
The following is a summary. Please read each section of this prospectus for additional information.

                                   Who's Who

You (the participant): The individual participating in a retirement plan, where the plan uses the contract as a funding option.

Plan Sponsor: The sponsor of your retirement plan. Generally, your employer.

Contract Holder: The person or entity to whom we issue the contract. Generally, the plan sponsor.

We (the Company): Aetna Life Insurance and Annuity Company. We issue the contract.

                     The Contract and Your Retirement Plan

Retirement plan (plan): A plan sponsor has established a retirement plan for you. This contract is offered as a funding option for that plan. We are not a party to the plan, so the terms and the conditions of the contract and the plan may differ.

Plan Type. We refer to plans in this prospectus as 457 plans or non-457 plans. For a description of each see "Taxation--Your Retirement Plan."

                                Contract Rights

The contract holder holds all rights under the contract, but may permit you to exercise those rights through the plan.


For example: The contract may permit the contact holder to select investment options for your account dollars. The plan may permit you to exercise that right. For greater detail see "Contract Ownership and Rights."


                                 Contract Facts

Free look/Right to Cancel: Contract holders may cancel the contract no later than 10 days after they receive the contract. See "Right To Cancel."


Death Benefit: A beneficiary may receive a benefit in the event of your death prior to the income phase. Death benefits during the income phase depend on the payment option selected. See "Death Benefit" and "The Income Phase."


Withdrawals: During the accumulation phase, the contract holder may, on your behalf and subject to the limits in the contract, withdraw all or a part of your account value. Certain fees and taxes may apply. See "Withdrawals" and "Taxation."

Systematic Distribution Options: The contract holder may elect on your behalf for you to receive regular payments from your account, while retaining the account in the accumulation phase. See "Systematic Distribution Options."

Fees: Certain fees are deducted from your account value. See "Fee Table" and "Fees."

Taxation: The Tax Code has certain rules that apply to amounts accumulated and distributed under the contract. Tax penalties may apply if rules are not followed. See "Taxation."

                              Contract Phases

I. The Accumulation Phase (accumulating retirement benefits)


                                                 +--------------+
                                                 |  Payments to |
STEP 1: You or the contract                      | Your Account |
holder provide Aetna Life                        +--------------+
Insurance and Annuity                           Step 1 [arrow down]
Company with your completed        +------------------------------------------+
enrollment materials. The          | Aetna Life Insurance and Annuity Company |
contract holder directs us to      +------------------------------------------+
set up an account for you.           a) [arrow down]   Step 2   b) [arrow down]
                                   +--------+    +----------------------------+
STEP 2: The contract holder,       | Fixed  |    |       Variable Annuity     |
or you if permitted by your        |Interest|    |          Account B         |
plan, directs us to invest your    |Options |    |                            |
account dollars in any of the:     |        |    | Variable Investment Options|
                                   +--------+    +----------------------------+
(a) Fixed Interest Options                                 The Subaccounts
                                                 +--------+---------+---------+
                                                 |   A    |    B    |   Etc.  |
(b) Variable Investment                           +--------+---------+---------+
    Options. (The variable investment             Step 2b)[arrow down]
    options are the subaccounts of               +--------+---------+
    Variable Annuity Account B. Each             | Mutual |  Mutual |
    one invests in a specific mutual             | Fund A |  Fund B |
    fund.)                                       +--------+---------+


STEP 2(b), continued: The subaccount(s)
selected purchases shares of its
corresponding fund.


II. The Income Phase The contract offers several payment options (see "The Income Phase.") In general, you may:


> Receive payments over a lifetime or for a specified period

> Receive payments monthly, quarterly, semi-annually or annually

> Select an option that provides a death benefit to beneficiaries

> Select fixed payments or payments that vary based on the performance of the variable investment options you select.

In This Section:

> Maximum Transaction Fees


> Maximum Fees Deducted from the Subaccounts


> Fund Fees

> Examples of Fee Deductions

Also see the "Fees" section for:

> Early Withdrawal Charge Schedules

> How, When and Why Fees are Deducted

> Reduction, Waiver and/or Elimination of Certain Fees

> Premium and Other Taxes


See "The Income Phase" for:

> Fees During the Income Phase

Fee Table
--------------------------------------------------------------------------------
The tables and examples in this section show the fees your account may incur while accumulating dollars under the contract (the Accumulation Phase). See "The Income Phase" for fees that may apply after you begin receiving payments under the contract. The fees shown below do not include premium taxes that may be applicable.

Maximum Transaction Fees

Early Withdrawal Charge.  (As a percentage of the amount withdrawn)

Early Withdrawal Charge Schedules
--------------------------------------------------------------------------------

  Installment Purchase Payment Accounts       Single Purchase Payment Accounts
------------------------------------------   -----------------------------------
 Purchase Payment       Early Withdrawal     Account Years     Early Withdrawal
  Periods Completed      Charge               Completed         Charge
 Fewer than 5           5%                   Fewer than 5      5%
 5 or more but                               5 or more but
  fewer than 7          4%                    fewer than 6     4%
 7 or more but                               6 or more but
  fewer than 9          3%                    fewer than 7     3%
 9 or more but                               7 or more but
  fewer than 10         2%                    fewer than 8     2%
                                             8 or more but
 10 or more             0%                    fewer than 9     1%
                                             9 or more         0%
--------------------------------------------------------------------------------


Annual Maintenance Fee


Installment Purchase Payment Accounts.................................$20.00(1)

Single Purchase Payment Accounts.......................................$0.00

Maximum Fees Deducted From the Subaccounts
(Daily deductions equal to the given percentage on an annual basis)

Mortality and Expense Risk Charge......................................1.25%(1)

Administrative Expense Charge..........................................0.25%(2)
                                                                       --------

Total Separate Account Expenses........................................1.50%
                                                                       =====


----------
(1) These charges may be reduced for certain plans.

(2) We only impose this charge under some contracts. See "Fees."

Fees Deducted by the Funds

Using this Information. The following table shows the investment advisory fees and other expenses charged annually by each fund. Fund fees are one factor that impacts the value of a fund share. To learn about additional factors, refer to the fund prospectus.

How Fees are Deducted. Fund fees are not deducted from account values. Instead, fees are deducted from the value of fund shares on a daily basis, which in turn will affect the value of each subaccount on a daily basis. Except as noted below, the following figures are a percentage of the average net assets of each fund, and are based on figures for the year ended December 31, 1998.


                              Fund Expense Table

                                                                                 Total Fund                    Net Fund
                                                                                   Annual                       Annual
                                                                                  Expenses                      Expenses
                                                         Investment                Without       Total           After
                                                          Advisory      Other    Waivers or   Waivers and      Waivers or
                            Fund Name                      Fees(1)    Expenses   Reductions    Reductions      Reductions
                            ---------                      -------    --------   ----------    ----------      ----------
Aetna Ascent VP(2)(3)                                       0.60%       0.15%       0.75%         0.00%           0.75
Aetna Balanced VP, Inc.(3)                                  0.50%       0.09%       0.59%           --            0.59%
Aetna Bond VP(3)                                            0.40%       0.10%       0.50%           --            0.50%
Aetna Crossroads VP(2)(3)                                   0.60%       0.15%       0.75%         0.00%           0.75%
Aetna Growth VP(2)(3)                                       0.60%       0.15%       0.75%         0.00%           0.75%
Aetna Growth and Income VP(3)                               0.50%       0.08%       0.58%           --            0.58%
Aetna High Yield VP(2)(3)                                   0.65%       0.40%       1.05%         0.25%           0.80%
Aetna Index Plus Large Cap VP(2)(3)                         0.35%       0.10%       0.45%         0.00%           0.45%
Aetna Index Plus Mid Cap VP(2)(3)                           0.40%       0.51%       0.91%         0.31%           0.60%
Aetna Index Plus Small Cap VP(2)(3)                         0.40%       0.61%       1.01%         0.41%           0.60%
Aetna International VP(2)(3)                                0.85%       1.22%       2.07%         0.92%           1.15%
Aetna Legacy VP(2)(3)                                       0.60%       0.16%       0.76%         0.00%           0.76%
Aetna Money Market VP(3)                                    0.25%       0.09%       0.34%           --            0.34%
Aetna Real Estate Securities VP(2)(3)                       0.75%       0.73%       1.48%         0.53%           0.95%
Aetna Small Company VP(2)(3)                                0.75%       0.14%       0.89%         0.00%           0.89%
Aetna Value Opportunity VP(2)(3)                            0.60%       0.14%       0.74%         0.00%           0.74%
AIM V.I. Capital Appreciation Fund(4)                       0.62%       0.05%       0.67%           --            0.67%
AIM V.I. Growth Fund(4)                                     0.64%       0.08%       0.72%           --            0.72%
AIM V.I. Growth and Income Fund(4)                          0.61%       0.04%       0.65%           --            0.65%
AIM V.I. Value Fund(4)                                      0.61%       0.05%       0.66%           --            0.66%
Calvert Social Balanced Portfolio(5)                        0.70%       0.18%       0.88%         0.02%           0.86%
Fidelity VIP Equity-Income Portfolio(6)                     0.49%       0.09%       0.58%         0.01%           0.57%
Fidelity VIP Growth Portfolio(6)                            0.59%       0.09%       0.68%         0.02%           0.66%
Fidelity VIP Overseas Portfolio(6)                          0.74%       0.17%       0.91%         0.02%           0.89%
Fidelity VIP II Contrafund Portfolio(6)                     0.59%       0.11%       0.70%         0.04%           0.66%
Janus Aspen Aggressive Growth Portfolio(7)                  0.72%       0.03%       0.75%         0.00%           0.75%
Janus Aspen Balanced Portfolio(7)                           0.72%       0.02%       0.74%         0.00%           0.74%
Janus Aspen Flexible Income Portfolio(7)                    0.65%       0.08%       0.73%         0.00%           0.73%
Janus Aspen Growth Portfolio(7)                             0.72%       0.03%       0.75%         0.07%           0.68%
Janus Aspen Worldwide Growth Portfolio(7)                   0.67%       0.07%       0.74%         0.02%           0.72%
Lexington Natural Resources Trust(8)                        1.00%       0.29%       1.29%         0.00%           2.50%
Oppenheimer Global Securities Fund/VA(4)                    0.68%       0.06%       0.74%           --            0.74%
Oppenheimer Strategic Bond Fund/VA(4)                       0.74%       0.06%       0.80%           --            0.80%
Portfolio Partners MFS Emerging Equities Portfolio(9)       0.68%       0.13%       0.81%         0.00%           0.83%
Portfolio Partners MFS Research Growth Portfolio(9)         0.70%       0.15%       0.85%           --            0.85%
Portfolio Partners MFS Value Equity Portfolio(9)            0.65%       0.25%       0.90%           --            0.90%
Portfolio Partners Scudder International Growth
Portfolio(9)                                                0.80%       0.20%       1.00%           --            1.00%
Portfolio Partners T. Rowe Price Growth Equity
Portfolio(9)                                                0.60%       0.15%       0.75%           --            0.75%

Footnotes to the "Fund Expense Table"

(1) Certain of the fund advisers reimburse the company for administrative costs incurred in connection with administering the funds as variable funding options under the contract. These reimbursements are generally paid out of the management fees and are not charged to investors. For the AIM Funds, the reimbursements may be paid out of fund assets in an amount up to 0.25% annually. Any such reimbursements may be paid from the AIM Funds' assets are included in the "Other Expenses" column.

(2) The investment adviser is contractually obligated through December 31, 1999 to waive all or a portion of its investment advisory fee and/or its administrative services fee and/or to reimburse a portion of other expenses in order to ensure that the portfolio's Total Fund Annual Expenses do not exceed the percentage reflected under Net Fund Annual Expenses After Waivers or Reductions.

(3) Prior to May 1, 1998, the portfolio's investment adviser provided administrative services to the portfolio and assumed the portfolio's ordinary recurring direct costs under an administrative services agreement. After that date, the portfolio's investment adviser provided administrative services but no longer assumed all of the portfolio's ordinary recurring direct costs under an administrative services agreement. The administrative fee is 0.075% on the first $5 billion in assets and 0.050% on all assets over $5 billion. The "Other Expenses" shown are not based on actual figures for the year ended December 31, 1998, but reflect the fee payable under the new administrative services agreement and estimates the portfolio's ordinary recurring direct costs.

(4) Fee waiver/expense reimbursement obligations do not apply to these portfolios.

(5) The figures above are based on expenses for fiscal year 1998, and have been restated to reflect the elimination of a performance adjustment. The restatement includes the addition of 0.01% to the portfolio management fee. Other Expenses reflect an indirect fee of 0.02% relating to an expense offset arrangement with the portfolio's custodian. Amounts shown under Total Waivers and Reductions reflect a voluntary reduction of fees paid indirectly.

(6) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or the investment adviser on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. These credits are included under Total Waivers and Reductions.

(7) All expenses are stated both with and without contractual waivers and fee reductions by Janus Capital. Fee reductions for the Aggressive Growth, Balanced, Growth and Worldwide Growth Portfolios reduce the Management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the Management Fee and then against Other Expenses. Janus Capital has agreed to continue the other waivers and fee reduction until at least the next annual renewal of the advisory agreement.

(8) For 1998, the fund's investment adviser voluntarily agreed to limit the total expenses of the fund (excluding interest, taxes, brokerage commissions, and extraordinary expense, but including management fees and operating expenses) to an annual rate of 2.50% of the fund's average daily net assets. This voluntary agreement will remain in effect through December 31, 1999.

(9) The investment adviser has agreed to reimburse the portfolios for expenses and/or waive its fees, so that, through at least April 30, 2000, the aggregate of each portfolio's expenses will not exceed the combined investment advisory fees and other expenses shown under the Net Fund Annual Expenses After Waivers or Reductions column above. For the Portfolio Partners MFS Emerging Equities Portfolio, the Total Fund Annual Expenses Without Waivers or Reductions for 1998 were less than the percentage reflected under the Net Fund Annual Expenses After Waivers or Reductions column. Nevertheless, the investment adviser will waive fees and/or reimburse expenses if that portfolio's Total Fund Annual Expenses Without Waivers or Reductions for 1999 exceed the percentage reflected under the Net Fund Annual Expenses After Waivers or Reductions column.

Hypothetical Examples


Account Fees Incurred Over Time. The following hypothetical examples show the fees paid over time if $1000 is invested in a subaccount, assuming a 5% annual return on the investment. For the purpose of these examples, we deducted the maximum mortality and expense risk charge of 1.25% annually, an administrative expense charge of 0.25% annually and the maximum maintenance fee of $20 (converted to a percentage of assets equal to 0.007%.) The total annual Fund expenses used are those shown in the column "Total Annual Expenses without Waivers or Reductions" in the Fund Expense Table.


-------------------------------------------
> These examples are purely hypothetical

> They should not be considered a
  representation of past or future fees or expected returns

> Actual fees and/or returns may be more or
  less than those shown in these examples
-------------------------------------------


                                                                    EXAMPLE A                               EXAMPLE B
                                                     --------------------------------------   -------------------------------------
                                                     If you withdraw your entire account      If you leave your entire account
                                                     value at the end of the periods shown,   value invested or if you select an
                                                     you would pay the following fees,        income phase payment option at the
                                                     including any applicable Early           end of the periods shown, you would
                                                     Withdrawal Charge assessed:*             pay the following fees (no Early
                                                                                              Withdrawal Charge is reflected):**
                                                     1 Year   3 Years   5 Years   10 Years    1 Year   3 Years   5 Years   10 Years
                                                     -------- --------- --------- ---------   -------- --------- --------- --------
Aetna Ascent VP                                         $74      $125      $178      $259        $23      $ 71      $121      $259
Aetna Balanced VP, Inc.                                 $73      $120      $170      $243        $21      $ 66      $113      $243
Aetna Bond VP                                           $72      $118      $166      $233        $20      $ 63      $108      $233
Aetna Crossroads VP                                     $74      $125      $178      $259        $23      $ 71      $121      $259
Aetna Growth VP                                         $74      $125      $178      $259        $23      $ 71      $121      $259
Aetna Growth and Income VP                              $73      $120      $170      $242        $21      $ 65      $112      $242
Aetna High Yield VP                                     $77      $133      $192      $289        $26      $ 80      $136      $289
Aetna Index Plus Large Cap VP                           $71      $116      $164      $228        $20      $ 61      $106      $228
Aetna Index Plus Mid Cap VP                             $76      $129      $186      $275        $24      $ 75      $129      $275
Aetna Index Plus Small Cap VP                           $77      $132      $190      $285        $25      $ 78      $134      $285
Aetna International VP                                  $87      $162      $239      $384        $36      $110      $185      $384
Aetna Legacy VP                                         $74      $125      $179      $260        $23      $ 71      $121      $260
Aetna Money Market VP                                   $70      $113      $158      $217        $19      $ 58      $100      $217
Aetna Real Estate Securities VP                         $81      $145      $212      $331        $30      $ 92      $157      $331
Aetna Small Company VP                                  $76      $129      $185      $273        $24      $ 75      $128      $273
Aetna Value Opportunity VP                              $74      $124      $178      $258        $23      $ 70      $120      $258
AIM V.I. Capital Appreciation Fund                      $73      $122      $174      $251        $22      $ 68      $117      $251
AIM V.I. Growth Fund                                    $74      $124      $177      $256        $23      $ 70      $119      $256
AIM V.I. Growth and Income Fund                         $73      $122      $173      $249        $22      $ 68      $116      $249
AIM V.I. Value Fund                                     $73      $122      $174      $250        $22      $ 68      $116      $250
Calvert Social Balanced Portfolio                       $75      $128      $184      $272        $24      $ 74      $127      $272
Fidelity VIP Equity-Income Portfolio                    $73      $120      $170      $242        $21      $ 65      $112      $242
Fidelity VIP Growth Portfolio                           $74      $123      $175      $252        $22      $ 68      $117      $252
Fidelity VIP Overseas Portfolio                         $76      $129      $186      $275        $24      $ 75      $129      $275
Fidelity VIP II Contrafund Portfolio                    $74      $123      $176      $254        $22      $ 69      $118      $254
Janus Aspen Aggressive Growth Portfolio                 $74      $125      $178      $259        $23      $ 71      $121      $259
Janus Aspen Balanced Portfolio                          $74      $124      $178      $258        $23      $ 70      $120      $258
Janus Aspen Flexible Income Portfolio                   $74      $124      $177      $257        $23      $ 70      $120      $257
Janus Aspen Growth Portfolio                            $74      $125      $178      $259        $23      $ 71      $121      $259
Janus Aspen Worldwide Growth Portfolio                  $74      $124      $178      $258        $23      $ 70      $120      $258
Lexington Natural Resources Trust                       $79      $140      $204      $313        $28      $ 87      $148      $313
Oppenheimer Global Securities Fund/VA                   $74      $124      $178      $258        $23      $ 70      $120      $258
Oppenheimer Strategic Bond Fund/VA                      $75      $126      $180      $264        $23      $ 72      $123      $264
Portfolio Partners MFS Emerging Equities Portfolio      $75      $126      $181      $265        $23      $ 72      $124      $265
Portfolio Partners MFS Research Growth Portfolio        $75      $128      $183      $269        $24      $ 74      $126      $269
Portfolio Partners MFS Value Equity Portfolio           $76      $129      $185      $274        $24      $ 75      $128      $274
Portfolio Partners T. Rowe Price Growth Equity
Portfolio                                               $74      $125      $178      $259        $23      $ 71      $121      $259
Portfolio Partners Scudder International Growth
Portfolio                                               $77      $132      $190      $284        $25      $ 78      $133      $284

-----------------
 *This example reflects deduction of an early withdrawal charge calculated using the schedule applicable to Installment Purchase Payment Accounts. Under that schedule, if only one $1,000 payment was made as described above, fewer than 5 purchase payment periods would have been completed at the end of years 1, 3 and 5, and the 5% charge would apply. At the end of the tenth account year, the early withdrawal charge is waived regardless of the number of purchase payment periods completed, and no early withdrawal charge would apply.

**This example does not apply if during the income phase, a nonlifetime payment option with variable payments is selected and a lump sum withdrawal is requested within 3 years after payments start. In this case, the lump sum payment is treated as a withdrawal during the accumulation phase and may be subject to an early withdrawal charge as shown in Example A.

Condensed Financial Information
--------------------------------------------------------------------------------
Understanding Condensed Financial Information. In Appendix V, we provide condensed financial information about the Variable Annuity Account B (the separate account) subaccounts available under the contracts. The tables show the value of the subaccounts over the past 10 years. For subaccounts that were not available 10 years ago, we give a history from the date of first availability.

Investment Options
--------------------------------------------------------------------------------
The contract offers variable investment options and fixed interest options.
When we establish your account(s), the contract holder, or you if permitted by the plan, instructs us to direct account dollars to any of the available options.

Variable Investment Options. These options are called subaccounts. The subaccounts are within Variable Annuity Account B (the separate account), a separate account of the Company. Earnings on amounts invested in a subaccount will vary depending on the performance and fees of its underlying fund. You do not invest directly in or hold shares of the funds.


> Fund Descriptions. We provide brief descriptions of the funds in Appendix IV.
  Please refer to the fund prospectuses for additional information. Fund prospectuses may be obtained, free of charge, from our Home Office at the address and phone number listed in "Contract Overview", or by contacting the SEC at its website, or by contacting the SEC Public Reference Room.


Fixed Interest Options. For descriptions of the fixed interest options, see Appendices I, II and III and the Guaranteed Accumulation Account prospectus.

--------------------------------------------------------------------------------
Selecting Investment Options

o Choose options appropriate for you. Your Aetna representative can help you evaluate which funds or fixed interest options may be appropriate for your financial goals.

o Understand the risks associated with the options you choose. Some subaccounts invest in funds that are considered riskier than others. Funds with additional risks are expected to have a value that rises and falls more rapidly and to a greater degree than other funds. For example, funds investing in foreign or international securities are subject to additional risks not associated with domestic investments, and their performance may vary accordingly. Also, funds using derivatives in their investment strategy may be subject to additional risks.

o Be informed. Read this prospectus, the fund prospectus, fixed interest option appendices and the Guaranteed Accumulation Account prospectus.
--------------------------------------------------------------------------------

Limits on Option Availability. Some funds and fixed interest options may not be available through certain contracts and plans or in some states. We may add, withdraw or substitute funds, subject to the conditions in the contract and regulatory requirements.

Limits on Number of Options Selected. No more than 18 investment options may be selected for your account at any one time. Each subaccount, the Fixed

Account, the Fixed Plus Account and each classification of the Guaranteed Accumulation Account selected counts as one option.

Limits Imposed by the Underlying Fund. Orders for the purchase of fund shares may be subject to acceptance by the fund. We reserve the right to reject, without prior notice, any allocation of payments to a subaccount if the subaccount's investment in the corresponding fund is not accepted by the fund for any reason.

Additional Risks of Investing in the Funds.  (Mixed and Shared Funding)

"Shared funding" occurs when shares of a fund, which the subaccounts buy for variable annuity contracts, are also bought by other insurance companies for their variable annuity contracts.

"Mixed funding" occurs when shares of a fund, which the subaccounts buy for variable annuity contracts, is bought for variable life insurance contracts issued by us or other insurance companies.

> Shared--bought by more than one company

> Mixed--bought for annuities and life insurance

It is possible that a conflict of interest may arise due to mixed and/or shared funding, that could adversely impact the value of a fund. For example, if a conflict of interest occurred and one of the subaccounts withdrew its investment in a fund, the fund may be forced to sell its securities at disadvantageous prices, causing its share value to decrease. Each fund's board of directors or trustees will monitor events to identify any conflicts which might arise and to determine what action, if any, should be taken to address such conflicts.

Transfers
--------------------------------------------------------------------------------
Transfers Among Investment Options. During the accumulation phase, the contract holder, or you if permitted by the plan, may transfer amounts of $500 or more among investment options. Subject to the contract holder's approval, you may make a request in writing, by telephone or, where applicable, electronically. Transfers must be made in accordance with the terms of the contract and your plan. Transfers from fixed interest options are restricted as outlined in Appendices I, II and III. You may not make transfers once you enter the income phase.

Value of Transferred Dollars. The value of amounts transferred in or out of the funds will be based on the subaccount unit values next determined after we receive your request in good order at our Home Office.

Telephone Transfers: Security Measures. To prevent fraudulent use of telephone transactions, we have established security procedures. These include recording calls on our toll-free telephone lines and requiring use of a personal identification number (PIN) to execute transactions. You are responsible for keeping your PIN and account information confidential. If we fail to follow reasonable security procedures, we may be liable for losses due to unauthorized or fraudulent telephone transactions. We are not liable for losses resulting from following telephone instructions we believe to be genuine. If a loss occurs when we rely on such instructions, you will bear the loss.

Limits on Frequent Transfers. The contracts are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of a fund and raise its expenses. This in turn can have an adverse effect on fund performance. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the contracts.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market-timing organization or individual or other party authorized to give transfer instructions on behalf of multiple contract holders or participants. Such restrictions could include: (1) not accepting transfer instructions from an agent acting on behalf of more than one contract holder or participant; and (2) not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one contract holder or participant at a time.


We further reserve the right to impose, without prior notice, restrictions on any transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other contract holders or participants.


The Dollar Cost Averaging Program. If available under your plan, you may participate in our dollar cost averaging program. There is no additional charge for this service. Dollar cost averaging is a system for investing that buys fixed dollar amounts of an investment at regular intervals, regardless of price. Our program transfers, at regular intervals, a fixed dollar amount to one or more subaccounts that you select. Dollar cost averaging is not permitted into the Lexington Natural Resources Trust subaccount. Dollar cost averaging neither ensures a profit nor guarantees against loss in a declining market. You should consider your financial ability to continue purchases through periods of low price levels. For additional information about this program, contact your local representative or call the Company at the number listed in "Contract Overview--Questions."

Contract Purchase and Participation
--------------------------------------------------------------------------------
Contracts Available for Purchase. The contracts are designed for deferred compensation plans sponsored by an employer for its employees and/or independent contractors. The plans may be sponsored by:


(1) Non-governmental tax-exempt organizations for deferrals that are subject to Code Section 457 (457 Plans)

(2) Tax-exempt organizations for deferrals not subject to Code Section 457

(3) Taxable organizations


The types of plans described in (2) and (3) above are referred to as non-457 plans.


Purchasing the Contract. The contract holder submits the required forms and application to the Company. We approve the forms and issue a contract to the contract holder.

Participating in the Contract. To participate in the contract, complete an enrollment form and submit it to us. If your enrollment is accepted, we establish an account for you under the contract.


Acceptance or Rejection of Applications or Enrollment Forms. We must accept or reject an application or your enrollment materials within two business days of receipt. If the forms are incomplete, we may hold any forms and accompanying payments for five days, unless you consent to our holding them longer. Under limited circumstances, we may also agree, for a particular plan, to hold payments for longer periods with the permission of the contract holder. If we agree to do this, we will deposit the payments in the Aetna Money Market VP subaccount until the forms are completed (or for a maximum of 105 days). If we reject the application or enrollment, we will return the forms and any payments.

Methods of Payment.  The following payment methods are available:


> Continuous payments over time into an installment purchase payment account


Payments to an installment purchase payment account must be at least $100 per month ($1,200 annually). No payment may be less than $25.


> Lump sum transfer from a previous plan into a single purchase payment account, in accordance with our procedures in effect at the time of purchase.


If you participate in a 457 plan, the Tax Code places limits on how much of your compensation may be deferred annually. See "Taxation" for further information.


Allocation of Payments. The contract holder or you, if the contract holder permits, directs us to allocate initial contributions to the investment options available under the plan. Generally you will specify this information on your enrollment materials. After your enrollment, changes to allocations for future payments or transfer of existing balances among investment options may be requested in writing and, where available, by telephone or electronically.


Allocations must be in whole percentages and there may be limitations on the number of investment options that can be selected at any one time. (See "Investment Options" and "Transfers.")


Transfer Credits. The Company may provide a transfer credit on transferred assets, subject to certain conditions and state approvals. Transferred assets are the value of contributions made on your behalf under the plan or a prior plan before such amounts are applied to the contract. The transfer credit equals a percentage of the transferred assets remaining in the contract after a specified period of time. Once a transfer credit is applied to the contract, it will not be recaptured by the Company; however, all applicable provisions and limitations of the contract will apply to those amounts. This benefit is provided on a nondiscriminatory basis. If a transfer credit is due under the contract, you will be provided with additional information specific to the contract.

Contract Ownership and Rights
--------------------------------------------------------------------------------
Who owns the Contract? The contract holder. This is the person or entity to whom we issue the contract.

Who Owns Money Accumulated under the Contract? All dollars accumulated under the contracts, including contributions attributable to deferred compensation, are part of your employer's general assets and subject to the claims of its general creditors. The plan exclusively governs what benefits are available to you and those benefits are provided from your employer's general assets.


What Rights Do I Have under The Contract? The contract holder, usually your employer, holds all rights under the contract. The contract holder's plan, which you participate in, may permit you to exercise some of those rights.

Right to Cancel
--------------------------------------------------------------------------------
When and How to Cancel. The contract holder may cancel the contract within ten days after receiving it (or as otherwise allowed by state law) by returning it to the Company along with a written notice of cancellation.

Refunds to Contract Holders. We will produce a refund to the contract holder not later than seven days after we receive the contract and the written notice of cancellation at our Home Office. The refund will equal the dollars contributed to the contract plus any earnings or less any losses attributable to those contributions allocated to the variable investment options, unless otherwise required by law.

Types of Fees

There are three types of fees your account may incur:

> Transaction Fees
  o Early Withdrawal Charge
  o Annual Maintenance Fee

> Fees Deducted from the Subaccounts
  o Mortality and Expense Risk Charge
  o Administrative Expense Charge

> Fees Deducted by the Funds
  o Investment Advisory Fees
  o Other Expenses

Terms to Understand
in Schedules

> Account Year--a 12-month
  period measured from the
  date we establish your
  account, or measured from
  any anniversary of that
  date.


> Purchase Payment Period
  (for installment
  payments)-- the period
  of time it takes to
  complete the number of
  installment payments
  expected to be made to
  your account over a
  year. For example, if
  your payment frequency
  is monthly, a payment
  period is completed
  after 12 payments are
  made. If only 11
  payments are made, the
  payment period is not
  completed until the
  twelfth payment is made.
  At any given time, the
  number of payment
  periods completed cannot
  exceed the number of
  account years completed,
  regardless of the number
  of payments made.


Fees
--------------------------------------------------------------------------------
The following repeats and adds to information provided in the "Fee Table" section. Please review both this section and the Fee Table for information on fees.


Transaction Fees


Early Withdrawal Charge

Withdrawals of all or a portion of your account value may be subject to a charge.


Amount. The charge is a percentage of the amount withdrawn. The percentage is determined by the early withdrawal charge schedule that applies to your account. It will never be more than 8.5% of your total payments to your account.

Purpose. This is a deferred sales charge. It reimburses us for some of the sales and administrative expenses associated with the contract. Our remaining sales and administrative expenses will be covered by our general assets which are attributable in part to the mortality and expense risk charge described in this section.


Early Withdrawal Charge Schedules


--------------------------------------------------------------------------------
  Installment Purchase Payment Accounts       Single Purchase Payment Accounts
-------------------------------------------------------------------------------
 Purchase Payment       Early Withdrawal     Account Years     Early Withdrawal
  Periods Completed      Charge               Completed         Charge
---------------------   ------------------   ---------------   -----------------
 Fewer than 5           5%                   Fewer than 5      5%
 5 or more but                               5 or more but
  fewer than 7          4%                    fewer than 6     4%
 7 or more but                               6 or more but
  fewer than 9          3%                    fewer than 7     3%
 9 or more but                               7 or more but
  fewer than 10         2%                    fewer than 8     2%
                                             8 or more but
 10 or more             0%                    fewer than 9     1%
                                             9 or more         0%
--------------------------------------------------------------------------------



Waiver. The early withdrawal charge is waived for portions of a withdrawal where one or more of the following apply:


> Used to provide payments to you during the income phase

> Paid because of your death before income phase payments begin


> Paid where your account value is $3,500 or less and no part of the account has been taken as a withdrawal or used to provide income phase payments within the prior 12 months (If the contract holder makes a full withdrawal from more than one of the accounts on your behalf, the value of those accounts will be added together to be eligible for the $3,500 exemption. This option is not available for contracts where we do not maintain participant accounts or for withdrawals of all accounts under one contract)


> Taken because of the election of a systematic distribution option (See
  "Systematic Distribution Options")

> Taken when you are 59-1/2 or older, have an installment purchase payment account and have completed at least nine purchase payment periods


> Taken on or after the tenth anniversary of the effective date of the account or plan account

> For 457 plans only, due to a hardship from an unforeseeable emergency, as defined in the Tax Code


> For contracts issued in connection with retirement programs for select management and highly compensated healthcare employees in plans formerly carried under certain hospital association endorsements, withdrawn due to your separation from service with your current employer


Reduction, Waiver or Elimination. In addition to the specific waivers described above, we may reduce, waive or eliminate the early withdrawal charge for a particular plan. Any such reduction will reflect the differences we expect in distribution costs or services meant to be defrayed by this charge. Factors we consider for a reduction include, but are not limited to, the following:


> The number of participants under the plan

> The expected level of assets or cash flow under the plan

> Our agent's involvement in sales activities

> Our sales-related expenses

> Distribution provisions under the plan

> The plan's purchase of one or more other variable annuity contracts from us and the features of those contracts

> The level of employer involvement in determining eligibility for distributions under the contract

> Our assessment of financial risk to the Company relating to withdrawals

We will not reduce the early withdrawal charge in a manner that is unfairly discriminatory against any person.


We may also apply different early withdrawal charge provisions in contracts issued to certain employer groups or associations which have negotiated the contract terms on behalf of their employees. We will offer any resulting early withdrawal charge uniformly to all employees in the group.


Maintenance Fee


Maximum Amount. $20.00 (This fee only applies to installment purchase payment accounts.)

When/How. For those plans that have a maintenance fee, each year during the accumulation phase we deduct this fee from your account value. We deduct it on your account anniversary and, in some cases, at the time of full withdrawal. It is deducted on a pro rata basis from your account value invested in the subaccounts and the fixed interest options.

Purpose. This fee reimburses us for our administrative expenses relating to the establishment and maintenance of your account.

Reduction, Waiver or Elimination. When the plan meets certain criteria, we may reduce, waive or eliminate the maintenance fee. Factors we consider reflect differences in our level of administrative costs and services, such as:


> The size, type and nature of the group for which a contract is issued

> The anticipated level of administrative expenses such as billing for payments, producing periodic reports, providing for the direct payment of account charges rather than having them deducted from account values, and any other factors pertaining to the level and expense of administrative services we will provide

> The number of eligible participants and the program's participation rate

We will not unfairly discriminate against any person if we reduce or eliminate the maintenance fee. We will make any reduction or elimination of this fee according to our own rules in effect at the time an application for a contract is approved. We reserve the right to change these rules from time to time.


Fees Deducted from the Subaccounts


Mortality and Expense Risk Charge


Maximum Amount. 1.25% annually of your account value invested in the subaccounts.

When/How. This fee is deducted daily from the subaccounts. We do not deduct this from any fixed interest option.

Purpose. The fee compensates us for the mortality and expense risks we assume under the contracts.


> The mortality risks are those risks associated with our promise to make lifetime payments based on annuity rates specified in the contracts and our funding of the death benefit and other payments we make to owners or beneficiaries of the accounts


> The expense risk is the risk that the actual expenses we incur under the contracts will exceed the maximum costs that we can charge.


If the amount we deduct for this fee is not enough to cover our mortality costs and expenses under the contracts, we will bear the loss. We may use any excess to recover distribution costs relating to the contract and as a source of profit. We expect to make a profit from this fee.


Reduction. We may reduce the mortality and expense risk charge from the maximum when the plan meets certain criteria and we agree to the reduction with the contract holder in writing. Some contracts have a reduced mortality and expense risk charge only during the accumulation phase of the account which then increases during the income phase. Any reduction will reflect differences in expenses for administration based on such factors as:


> The plan design. For example, the plan may favor stability of invested assets and limit the conditions for withdrawals and available investment options, which in turn lowers administrative expenses.

> The size of the prospective group, projected annual number of eligible participants and the program's participation rate, or the number of participants estimated to choose the contract.

> The frequency, consistency and method of submitting payments.

> The method and extent of onsite services we provide and the contract holder's involvement in services such as enrollment and ongoing participant services.

> The contract holder's support and involvement in the communication, enrollment, participant education and other administrative services.

> The projected frequency of distributions.

> The type and level of other factors that affect the overall administrative expense.

We will determine any reduction of mortality and expense risk on a basis that is not unfairly discriminatory according to our rules in effect at the time a contract application is approved. We reserve the right to change these rules from time to time.

Administrative Expense Charge


Maximum Amount. 0.25% annually of your account value invested in the subaccounts.


When/How: For all participants who became covered under a contract on or before November 5, 1984, we reserve the right to charge an administrative expense fee of up to 0.25% annually. This fee may be assessed during the accumulation phase and/or the income phase. If we are imposing this fee under the contract issued in connection with your plan when you enter the income phase, the fee will apply to you during the entire income phase.

> We do not currently impose this charge under any contracts issued in connection with retirement programs for select management and highly compensated healthcare employees in plans formerly carried under certain hospital association endorsements.

> For contracts not in the above category, beginning on April 4, 1997 we began to deduct this charge during the accumulation phase only for contracts effective before October 31, 1996 where the number of participants was less than 30 as of November 30, 1996 and the contract holder had chosen not to elect one of the Company's electronic standards for cash collection and application of participant contribution data. However, we do not impose the administrative expense charge for participants under those contracts who enrolled in a group contract or became covered under an individual contract before November 5, 1984.

> We do not currently deduct an administrative expense charge during the accumulation phase for any contracts other than those described above.

> We do not currently deduct an administrative expense charge during the income phase for any contracts.


Purpose. This fee helps defray our administrative expenses that cannot be covered by the mortality and expense risk charge described above. The fee is not intended to exceed the average expected cost of administering the contracts. We do not expect to make a profit from this fee.

Fund Expenses

Maximum Amount. Each fund determines its own advisory fees and expenses. For a list of fund fees see "Fee Table." The fees are described in more detail in each fund prospectus.

When/How. Fund fees are not deducted from your account. Fund advisory fees and expenses are reflected in the daily value of the fund shares, which will in turn affect the daily value of each subaccount.

Purpose. These amounts help to pay the funds' investment advisor and operating expenses.

Premium and Other Taxes

Maximum Amount. Some states and municipalities charge a premium tax on annuities. These taxes currently range from 0% to 4%, depending on the jurisdiction.

When/How. We reserve the right to deduct premium taxes from your account value or from payments to your account at any time, but not before there is a tax liability under state law. Our current practice is to deduct premium taxes at the time of a full withdrawal or the commencement of income phase payments. We will not deduct any municipal premium tax of 1% or less, but we reserve the right to reflect such an expense in our annuity purchase rates.

In addition, the Company reserves the right to assess a charge for any federal taxes due against the separate account. (See "Taxation.")

Your Account Value
--------------------------------------------------------------------------------
During the accumulation phase, your account value at any given time equals:

> Account dollars directed to the fixed interest options, including interest earnings to date

> Less any deductions from the fixed interest options (e.g. withdrawals, fees)

> Plus the current dollar value of amounts invested in the subaccounts.

Subaccount Accumulation Units. When a fund is selected as an investment option, your account dollars invest in "accumulation units" of the Variable Annuity Account B subaccount corresponding to that fund. The subaccount invests directly in the fund shares. The value of your interests in a subaccount is expressed as the number of accumulation units you hold multiplied by an "Accumulation Unit Value," as described below, for each unit.

Accumulation Unit Value (AUV). The value of each accumulation unit in a subaccount is called the accumulation unit value or AUV. The value of accumulation units vary daily in relation to the underlying fund's investment performance. The value also reflects deductions for fund fees and expenses, the mortality and expense risk charge, and the administrative charge (if any). We discuss these deductions in more detail in "Fee Table" and "Fees."

Valuation. We determine the AUV every business day after the close of the New York Stock Exchange. At that time, we calculate the current AUV by multiplying the AUV last calculated by the "net investment factor" of the subaccount. The net investment factor measures the investment performance of the subaccount from one valuation to the next.

Current AUV = Prior AUV x Net Investment Factor

Net Investment Factor. The net investment factor for a subaccount between two consecutive valuations, equals the sum of 1.0000 plus the net investment rate.

Net Investment Rate. The net investment rate is computed according to a formula that is equivalent to the following:

> The net assets of the fund held by the subaccount as of the current valuation, minus;

> The net assets of the fund held by the subaccount at the preceding valuation, plus or minus;

> Taxes or provisions for taxes, if any, due to subaccount operations (with any federal income tax liability offset by foreign tax credits to the extent allowed);

> Divided by the total value of the subaccount units at the preceding valuation;


> Less a daily deduction for the mortality and expense risk charge and the administrative expense charge (if any). See "Fees."

The net investment rate may be either positive or negative.

Hypothetical Illustration. As a hypothetical illustration, assume that an investor contributes $5,000 to his account and directs us to invest $3,000 in Fund A and $2,000 in Fund B. After receiving the contribution and following the next close of business of the New York Stock Exchange, the applicable AUV's are $10 for Subaccount A, and $25 for Subaccount B. The investor's account is credited with 300 accumulation units of Subaccount A and 80 accumulation units of Subaccount B.


            +-------------------+
            |$5,000 contribution|
            +-------------------+
             Step 1 [arrow down]              Step 1: An Investor
 +----------------------------------------+   contributes $5000
 |Aetna Life Insurance and Annuity Company|
 +----------------------------------------+
             Step 2 [arrow down]              Step 2:
 +----------------------------------------+
 |       Variable Annuity Account B       |   A. He directs us to invest
 +---------------+-----------------+------+      $3,000 in Fund A. His
 | Subaccount a  |  Subaccount B   | Etc. |      dollars purchase 300
 | 300           |  80             |      |      accumulation units of
 | accumulation  |  accumulation   |      |      Subaccount A ($3,000
 | units         |  units          |      |      divided by the current
 |               |                 |      |      $10 AUV).
 |               |                 |      |
 |               |                 |      |   B. He directs us to invest
 |               |                 |      |      $2,000 in Fund B. His
 |               |                 |      |      dollars purchase 80
 |               |                 |      |      accumulation units of
 |               |                 |      |      Subaccount B ($2,000
 |               |                 |      |      divided by the current
 |               |                 |      |      $25 AUV).
 +---------------+-----------------+------+
  [arrow down] Step 3 [arrow down]            Step 3: The separate account
     +------+         +------+                then purchases shares of the
     |Fund A|         |Fund B|                applicable funds at the
     +------+         +------+                current market value (NAV).

The fund's subsequent investment performance, expenses and charges, and the daily charges deducted from the subaccount, will cause the AUV to move up or down on a daily basis.

Payments to Your Account. If all or a portion of initial payments are directed to the subaccounts, they will purchase subaccount accumulation units at the AUV next computed after our acceptance of the applicable application or enrollment forms. Subsequent payments or transfers directed to the subaccounts that we receive by the close of business of the New York Stock Exchange (Exchange) will purchase subaccount accumulation units at the AUV computed after the close of the Exchange on that day. The value of subaccounts may vary day to day.

Taxes, Fees and Deductions

Amounts withdrawn may be subject to one or more of the following:

> Early Withdrawal Charge (see "Fees--Early Withdrawal Charge")

> Maintenance Fee (see "Fees--Maintenance Fee")

> Market Value Adjustment (see Appendix I)

> Tax Penalty (see "Taxation")

> Tax Withholding (see "Taxation")

To determine which may apply, refer to the appropriate sections of this prospectus, contact your Aetna representative or call the Company at the number listed in "Contract Overview--Questions."

Withdrawals
--------------------------------------------------------------------------------
Making a Withdrawal. Subject to limitations on withdrawals from the Fixed Plus Account, the contract holder may withdraw all or a portion of your account value (on your behalf) at any time during the accumulation phase.

Steps for Making A Withdrawal. The contract holder, or you if permitted by the plan must:

> Select the Withdrawal Amount

1) Full Withdrawal: You will receive, reduced by any required withholding tax, your account value allocated to the subaccounts, the Guaranteed Accumulation Account (plus or minus any applicable market value adjustment) and to the Fixed Account, minus any applicable early withdrawal charge, plus the amount available for withdrawal from the Fixed Plus Account.

2) Partial Withdrawal (Percentage or Specified Dollar Amount): You will receive, reduced by any required withholding tax, the amount you specify, subject to the value available in your account. However, the amount actually withdrawn from your account will be adjusted by any applicable early withdrawal charge for amounts withdrawn from the subaccounts, the Guaranteed Accumulation Account or the Fixed Account, and any positive or negative market value adjustment for amounts withdrawn from the Guaranteed Accumulation Account. The amount available from the Fixed Plus Account may be limited.

   For a description of limitations on withdrawals from the Fixed Plus Account, see Appendix III.

> Select Investment Options. If this is not specified, we will withdraw dollars proportionally from each investment option in which you have an account value.

>  Properly complete a disbursement form and submit it to our Home Office.

Calculation of Your Withdrawal. We determine your account value every normal business day after the close of the New York Stock Exchange. We pay withdrawal amounts based on your account value either: (1) As of the next valuation after we receive a request for withdrawal in good order at our Home Office, or (2) On such later date as specified on the disbursement form.

Delivery of Payment. Payments for withdrawal requests will be made in accordance with SEC requirements. Normally, the payment will be sent not later than seven calendar days following our receipt of the disbursement form in good order.

Features of a Systematic Distribution
Option (SDO)

An SDO allows the contract holder to
elect for you to receive regular
payments from your account, without
moving into the income phase. By
maintaining your account in the
accumulation phase, certain rights and
flexibility are retained and any
accumulation phase fees may apply.

Systematic Distribution Options
--------------------------------------------------------------------------------
Availability of Systematic Distribution Options (SDOs). To exercise one of these options the account value must meet any minimum dollar amount and age criteria applicable to that option. To determine what SDO's are available, check with the contract holder or the Company.

The SDOs currently available under the contract include the following:

> SWO--Systematic Withdrawal Option. SWO is a series of automatic partial withdrawals from your account based on the payment method selected. It is designed for those who want a periodic income while retaining investment flexibility for amounts accumulated under the contract.

> ECO--Estate Conservation Option. ECO offers the same investment flexibility as SWO, but is designed for those who want to receive only the minimum distribution that the Tax Code requires each year.

  Under ECO, we calculate the minimum distribution amount required by law at age 70-1/2, and pay you that amount once a year. ECO is available under 457 plans only.

> Other Systematic Distribution Options. We may add additional SDOs from time to time. You may obtain additional information relating to any of the SDOs from your local representative or from our Home Office.

Availability of Systematic Distribution Options The Company may discontinue the availability of one or all of the SDOs at any time, and/or change the terms of future elections.

Terminating a Systematic Distribution Option Once an SDO is elected, the contract holder may revoke it at any time by submitting a written request to our Home Office. Any revocation will apply only to the amount not yet paid. Once an option is revoked for an account, it may not be elected again, nor may any other SDO be elected.

Charges and Taxation When the contract holder elects an SDO for your account, your account value remains in the accumulation phase and subject to the charges and deductions described in the "Fees" section. Taking a withdrawal through an SDO may have tax consequences. If you are concerned about tax implications consult a tax advisor before one of these options is elected.

During the Income Phase


This section provides information about the accumulation phase. For death benefit information applicable to the income phase (see "The Income Phase").


Death Benefit

--------------------------------------------------------------------------------
The contract provides a death benefit in the event of your death, which is payable to the contract holder (usually your employer). The contract holder may direct that we make any payments to the beneficiary you name under the plan (plan beneficiary).

During the Accumulation Phase

Payment Process

1. Following your death, the contract holder (on behalf of your plan beneficiary) must provide the Company with proof of death acceptable to us and a payment request in good order.

2. The payment request should include selection of a benefit payment option.

3. Within seven days after we receive proof of death acceptable to us and payment request in good order at our Home Office, we will mail payment, unless otherwise requested.

Until a payment option is selected, account dollars will remain invested as at the time of your death, and no distribution will be made.

If you die during the accumulation phase of your account, the following payment options are available to your plan beneficiary, if allowed by your contract holder and the Tax Code:


> Lump sum payment

> Payment in accordance with any of the available income phase payment options
  (see "The Income Phase--Payment Options")

> If the plan beneficiary is your spouse, payment in accordance with an available SDO (See "Systematic Distribution Options")


The following options are also available; however, the Tax Code limits how long the death benefit proceeds may be left in these options:

> Leaving your account value invested in the contract; or


> Under some contracts, leaving your account value on deposit in the Company's general account, and receiving monthly, quarterly, semi-annual or annual interest payments at the interest rate then being credited on such deposits. The beneficiary may withdraw the balance on deposit at any time or request to receive payment in accordance with any of the available income phase payment options (See "The Income Phase--Payment Options.")

The Value of the Death Benefit. The death benefit will be based on your account value as calculated on the next valuation following the date on which we receive proof of death in good order. Interest, if any, will be paid from the date of death at a rate no less than required by law. For amounts held in the Guaranteed Accumulation Account (GAA), any positive aggregate market value adjustment (the sum of all market value adjustments calculated due to a withdrawal) will be included in your account value. If a negative market value adjustment applies, it would be deducted only if the death benefit is withdrawn more than six months after your death. We describe the market value adjustment in Appendix I and in the GAA prospectus.


Tax Code Requirements. The Tax Code requires distribution of death benefit proceeds within a certain period of time. Failure to begin receiving death benefit payments within those time periods can result in tax penalties. Regardless of the method of payment, death benefit proceeds will generally be taxed to the beneficiary in the same manner as if you had received those payments. See "Taxation" for additional information.

We may have used the following terms in prior prospectuses:

Annuity Phase--Income Phase

Annuity Option--Payment Option

Annuity Payment--Income Phase Payment

Annuitization--Initiating Income Phase Payments

The Income Phase
--------------------------------------------------------------------------------
During the income phase you receive payments from your accumulated account value.

Initiating Payments. At least 30 days prior to the date you want to start receiving payments, the contract holder or you, if permitted by the plan, must notify us in writing of the following:

> Start date

> Payment option (see the payment options table in this section)

> Payment frequency (i.e., monthly, quarterly, semi-annually or annually)

> Choice of fixed or variable payments

> Selection of an assumed net investment rate (only if variable payments are elected)

> Under some plans, certification from your employer and/or submission of the appropriate forms is also required

The account will continue in the accumulation phase until the contract holder or you, as applicable, properly initiate payments. Once a payment option is selected, it may not be changed; however, certain options allow you to withdraw a lump sum.

What Affects Payment Amounts? Some of the factors that may affect payment amounts include: your age, your account value, the payment option selected, number of guaranteed payments (if any) selected, and whether variable or fixed payments are selected.

Fixed Payments. Amounts funding fixed payments will be held in the Company's general account. Fixed payment amounts do not vary over time.


Variable Payments. Amounts funding your income phase payments will be held in the subaccount(s) selected or a combination of subaccounts and the general account. The contracts may restrict the subaccounts available during the income phase, and you may not make transfers once you enter the income phase. For variable payments, an assumed net investment rate must be selected.


Payments from the Fixed Plus Account. If a nonlifetime payment option is selected, payments from the Fixed Plus Account may only be made on a fixed basis.


Assumed Net Investment Rate. For variable payments, an assumed net investment rate must be selected. If you select a 5% rate, your first payment will be higher, but subsequent payments will increase only if the investment performance of the subaccounts selected is greater than 5% annually, after deduction of fees. Payment amounts will decline if the investment performance is less than 5%, after deduction of fees.


If a 3-1/2% rate is selected, your first payment will be lower and subsequent payments will increase more rapidly or decline more slowly depending on the investment performance of the subaccounts selected. For more information about selecting an assumed net investment rate, request a copy of the Statement of Additional Information by calling the Company. (See "Contract Overview--Questions.")

Minimum Payment Amounts.  The payment option selected must result in:


> A first payment of at least $20


> Total yearly payments of at least $100.


If your account value is too low to meet these minimum payment amounts, the contract holder, on your behalf, must elect a lump sum payment.


Charges Deducted. We make a daily deduction for mortality and expense risks from amounts held in the subaccounts. Therefore, if you choose variable payments and a nonlifetime payment option, we still make this deduction from the subaccounts selected, even though we no longer assume any mortality risk for you. We may also deduct a daily administrative charge from amounts held in the subaccounts. (See "Fees.")

Death Benefit During the Income Phase. The death benefits that may be available to a beneficiary are outlined in the payment option table below. If a lump sum payment is due as a death benefit, we will make payment within seven calendar days after we receive proof of death acceptable to us and the payment request in good order at our Home Office.

Taxation. To avoid certain tax penalties, you and any beneficiary must meet the distribution rules imposed by the Tax Code. (See "Taxation.")

Payment Options

The following tables list the payment options and accompanying death benefits which may be available under the contracts. Some contracts restrict the options and the terms available. Check with your contract holder for details. We may offer additional payment options under the contract from time to time.

Terms Used in the Tables:

Annuitant: The person(s) on whose life expectancy the income phase payments are calculated.

Beneficiary: The person designated to receive the death benefit payable under the contract.


-------------------------------------------------------------------------------------------------------------------------
                                                   Lifetime Payment Options
-------------------------------------------------------------------------------------------------------------------------
                  Length of Payments: For as long as the annuitant lives. It is possible that only one payment will be
Life Income       made should the annuitant die prior to the second payment's due date.
                  Death Benefit--None: All payments end upon the annuitant's death.
-------------------------------------------------------------------------------------------------------------------------
                  Length of Payments: For as long as the annuitant lives, with payments guaranteed for a choice of
Life Income--     5-20 years or as otherwise specified in the contract.
Guaranteed
Payments          Death Benefit--Payment to the Beneficiary: If the annuitant dies before we have made all the guaranteed payments, we will pay the beneficiary a lump sum (unless otherwise requested) equal to the present value of the remaining guaranteed payments.
-------------------------------------------------------------------------------------------------------------------------
                  Length of Payments: For as long as either annuitant lives. It is possible that only one payment will be made should both annuitants die before the second payment's due date.

                  Continuing Payments:

 Life Income--    (a) This option allows a choice of 100%, 66-2/3% or 50% of the payment to continue to the
 Two Lives        surviving annuitant after the first death; or

                  (b) 100% of the payment to continue to the annuitant on the second annuitant's death, and 50%
                  of the payment to continue to the second annuitant on the annuitant's death.

                  Death Benefit--None: Payments end after the deaths of both annuitants.
-------------------------------------------------------------------------------------------------------------------------
                  Length of Payments: For as long as either annuitant lives, with payments guaranteed for a minimum of 120 months, or as otherwise specified in the contract.

Life Income--     Continuing Payments: 100% of the payment to continue to the surviving annuitant after the first
Two Lives--       death.
Guaranteed
Payments          Death Benefit--Payment to the Beneficiary: If both annuitants die before the guaranteed payments have all been paid, we will pay the beneficiary a lump sum (unless otherwise requested)
                  equal to the present value of the remaining guaranteed payments.
-------------------------------------------------------------------------------------------------------------------------

                               Table continued [arrow right (to next page)]

-------------------------------------------------------------------------------------------------------------------------
                                                  Nonlifetime Payment Options
-------------------------------------------------------------------------------------------------------------------------
                  Length of Payments: Payments generally may be fixed or variable and may be made for 3-30 years.
                  However, for amounts held in the Fixed Plus Account during the accumulation phase, the payment must be on a fixed basis and must be for at least 5 years. In certain cases a lump sum
Nonlifetime--     payment may be requested at any time (see below).
Guaranteed
Payments          Death Benefit--Payment to the Beneficiary: If the annuitant dies before we make all the guaranteed payments, we will pay the beneficiary a lump sum (unless otherwise requested) equal to the present value of the remaining guaranteed payments, and we will not impose any early withdrawal charge.
-------------------------------------------------------------------------------------------------------------------------

Lump Sum Payment: If the Nonlifetime--Guaranteed Payments option is elected with variable payments, you may request at any time that all or a portion of the present value of the remaining payments be paid in one sum. A lump sum elected before three years of payments have been completed will be treated as a withdrawal during the accumulation phase and we will charge any applicable early withdrawal charge. If the early withdrawal charge is based on completed purchase payment periods, each year that passes after income payments begin will be treated as a completed purchase payment period, even if no additional payments are made. (See "Fees--Early Withdrawal Charge.") Lump sum payments will be sent within seven calendar days after we receive the request for payment in good order at our Home Office.

Calculation of Lump Sum Payments: If a lump sum payment is available to a beneficiary or to you in the options above, the rate we use to calculate the present value of the remaining guaranteed payments is the same rate we use to calculate the income payments (i.e., the actual fixed rate used for the fixed payments, or the 3-1/2% or 5% assumed net investment rate for variable payments).
-------------------------------------------------------------------------------

In This Section

> Introduction

> Your Retirement Plan

> Withdrawals and other Distributions

> Taxation of Distributions

> Withholding

> Minimum Distribution Requirements

> Contribution and Distribution Limits

> 415(m) Arrangements

> Bona Fide Severance Pay Plans

> Taxation of the Company


When consulting a tax advisor, be
certain that he or she has expertise
in the Tax Code sections applicable to
your tax concerns.


Taxation
--------------------------------------------------------------------------------


Introduction


This section discusses our understanding of current federal income tax laws affecting the contract. You should keep the following in mind when reading it:

> Your tax position (or the tax position of the beneficiary, as applicable) determines federal taxation of amounts held or paid out under the contract.

> Tax laws change. It is possible that a change in the future could affect contracts issued in the past.

> This section addresses federal income tax rules and does not discuss federal estate and gift tax implications, state and local taxes or any other tax provisions.

> We do not make any guarantee about the tax treatment of the contract or transactions involving the contract.

--------------------------------------------------------------------------------
 We do not intend this information to be tax advice. For advice about the effect of federal income taxes or any other taxes on amounts held or paid out under the contract, consult a tax adviser. For more comprehensive information contact the Internal Revenue Service.
--------------------------------------------------------------------------------


Your Retirement Plan


The tax rules applicable to retirement plans vary according to plan type, and terms and conditions of the plan. To understand what tax rules apply, you need to know the code section under which your plan qualifies. Contact your plan sponsor, local representative or the Company to learn which code section applies to your plan.

Plan Types. The contract is designed for use with deferred compensation plans that qualify under code section 457 or non-section 457 deferred compensation plans. Code section 457 provides for certain deferred compensation plans. These plans may be offered by state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and non-governmental tax exempt organizations. A code section 457 plan may be either a 457(b) (eligible) plan or a 457 (f) (ineligible) plan. Either type of plan may permit participants to specify the form of investment for their deferred compensation account. A non-section 457 deferred compensation plan may be either a deferred compensation plan of a tax-exempt employer that is "grandfathered" and not subject to 457 rules, or a deferred compensation plan of a for-profit employer. The contract may also be used with code section 415(m) arrangements.

The Contract and Retirement Plans. We make this contract available to plans subject to code section 457 only if a non-governmental employer sponsors the plan. Under such plans, as well as non-section 457 deferred compensation plans, all amounts of deferred compensation, all property and rights purchased with such amounts and all income attributable to such amounts, property and rights remains solely the property and rights of the employer and is subject to the claims of the employer's general creditors. Contract holders and contract participants are responsible for determining that contributions, distributions and other transactions satisfy applicable laws. Legal counsel and a tax adviser should be consulted regarding the suitability of the contract.

Because the plan is not part of the contract, we are not bound by any plan's terms or conditions.


Withdrawals and Other Distributions


Certain tax rules apply to distributions from the contract. A distribution is any amount taken from the contract including withdrawals, income payments, transfers and death benefit proceeds.

We report the taxable portion of all distributions to the IRS.

Taxation of Distributions

457(b) Plans. All amounts received under a 457(b) plan are includible in gross income when paid or otherwise made available to you or your beneficiary.

457(f) Plans. Compensation deferred under a 457(f) plan is includible in gross income in the first year when it is no longer subject to a "substantial risk of forfeiture" as defined by the Tax Code.

Non-Section 457 Deferred Compensation Plans. Compensation deferred under a non-Section 457 deferred compensation plan is includible in gross income in the first year when paid or otherwise made available to you or your beneficiary.


Taxation of Death Benefit Proceeds. In general, payments received by your beneficiaries after your death are taxed in the same manner as if you had received those payments.


Withholding for Federal Income Tax Liability

Any distributions under the contracts are generally subject to withholding. Federal income tax liability rates vary according to the type of distribution and the recipient's tax status.

All distributions, except death benefit proceeds, are subject to mandatory federal income tax withholding as wages. No withholding is required on payments to beneficiaries.

Non-resident Aliens. If you or a beneficiary is a non-resident alien, then any withholding is governed by code section 1441 based on the individual's citizenship, the country of domicile and treaty status.


Minimum Distribution Requirements


To avoid certain tax penalties, you and any beneficiary must meet the minimum distribution requirements imposed by the Tax Code. These requirements only apply to 457(b) plans. These rules may dictate one or more of the following:

> Start date for distributions

> The time period in which all amounts in your account(s) must be distributed

> Distribution amounts

Start Date. Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain age 70-1/2 or retire, whichever occurs later, unless you are a 5% owner, in which case such distributions must begin by April 1 of the calendar year following the calendar year in which you attain age 70-1/2.

Time Period. We must pay out distributions from the contract over one of the following time periods:

> Over your life or the joint lives of you and your beneficiary, or

> Over a period not greater than your life expectancy or the joint life expectancies of you and your beneficiary

Amount. Any distribution from a 457(b) plan, payable over a period of more than one year, must be made in substantially non-increasing amounts.

50% Excise Tax. If you fail to receive the minimum required distribution for any tax year, a 50% excise tax is imposed on the required amount that was not distributed.


Minimum Distribution of Death Benefit Proceeds. The following only applies to 457(b) plans. Different distribution requirements apply if your death occurs:


> After you begin receiving minimum distributions under the contract, or

> Before you begin receiving such distributions.


If your death occurs after you begin receiving minimum distributions under the contract, distributions must be made at least as rapidly as under the method in effect at the time of your death. Code section 401(a)(9) provides specific rules for calculating the minimum required distributions at your death. The rules differ, dependent upon the following:

> Whether your minimum required distribution was calculated each year based on your single life expectancy or the joint life expectancies of you and your beneficiary

> Whether life expectancy was recalculated


The rules are complex and any beneficiary should consult with a tax adviser before electing the method of calculation to satisfy the minimum distribution requirements.

Should you die before you begin receiving minimum distributions under the contract, your entire balance must be distributed by December 31 of the calendar year containing the fifth anniversary of the date of your death. For example, if you die on September 1, 1999, your entire balance must be distributed to the beneficiary by December 31, 2004. However, if the distribution begins by December 31 of the calendar year following the calendar year of your death, then payments may be made in one of the following time-frames:

> Over the life of the beneficiary

> Over a period not extending beyond the life expectancy of the beneficiary

For 457(b) plans, if the beneficiary is not your spouse, the time-frame may not exceed fifteen years.

Start Dates for Spousal Beneficiaries. If the beneficiary is your spouse, the distribution must begin on or before the later of the following:


> December 31 of the calendar year following the calendar year of your death

> December 31 of the calendar year in which you would have attained age 70-1/2

Contribution and Distribution Limits


457(b) Plan. If your employer's plan is a 457(b) plan, the Tax Code imposes a maximum limit on annual contributions to your account(s) that may be excluded from your gross income. For Section 457(b) plan participants, such limit is generally the lesser of $8,000, as adjusted to reflect changes in the cost of living, or 33% of your includible compensation (25% of gross compensation).

Under a 457(b) plan, amounts may not be made available to you earlier than (1) the calendar year you attain age 70-1/2, (2) when you separate from service with the employer or (3) when you are faced with an unforeseeable emergency. A
457(b) plan may permit a one-time in-service distribution if the total amount payable to the participant does not exceed $5,000 and no amounts have been deferred by the participant during the 2-year period ending on the date of distribution.

457(f) Plan. A 457(f) plan is not subject to restrictions on contributions or distributions, but must contain a "substantial risk of forfeiture" as defined by the Tax Code. Generally, substantial risk of forfeiture means that your right to receive deferred compensation is dependent upon your performance of future services to an employer or other entity.

Non-Section 457 Deferred Compensation Plans. Non-Section 457 Deferred Compensation Plans also are not subject to restrictions on contributions or distributions.


Code Section 415(m) Arrangements


If you participate in the contract through a qualified governmental excess benefit arrangement, defined in code section 415(m), the amounts provided under the contract may be subject to the same requirements as those applied to code section 457(b) plans described above, except that the limits described in "Contributions Excluded from Taxable Income" do not apply. If the code section 415(m) arrangement is not designed to meet the requirements of code section 457(b), then the amounts provided under the contract are taxed in accordance with code section 451 and are generally taxable when paid or made available to you.


Bona Fide Severance Pay Plans


If you participate in the contract through certain bona fide severance pay plans, described in code section 457(e)(11), amounts provided under the contract are generally not taxable until paid or made available to you. However, because these plans are not clearly defined in the Code, it may be determined that your plan does not qualify as a bona fide severance pay plan. If the plan does not qualify, then amounts provided under the contract are taxable in the year in which they are deferred. Because of this lack of clarity, it is imperative that you consult your tax adviser for guidance regarding taxation.


Taxation of the Company

We are taxed as a life insurance company under the Tax Code. Variable Annuity Account B is not a separate entity from us. Therefore, it is not taxed separately as a "regulated investment company," but is taxed as part of the Company.

We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the contracts. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to the extent that such income and gains are applied to increase reserves under the contracts. In addition, any foreign tax credits attributable to the separate account will be first used to reduce any income taxes imposed on the separate account before being used by the Company.

In summary, we do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make any provision for such taxes. However, changes in federal tax laws and/or their interpretation may result in our being taxed on income or gains attributable to the separate account. In this case, we may impose a charge against the separate account (with respect to some or all of the contracts) to set aside provisions to pay such taxes. We may deduct this amount from the separate account, including from your account value invested in the subaccounts.

Other Topics
--------------------------------------------------------------------------------

The Company

Aetna Life Insurance and Annuity Company (the Company, we) issues the contracts described in this prospectus and is responsible for providing each contract's insurance and annuity benefits.


We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976 and an indirect wholly-owned subsidiary of Aetna Inc. Through a merger, our operations include the business of Aetna Variable Annuity Life Insurance Company (formerly known as Participating Annuity Life Insurance Company, an Arkansas life insurance company organized in 1954).

We are engaged in the business of issuing life insurance and annuities. Our principal executive offices are located at:


            151 Farmington Avenue
            Hartford Connecticut 06156

Variable Annuity Account B


We established Variable Annuity Account B (the separate account) in 1976 as a segregated asset account to fund our variable annuity contracts. The separate account is registered as a unit investment trust under the Investment Company Act of 1940 (the "40 Act"). It also meets the definition of "separate account" under the federal securities laws.


The separate account is divided into "subaccounts." These subaccounts invest directly in shares of a pre-assigned fund.

Although we hold title to the assets of the separate account, such assets are not chargeable with the liabilities of any other business that we conduct. Income, gains or losses of the separate account are credited to or charged against the assets of the separate account without regard to other income, gains or losses of the Company. All obligations arising under the contracts are obligations of the Company.

Performance Reporting


We may advertise different types of historical performance for the subaccounts including:


> standardized average annual total returns

> non-standardized average annual total returns

We may also advertise certain ratings, rankings or other information related to the Company, the subaccounts or the funds. For further details regarding performance reporting and advertising request a Statement of Additional Information at the number listed in "Contract Overview--Questions."

Standardized Average Annual Total Returns. We calculate standardized average annual total returns according to a formula prescribed by the SEC. This shows the percentage return applicable to $1,000 invested in the subaccount over the most recent one, five and 10-year periods. If the investment option was not available for the full period, we give a history from the date money was first received in that option under the separate account. We include all recurring charges during each period (e.g., mortality and expense risk charges, annual maintenance fees, administrative expense charges (if any) and any applicable early withdrawal charges).

Non-Standardized Average Annual Total Returns. We calculate non-standardized average annual total returns in a similar manner as that stated above, except we do not include the deduction of any applicable early withdrawal charge. Some non-standardized returns may also exclude the effect of a maintenance fee. If we reflected these charges in the calculation, they would decrease the level of performance reflected by the calculation. Non-standardized returns may also include performance from the Fund's inception date, if that date is earlier than the one we use for standardized returns.

Voting Rights

Each of the subaccounts holds shares in a fund and each is entitled to vote at regular and special meetings of that fund. Under our current view of applicable law, we will vote the shares for each subaccount as instructed by persons having a voting interest in the separate account. Under the contracts described in this prospectus, the contract holder, not the plan participants, has all voting rights. We will vote shares for which instructions have not been received in the same proportion as those for which we received instructions. Each person who has a voting interest in the separate account will receive periodic reports relating to the funds in which he or she has an interest, as well as any proxy materials and a form on which to give voting instructions. Voting instructions will be solicited by a written communication at least 14 days before the meeting.

The number of votes (including fractional votes) the contract holder is entitled to direct will be determined as of the record date set by any fund the contract holder invests in through the subaccounts.

> During the accumulation phase, the number of votes is equal to the portion of the account value invested in the fund, divided by the net asset value of one share of that fund.

> During the income phase, the number of votes is equal to the portion of reserves set aside for the contract's share of the fund, divided by the net asset value of one share of that fund.

Contract Distribution

The Company will serve as the principal underwriter for the securities sold by this prospectus. The Company is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers, Inc.

As principal underwriter, the Company will enter into arrangements with one or more registered broker-dealers, including at least one affiliate of the Company, to offer and sell the contracts described in this prospectus. We call these entities "distributors."

We and one or more of our affiliates may also sell the contracts directly. All individuals offering and selling the contracts must be registered representatives of a broker-dealer and must be licensed as insurance agents to sell variable annuity contracts.


Commission Payments. We may pay commissions to persons who offer and sell the contracts. The maximum percentage amount we ever pay with respect to a given purchase payment is the first-year percentage which ranges from 1% to 6% of the first year of payments to an account. We may also pay renewal commissions on payments made after the first year and, under group contracts, asset-based service fees. The average of all commissions and asset-based service fees paid is estimated to equal approximately 3% of the total payments made over the life of an average contract. Some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars. However, any such compensation will be paid in accordance with NASD rules. In addition, we may provide additional compensation to the Company's supervisory and other management personnel if the overall amount of investments in funds advised by the Company or its affiliates increases over time.


We may reimburse the distributor for certain expenses. The name of the distributor and the registered representative responsible for your account are stated in your enrollment materials. Commissions and sales related expenses are paid by us and are not deducted from payments to your account.

Third Party Compensation Arrangements.  Occasionally, we may:

> Pay commissions and fees to distributors affiliated or associated with the contract holder, you and/or other contract participants.

> Enter into agreements with entities associated with the contract holder, you and/or other participants. Through such agreements, we may pay the entities for certain services in connection with administering the contract.

In both these circumstances there may be an understanding that the distributor or entities would endorse us as a provider of the contract. You will be notified if you are purchasing a contract that is subject to these arrangements.

Contract Modification

We may change the contract as required by federal or state law. In addition, we may, upon 30 days' written notice to the contract holder, make other changes to group contracts that would apply only to individuals who become participants under that Contract after the effective date of such changes. If the group contract holder does not agree to a change, we reserve the right to refuse to establish new accounts under the contract. Certain changes will require the approval of appropriate state or federal regulatory authorities.

Legal Matters and Proceedings

We are aware of no material legal proceedings pending which involve the separate account or the Company as a party or which would materially affect the separate account. The validity of the securities offered by this prospectus has been passed upon by Counsel to the Company.

Payment Delay or Suspension

We reserve the right to suspend or postpone the date of any payment of benefits or values under the following circumstances: (a) on any valuation date when the New York Stock Exchange is closed (except customary weekend and holiday closings) when trading on the Exchange is restricted; b) when an emergency exists as determined by the SEC so that disposal of the securities held in the subaccounts is not reasonably practicable or it is not reasonably practicable fairly to determine the value of the subaccount's assets; (c) during any other periods the SEC may by order permit for the protection of investors.

The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.

Transfer of Ownership; Assignment

An assignment of a contract will only be binding on us if it is made in writing and sent to us at our Home Office. We will use reasonable procedures to confirm that the assignment is authentic, including verification of signature. If we fail to follow our own procedures, we will be liable for any losses to you directly resulting from the failure. Otherwise, we are not responsible for the validity of any assignment. The rights of the contract holder and the interest of the annuitant and any beneficiary will be subject to the rights of any assignee we have on our records.

Year 2000 Readiness


As a healthcare and financial services enterprise, Aetna Inc. (referred to collectively with its affiliates and subsidiaries as "Aetna"), is dependent on computer systems and applications to conduct its business. Aetna has developed and is currently executing a comprehensive risk-based plan designed to make its mission-critical information technology (IT) systems and embedded systems Year 2000 ready. The plan for IT systems covers five stages including (i) assessment, (ii) remediation, (iii) testing, (iv) implementation and (v) Year 2000 approval. At year end 1997, Aetna, including the Company, had substantially completed the assessment stage. The remediation of mission-critical IT systems was completed year end 1998. Testing of all mission-critical IT systems is underway with Year 2000 approval targeted for completion by mid-1999. The costs of these efforts will not affect the separate account.


The Company, its affiliates and the mutual funds that serve as investment options for the separate account also have relationships with investment advisers, broker dealers, transfer agents, custodians or other securities industry participants or other service providers that are not affiliated with Aetna. Aetna, including the Company, has initiated communication with its critical external relationships to determine the extent to which Aetna may be vulnerable to such parties' failure to resolve their own Year 2000 issues. Aetna and the Company have assessed and are prioritizing responses in an attempt to mitigate risks with respect to the failure of these parties to be Year 2000 ready. There can be no assurance that failure of third parties to complete adequate preparations in a timely manner, and any resulting systems interruptions or other consequences, would not have an adverse effect, directly or indirectly, on the separate account, including, without limitation, its operation or the valuation of its assets and units.

Contents of the Statement of Additional
Information
--------------------------------------------------------------------------------
The Statement of Additional Information contains more specific information on the separate account and the contract, as well as the financial statements of the separate account and the Company. A list of the contents of the SAI is set forth below:

General Information and History

Variable Annuity Account B

Offering and Purchase of Contracts

Performance Data

     General

     Average Annual Total Return Quotations

Income Phase Payments

Sales Material and Advertising

Independent Auditors

Financial Statements of the Separate Account

Financial Statements of Aetna Life Insurance and Annuity Company


You may request an SAI by calling the Company at the number listed in "Contract Overview--Questions."

                                  Appendix I
                        Guaranteed Accumulation Account
--------------------------------------------------------------------------------

The Guaranteed Accumulation Account (GAA) is a fixed interest option that may be available during the accumulation phase under the contracts. This appendix is only a summary of certain facts about GAA. Please read the GAA prospectus before investing in this option.

In General. Amounts that you invest in GAA will earn a guaranteed interest rate if amounts are left in GAA for the specified period of time. If you withdraw or transfer those amounts before the specified period of time has elapsed, we may apply a "market value adjustment," which may be positive or negative.

When you decide to invest money in GAA, you will want to contact your representative or the Company to learn:

> The interest rate we will apply to the amounts that you invest in GAA.
  We change this rate periodically, so be certain you know what rate we guarantee on the day your account dollars are invested into GAA.

> The period of time your account dollars need to remain in GAA in order to earn that rate.

  You are required to leave your account dollars in GAA for a specified period of time (guaranteed term), in order to earn the guaranteed interest rate.

Deposit Periods. A deposit period is the time during which we offer a specific interest rate if you deposit dollars for a certain guaranteed term. For a particular interest rate and guaranteed term to apply to your account dollars, you must invest them during the deposit period during which that rate and term are offered.

Interest Rates. We guarantee different interest rates, depending on when account dollars are invested in GAA. The interest rate we guarantee is an annual effective yield; that means that the rate reflects a full year's interest. We credit interest daily at a rate that will provide the guaranteed annual effective yield over one year. The guaranteed interest rate will never be less than the rate stated in the contract.


Fees and Other Deductions. If all or a portion of your account value in GAA is withdrawn, you may incur the following:

> Market Value Adjustment (MVA)--as described in this appendix and in the GAA prospectus

> Tax Penalties and/or Tax withholding--see "Taxation"

> Early Withdrawal Charge--see "Fees"

> Maintenance Fee--see "Fees"


We do not make deductions from amounts in the GAA to cover mortality and expense risks. Rather, we consider these risks when determining the credited rate.


Market Value Adjustment (MVA). If you withdraw or transfer your account value from GAA before the guaranteed term is completed, an MVA may apply. The MVA reflects the change in the value of the investment due to changes in interest rates since the date of deposit. The MVA may be positive or negative.


> If interest rates at the time of withdrawal have increased since the date of deposit, the value of the investment decreases and the MVA will be negative. This could result in your receiving less than the amount you paid into GAA.

> If interest rates at the time of withdrawal have decreased since the date of deposit, the value of the investment increases and the MVA will be positive.


Guaranteed Terms. The guaranteed term is the period of time account dollars must be left in GAA in order to earn the guaranteed interest rate specified for that guaranteed term. We offer different guaranteed terms at different times. Check with your representative or the Company to learn the details about the guaranteed term(s) currently being offered.

In general we offer the following guaranteed terms:

> Short-term--three years or fewer

> Long-term--ten years or less, but greater than three years

At the end of a guaranteed term, your contract holder or you if permitted may:

> Transfer dollars to a new guaranteed term

> Transfer dollars to other available investment options

> Withdraw dollars

Deductions may apply to withdrawals. See "Fees and Other Deductions" in this section.


Transfer of Account Dollars. Generally, account dollars invested in GAA may be transferred among guaranteed terms offered through GAA, and/or to other investment options offered through the contract. However, transfers may not be made during the deposit period in which your account dollars are invested in GAA or for 90 days after the close of that deposit period. We will apply an MVA to transfers made before the end of a guaranteed term.


Income Phase. GAA can not be used as an investment option during the income phase. However, the contract holder (or you, if permitted) may notify us at least 30 days in advance to elect a variable payment option and to transfer your GAA account dollars to any of the subaccounts available during the income phase.

                                  Appendix II
                                 Fixed Account
--------------------------------------------------------------------------------

The Fixed Account is an investment option available during the accumulation phase under the contracts. Amounts allocated to the Fixed Account are held in the Company's general account which supports insurance and annuity obligations.

--------------------------------------------------------------------------------
     Additional information about this option may be found in the contract.
--------------------------------------------------------------------------------

General Disclosure. Interests in the Fixed Account have not been registered with the SEC in reliance on exemptions under the Securities Act of 1933, as amended. Disclosure in this prospectus about the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Appendix regarding the Fixed Account has not been reviewed by the SEC.

Interest Rates. The Fixed Account guarantees that amounts allocated to this option will earn the minimum interest rate specified in the contract. We may credit a higher interest rate from time to time, but the rate we credit will never fall below the guaranteed minimum specified in the contract. Amounts applied to the Fixed Account will earn the interest rate in effect at the time money is applied. Amounts in the Fixed Account will reflect a compound interest rate as credited by us. The rate we quote is an annual effective yield.

Our determination of interest rates reflects the investment income earned on invested assets and the amortization of any capital gains and/or losses realized on the sale of invested assets. Under this option, we assume the risk of investment gain or loss by guaranteeing the amounts you allocate to this option and promising a minimum interest rate and income phase payment.

Withdrawals. Under certain emergency conditions, we may defer payment of any withdrawal for a period of up to 6 months or as provided by federal law.

Additionally, if allowed by state law, we may pay withdrawals in equal payments with interest, over a period not to exceed 60 months when:

(a) the Fixed Account withdrawal value for the contract or for the total of the accounts under the contract exceeds $250,000 on the day before withdrawal; and

(b) the sum of the current Fixed Account withdrawal and total of all Fixed Account withdrawals from the contract or any account under the contract within the past 12 calendar months exceeds 20% of the amount in the Fixed Account on the day before current withdrawal.

    The contract describes how we will determine the interest rate credited to amounts held in the Fixed Account during the payment period, including the minimum interest rate.

Charges. We do not make deductions from amounts in the Fixed Account to cover mortality and expense risks. We consider these risks when determining the credited rate. If you make a withdrawal from amounts in the Fixed Account, an early withdrawal charge may apply. (See "Fees--Early Withdrawal Charge.")

Transfers. During the accumulation phase, you may transfer account dollars from the Fixed Account to any other available investment option. We may vary the dollar amount that you are allowed to transfer, but it will never be less than 10% of your account value held in the Fixed Account. This 10% limit does not apply to amounts being transferred into the Fixed Plus Account (if available under the contract).

By notifying our Home Office at least 30 days before income phase payments begin, you may elect to have amounts transferred to one or more of the subaccounts available during the income phase to provide variable payments.

                                 Appendix III
                              Fixed Plus Account
--------------------------------------------------------------------------------

The Fixed Plus Account is an investment option available under some contracts. Amounts allocated to the Fixed Plus Account are held in the Company's general account which supports insurance and annuity obligations. We reserve the right to limit investment in or transfers to the Fixed Plus Account.

-------------------------------------------------------------------------------
     Additional information about this option may be found in the contract.
-------------------------------------------------------------------------------

General Disclosure. Interests in the Fixed Plus Account have not been registered with the SEC in reliance on exemptions under the Securities Act of 1933, as amended. Disclosure in this prospectus about the Fixed Plus Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Appendix regarding the Fixed Plus Account has not been reviewed by the SEC.

Interest Rates. The Fixed Plus Account guarantees that amounts allocated to this option will earn the minimum interest rate specified in the contract. We may credit a higher interest rate from time to time, but the rate we credit will never fall below the guaranteed minimum specified in the contract. We credit amounts held in the Fixed Plus Account with a rate 0.25% higher than the then-declared rate beginning in the tenth year after your account was established. Amounts applied to the Fixed Plus Account will earn the interest rate in effect at the time money is applied. Amounts in the Fixed Plus Account will reflect a compound interest rate as credited by us. The rate we quote is an annual effective yield. We do not make deductions from amounts in the Fixed Plus Account to cover mortality and expense risks. We consider these risks in determining the credited rate.

Our determination of interest rates reflects the investment income earned on invested assets and the amortization of any capital gains and/or losses realized on the sale of invested assets. Under this option, we assume the risk of investment gain or loss by guaranteeing the amounts you allocate to this option and promising a minimum interest rate and income phase payment.

Partial Withdrawal. Partial withdrawals are limited to 20% of the amount held in the Fixed Plus Account on the day we receive a request in good order at our Home Office. The 20% is reduced by any Fixed Plus withdrawals, transfers or income phase payments made in last 12 months. In calculating 20% limit, we reserve the right to include payments made through a Systematic Distribution Option.

The 20% limit is waived if a partial withdrawal is taken proportionally from each investment option in which the account invests and is due to one or more of the following:

> Election of any income phase payment option with fixed payments or a lifetime payment option with variable payments

> Due to your death (the withdrawal must occur within six months after death and can only be exercised once).

Full Withdrawal. Full withdrawals are paid, with interest, in five annual payments equal to:

> One-fifth of the Fixed Plus Account value on the day we receive the request, reduced by any Fixed Plus Account withdrawals, loans, transfers or income phase payments made during the past 12 months

> One-fourth of the remaining Fixed Plus Account value 12 months later

> One-third of the remaining Fixed Plus Account value 12 months later

> One-half of the remaining Fixed Plus Account value 12 months later, and

> The balance of the Fixed Plus Account value 12 months later

A full withdrawal may be canceled at any time before the end of the five-payment period.

Once we receive a request for full withdrawal, no further withdrawals or transfers will be permitted from Fixed Plus Account.

We will waive the above full withdrawal five-payment period if full withdrawal is made due to any of the following:

> Your death before income phase payments have begun (request must be received within 6 months after date of death)

> Election of any income phase payment option with fixed payments or a lifetime payment option with variable payments

> Your account value in the Fixed Plus Account value is $3,500 or less and no withdrawals, transfers or income phase payments have been made from your account within the past 12 months

Transfers. Transfers are limited to 20% of the amount held in the Fixed Plus Account on the day a request in good order is received at our Home Office. The 20% is reduced by any Fixed Plus Account withdrawals, transfers or income phase payments made in past 12 months. We reserve the right to include payments made through a Systematic Distribution Option in calculating the 20% limit. The 20% limit will be waived if your account value in Fixed Plus Account is $1,000 or less.

Income Phase. Amounts accumulating under the Fixed Plus Account can be transferred to the subaccounts to fund variable lifetime income options during the income phase. However, Fixed Plus Account values may not be used to fund nonlifetime income options with variable payments.

Systematic Withdrawal Option (SWO). SWO described in "Systematic Distribution Options," may not be elected if you have requested a Fixed Plus Account transfer or withdrawal within the past 12 months.

                                  Appendix IV
                               Fund Descriptions
--------------------------------------------------------------------------------

The investment results of the mutual funds (funds) are likely to differ significantly and there is no assurance that any of the funds will achieve their respective investment objectives. Shares of the funds will rise and fall in value and you could lose money by investing in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Except as noted, all funds are diversified, as defined under the Investment Company Act of 1940.

> Aetna Balanced VP, Inc. seeks to maximize investment return, consistent with reasonable safety of principal by investing in a diversified portfolio of one or more of the following asset classes: stocks, bonds, and cash equivalents, based on the investment adviser's judgment of which of those sectors or mix thereof offers the best investment prospects.(1)

> Aetna Income Shares d/b/a Aetna Bond VP seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.(1)

> Aetna Variable Fund d/b/a Aetna Growth and Income VP seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.(1)

> Aetna Variable Encore Fund d/b/a Aetna Money Market VP seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments. An investment in the fund is neither insured nor guaranteed by the U.S. Government.(1)

> Aetna Generation Portfolios, Inc.--Aetna Ascent VP seeks to provide capital appreciation. The Portfolio is designed for investors who generally have an investment horizon exceeding 15 years and who have a high level of risk tolerance.(1)

> Aetna Generation Portfolios, Inc.--Aetna Crossroads VP seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). The Portfolio is designed for investors who generally have an investment horizon exceeding 10 years and who have a moderate level of risk tolerance.(1)

> Aetna Generation Portfolios, Inc.--Aetna Legacy VP seeks to provide total return consistent with preservation of capital. The Portfolio is designed for investors who generally have an investment horizon exceeding five years and who have a low level of risk tolerance.(1)

> Aetna Variable Portfolios, Inc.--Aetna Growth VP seeks growth of capital through investment in a diversified portfolio of common stocks and securities convertible into common stocks believed to offer growth potential.(1)

> Aetna Variable Portfolios, Inc.--Aetna High Yield VP seeks high current income and growth of capital primarily through investment in a diversified portfolio of fixed-income securities rated lower than BBB- by Standard and Poor's Corporation or lower than Baa3 by Moody's Investors Service, Inc.(1)

> Aetna Variable Portfolios, Inc.--Aetna Index Plus Large Cap VP seeks to outperform the total return performance of the Standard & Poor's 500 Composite Index (S&P 500), while maintaining a market level of risk.(1)

> Aetna Variable Portfolios, Inc.--Aetna Index Plus Mid Cap VP seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index (S&P 400), while maintaining a market level of risk.(1)

> Aetna Variable Portfolios, Inc.--Aetna Index Plus Small Cap VP seeks to outperform the total return performance of the Standard & Poor's SmallCap 600 Index (S&P 600), while maintaining a market level of risk.(1)

> Aetna Variable Portfolios, Inc.--Aetna International VP seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the U.S. Aetna International VP will not target any given level of current income.(1)

> Aetna Variable Portfolios, Inc.--Aetna Real Estate Securities VP seeks maximum total return primarily through investment in a diversified portfolio of equity securities issued by real estate companies, the majority of which are real estate investment trusts (REITs).(1)

> Aetna Variable Portfolios, Inc.--Aetna Small Company VP seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.(1)

> Aetna Variable Portfolios, Inc.--Aetna Value Opportunity VP seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks.(1)(a)

> AIM V.I. Capital Appreciation Fund seeks growth of capital through investment in common stocks, with emphasis on medium- and small-sized growth companies.(2)

> AIM V.I. Growth Fund seeks growth of capital primarily by investing in seasoned and better capitalized companies considered to have strong earnings momentum.(2)

> AIM V.I. Growth and Income Fund seeks growth of capital with a secondary objective of current income. (2)

> AIM V.I. Value Fund seeks to achieve long-term growth of capital by investing primarily in equity securities judged by the fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.(2)

> Calvert Social Balanced Portfolio is a nondiversified portfolio that seeks to achieve a competitive total return through an actively managed, nondiversified portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the investment and social criteria established for the Portfolio.(3)

> Fidelity Variable Insurance Products Fund--Equity-Income Portfolio seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund seeks a yield which exceeds the composite yield on the securities comprising the S&P 500.(4)

> Fidelity Variable Insurance Products Fund--Growth Portfolio seeks capital appreciation by investing primarily in common stocks of companies the investment adviser believes have above-average growth potential.(4)

> Fidelity Variable Insurance Products Fund--Overseas Portfolio seeks long-term growth of capital by investing in foreign securities, primarily in common stocks.(4)

> Fidelity Variable Insurance Products Fund II--Contrafund Portfolio seeks long term capital appreciation by investing primarily in common stocks of companies whose value the investment adviser believes is not fully recognized by the public.(4)

> Janus Aspen Series--Aggressive Growth Portfolio is a nondiversified portfolio that seeks long-term growth of capital. The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalizations at the time of investment fall within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 1998, they ranged from approximately $142 million to $73 billion.(5)

> Janus Aspen Series--Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio pursues its investment objective by normally investing 40%-60% of its assets in securities selected primarily for their growth potential and 40%-60% of its assets in securities selected primarily for their income potential. This Portfolio normally invests at least 25% of its assets in fixed-income securities.(5)

> Janus Aspen Series--Flexible Income Portfolio seeks to obtain maximum total return, consistent with preservation of capital. The Portfolio pursues its investment objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Portfolio will invest at least 80% of its assets in income-producing securities. The Portfolio may own an unlimited amount of high-yield/high-risk securities, and these may be a big part of the portfolio. This Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.(5)

> Janus Aspen Series--Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential.

  Although the Portfolio can invest in companies of any size, it generally invests in larger, more established issuers.(5)

> Janus Aspen Series--Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its investment objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.(5)

> Lexington Natural Resources Trust is a nondiversified portfolio that seeks long-term growth of capital through investment primarily in common stocks of companies which own or develop natural resources and other basic commodities or supply goods and services to such companies.

  Transfer or deposits are not allowed into the subaccount investing in this fund, except from accounts established under the contract before May 1, 1998. As soon as all those who have current allocations to other investment options, we will close the subaccount to all investments.(6)

> Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities.(7)

> Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities.(7)

> Portfolio Partners, Inc.--MFS Emerging Equities Portfolio seeks long-term growth of capital.(8)(a)

> Portfolio Partners, Inc.--MFS Research Growth Portfolio seeks long-term growth of capital and future income.(8)(a)

> Portfolio Partners, Inc.--MFS Value Equity Portfolio seeks capital appreciation.(8)(a)

> Portfolio Partners, Inc.--Scudder International Growth Portfolio seeks long-term growth of capital.(8)(b)

> Portfolio Partners, Inc.--T. Rowe Price Growth Equity Portfolio seeks long-term capital growth, and, secondarily, increasing dividend income.(8)(c)

Investment Advisers for each of the funds:

(1) Aeltus Investment Management, Inc. (adviser)

(2) AIM Advisors, Inc.

(3) Calvert Asset Management Company, Inc.

(4) Fidelity Management & Research Company (adviser)

(5) Janus Capital Corporation

(6) Lexington Management Corporation (adviser);
    Market Systems Research Advisors, Inc. (subadviser)

(7) OppenheimerFunds, Inc.

(8) Aetna Life Insurance and Annuity Company (adviser)

    (a) Massachusetts Financial Services Company (subadviser)

    (b) Scudder Kemper Investments, Inc. (subadviser)

    (c) T. Rowe Price Associates, Inc. (subadviser)

                                  Appendix V
                        Condensed Financial Information
--------------------------------------------------------------------------------

                                    TABLE I
          FOR CONTRACTS WITH TOTAL SEPARATE ACCOUNT CHARGES OF 0.75%
   (Selected data for accumulation units outstanding throughout each period)
================================================================================

The condensed financial information presented below for each of the years in the ten-year period ended December 31, 1998 (as applicable), is derived from the financial statements of the separate account, which have been audited by KPMG LLP, independent auditors. The financial statements and the independent auditors' report thereon for the year ended December 31, 1998 are included in the Statement of Additional Information. The accumulation unit values reflect a mortality and expense risk charge of 1.25% until February 23, 1996, when the mortality and expense risk charge was reduced to 0.75% during the accumulation phase. It will increase to 1.25% during the income phase.


                                        1998             1997            1996              1995
                                        ----             ----            ----              ----
AETNA ASCENT VP
Value at beginning of period        $   15.535       $     13.055    $   10.652        $   10.000(1)
Value at end of period              $   16.082       $     15.535    $   13.055        $   10.652
Number of accumulation units
 outstanding at end of period          104,608             90,134        35,959            16,791
AETNA BALANCED VP, INC
Value at beginning of period        $   19.166       $     15.765    $   13.803        $   10.971
Value at end of period              $   22.244       $     19.166    $   15.765        $   13.803
Number of accumulation units
 outstanding at end of period        1,798,425          1,970,116     2,141,189         6,430,772
AETNA BOND VP
Value at beginning of period        $   13.486       $     12.546    $   12.212        $   10.457
Value at end of period              $   14.475       $     13.486    $   12.546        $   12.212
Number of accumulation units
 outstanding at end of period        2,012,308          1,921,538     2,206,334         4,853,662
AETNA CROSSROADS VP
Value at beginning of period        $   14.566       $     12.483    $   10.594        $   10.000(1)
Value at end of period              $   15.312       $     14.566    $   12.483        $   10.594
Number of accumulation units
 outstanding at end of period          119,246            100,256        26,260            16,953
AETNA GROWTH VP
Value at beginning of period        $   13.239(5)
Value at end of period              $   18.067
Number of accumulation units
 outstanding at end of period          428,697
AETNA GROWTH AND
INCOME VP
Value at beginning of period        $   22.233       $     17.246    $   13.972        $   10.698
Value at end of period              $   25.265       $     22.233    $   17.246        $   13.972
Number of accumulation units
 outstanding at end of period       12,975,484         14,879,862    14,930,380        30,554,957
AETNA HIGH YIELD VP
Value at beginning of period        $    9.941(7)
Value at end of period              $    9.244
Number of accumulation units
 outstanding at end of period           24,320
AETNA INDEX PLUS LARGE
CAP VP
Value at beginning of period        $   14.538       $     10.940    $   10.000(8)
Value at end of period              $   18.989       $     14.538    $   10.940
Number of accumulation units
 outstanding at end of period        1,060,363            485,417        72,973
AETNA INDEX PLUS MID
CAP VP
Value at beginning of period        $    9.950(9)
Value at end of period              $   10.928
Number of accumulation units
 outstanding at end of period           16,207
AETNA INDEX PLUS SMALL
CAP VP
Value at beginning of period        $    9.407(7)
Value at end of period              $    8.846
Number of accumulation units
 outstanding at end of period           53,460

                                     1994         1993          1992            1991        1990          1989
                                     ----         ----          ----            ----        ----          ----
AETNA ASCENT VP
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
AETNA BALANCED VP, INC
Value at beginning of period     $     11.164    $10.286       $  12.717(2)   $    10.882   $10.423       $  10.000(3)
Value at end of period           $     10.971    $11.164       $  10.286      $    12.717   $10.882       $  10.423
Number of accumulation units
 outstanding at end of period       3,541,703    318,711           6,537        1,324,822   984,798         639,219
AETNA BOND VP
Value at beginning of period     $     11.006    $10.160       $  37.815(4)   $    32.066   $29.752       $  26.291
Value at end of period           $     10.457    $11.006       $  10.160      $    37.815   $32.066       $  29.752
Number of accumulation units
 outstanding at end of period       1,988,960    166,913           4,196          427,893   358,454         366,176
AETNA CROSSROADS VP
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
AETNA GROWTH VP
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
AETNA GROWTH AND
INCOME VP
Value at beginning of period     $     10.940    $10.378       $  84.249(6)   $    67.496   $66.174       $  51.900
Value at end of period           $     10.698    $10.940       $  10.378      $    84.249   $67.496       $  66.174
Number of accumulation units
 outstanding at end of period      11,117,383    879,670           3,107          908,777   810,126         831,547
AETNA HIGH YIELD VP
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
AETNA INDEX PLUS LARGE
CAP VP
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
AETNA INDEX PLUS MID
CAP VP
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
AETNA INDEX PLUS SMALL
CAP VP
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period

--------------------------------------------------------------------------------


                                       1998              1997             1996            1995
                                       ----              ----             ----            ----
AETNA INTERNATIONAL VP
Value at beginning of period       $  10.288(7)
Value at end of period             $   9.798
Number of accumulation units
 outstanding at end of period         29,000
AETNA LEGACY VP
Value at beginning of period       $  13.441          $  11.826       $    10.443      $  10.000(10)
Value at end of period             $  14.266          $  13.441       $    11.826      $  10.443
Number of accumulation units
 outstanding at end of period        120,312             54,849             7,510          2,222
AETNA MONEY MARKET VP
Value at beginning of period       $  12.041          $  11.502       $    11.007      $  10.509
Value at end of period             $  12.604          $  12.041       $    11.502      $  11.007
Number of accumulation units
 outstanding at end of period      2,102,275          2,066,545         2,421,519      4,354,272
AETNA REAL ESTATE
SECURITIES VP
Value at beginning of period       $   9.678(7)
Value at end of period             $   8.903
Number of accumulation units
 outstanding at end of period         23,760
AETNA SMALL
COMPANY VP
Value at beginning of period       $  13.704          $  13.211(12)
Value at end of period             $  13.751          $  13.704
Number of accumulation units
 outstanding at end of period         90,092              2,408
AETNA VALUE
OPPORTUNITY VP
Value at beginning of period       $  12.632(5)
Value at end of period             $  16.169
Number of accumulation units
 outstanding at end of period         91,722
CALVERT SOCIAL
BALANCED PORTFOLIO
Value at beginning of period       $  17.944          $  15.056       $    13.480      $  10.518
Value at end of period             $  20.708          $  17.944       $    15.056      $  13.480
Number of accumulation units
 outstanding at end of period         35,544             31,512            33,352         25,730
FIDELITY VIP
EQUITY INCOME
PORTFOLIO
Value at beginning of period       $  15.930          $  12.529       $    11.054      $  10.000(1)
Value at end of period             $  17.650          $  15.930       $    12.529      $  11.054
Number of accumulation units
 outstanding at end of period        630,682            744,774           544,657        294,244
FIDELITY VIP GROWTH
PORTFOLIO
Value at beginning of period       $  14.034          $  11.451       $    10.066      $  10.000(1)
Value at end of period             $  19.430          $  14.034       $    11.451      $  10.066
Number of accumulation units
 outstanding at end of period        595,859            444,057           379,385        288,576
FIDELITY VIP OVERSEAS
PORTFOLIO
Value at beginning of period       $  12.496          $  11.286       $    10.052      $  10.000(1)
Value at end of period             $  13.984          $  12.496       $    11.286      $  10.052
Number of accumulation units
 outstanding at end of period        141,714            102,509            70,271         33,813
FIDELITY VIP II
CONTRAFUND PORTFOLIO
Value at beginning of period       $  15.517          $  12.593       $    10.468      $  10.000(1)
Value at end of period             $  20.018          $  15.517       $    12.593      $  10.468
Number of accumulation units
 outstanding at end of period        779,942            710,711           569,561        379,862
JANUS ASPEN AGGRESSIVE
GROWTH PORTFOLIO
Value at beginning of period       $  15.554          $  13.909       $    12.992      $  10.319
Value at end of period             $  20.726          $  15.554       $    13.909      $  12.992
Number of accumulation units
 outstanding at end of period        459,710            427,692           433,363        723,839
JANUS ASPEN BALANCED
PORTFOLIO
Value at beginning of period       $  15.130          $  12.484       $    10.835      $  10.000(1)
Value at end of period             $  20.165          $  15.130       $    12.484      $  10.835
Number of accumulation units
 outstanding at end of period        241,070            152,646           111,525          7,772

                                       1994           1993           1992           1991       1990       1989
                                       ----           ----           ----           ----       ----       ----
AETNA INTERNATIONAL VP
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
AETNA LEGACY VP
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
AETNA MONEY MARKET VP
Value at beginning of period        $  10.223       $10.031       $  34.122(11)  $32.431    $30.285    $28.029
Value at end of period              $  10.509       $10.223       $  10.031      $34.122    $32.431    $30.285
Number of accumulation units
 outstanding at end of period       1,822,449        90,782           2,808      548,425    722,438    653,619
AETNA REAL ESTATE
SECURITIES VP
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
AETNA SMALL
COMPANY VP
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
AETNA VALUE
OPPORTUNITY VP
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
CALVERT SOCIAL
BALANCED PORTFOLIO
Value at beginning of period        $  11.010       $10.296       $  10.000(13)
Value at end of period              $  10.518       $11.010       $  10.296
Number of accumulation units
 outstanding at end of period             752         1,383              82
FIDELITY VIP
EQUITY INCOME
PORTFOLIO
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
FIDELITY VIP GROWTH
PORTFOLIO
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
FIDELITY VIP OVERSEAS
PORTFOLIO
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
FIDELITY VIP II
CONTRAFUND PORTFOLIO
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
JANUS ASPEN AGGRESSIVE
GROWTH PORTFOLIO
Value at beginning of period        $  10.000(14)
Value at end of period              $  10.319
Number of accumulation units
 outstanding at end of period         131,702
JANUS ASPEN BALANCED
PORTFOLIO
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period

--------------------------------------------------------------------------------


                                      1998              1997           1996          1995
                                      ----              ----           ----          ----
JANUS ASPEN FLEXIBLE
INCOME PORTFOLIO
Value at beginning of period       $  14.527         $  13.096       $ 12.094     $   9.886
Value at end of period             $  15.731         $  14.527       $ 13.096     $  12.094
Number of accumulation units
 outstanding at end of period        199,467            97,715         73,340        84,048
JANUS ASPEN GROWTH
PORTFOLIO
Value at beginning of period       $  15.558         $  12.770       $ 10.870     $  10.000(1)
Value at end of period             $  20.948         $  15.558       $ 12.770     $  10.870
Number of accumulation units
 outstanding at end of period        244,107           197,548        144,443        26,022
JANUS ASPEN WORLDWIDE
GROWTH PORTFOLIO
Value at beginning of period       $  16.901         $  13.940       $ 10.893     $  10.000(1)
Value at end of period             $  21.626         $  16.901       $ 13.940     $  10.893
Number of accumulation units
 outstanding at end of period      1,346,457         1,273,110        803,488       227,582
LEXINGTON NATURAL
RESOURCES TRUST
Value at beginning of period       $  14.025         $  13.188       $ 10.479     $   9.079
Value at end of period             $  11.189         $  14.025       $ 13.188     $  10.479
Number of accumulation units
 outstanding at end of period         92,175           106,926         73,699       162,462
OPPENHEIMER GLOBAL
SECURITIES FUND/VA
Value at beginning of period       $  10.004(9)
Value at end of period             $  10.053
Number of accumulation units
 outstanding at end of period          9,360
OPPENHEIMER STRATEGIC
BOND FUND/VA
Value at beginning of period       $  10.098(9)
Value at end of period             $   9.929
Number of accumulation units
 outstanding at end of period            625
PORTFOLIO PARTNERS
MFS EMERGING EQUITIES
PORTFOLIO
Value at beginning of period       $  15.361         $  15.547(12)
Value at end of period             $  19.769         $  15.361
Number of accumulation units
 outstanding at end of period        562,097           598,078
PORTFOLIO PARTNERS
MFS RESEARCH GROWTH
PORTFOLIO
Value at beginning of period       $  12.863         $  13.110(12)
Value at end of period             $  15.703         $  12.863
Number of accumulation units
 outstanding at end of period        428,785           462,383
PORTFOLIO PARTNERS
MFS VALUE EQUITY
PORTFOLIO
Value at beginning of period       $  21.541         $  21.225(12)
Value at end of period             $  27.097         $  21.541
Number of accumulation units
 outstanding at end of period        167,065           164,474
PORTFOLIO PARTNERS
SCUDDER INTERNATIONAL
GROWTH PORTFOLIO
Value at beginning of period       $  18.070         $  17.838(12)
Value at end of period             $  21.359         $  18.070
Number of accumulation units
 outstanding at end of period        257,953           280,633
PORTFOLIO PARTNERS T.
ROWE PRICE GROWTH
EQUITY PORTFOLIO
Value at beginning of period       $  14.534         $  14.237(12)
Value at end of period             $  18.407         $  14.534
Number of accumulation units
 outstanding at end of period        335,510           360,615

                                       1994               1993         1992   1991   1990   1989
                                       ----               ----         ----   ----   ----   ----
JANUS ASPEN FLEXIBLE
INCOME PORTFOLIO
Value at beginning of period        $  10.000(14)
Value at end of period              $   9.886
Number of accumulation units
 outstanding at end of period          15,893
JANUS ASPEN GROWTH
PORTFOLIO
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
JANUS ASPEN WORLDWIDE
GROWTH PORTFOLIO
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
LEXINGTON NATURAL
RESOURCES TRUST
Value at beginning of period        $   9.716          $  10.000(15)
Value at end of period              $   9.079          $   9.716
Number of accumulation units
 outstanding at end of period         141,076             27,908
OPPENHEIMER GLOBAL
SECURITIES FUND/VA
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
OPPENHEIMER STRATEGIC
BOND FUND/VA
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
PORTFOLIO PARTNERS
MFS EMERGING EQUITIES
PORTFOLIO
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
PORTFOLIO PARTNERS
MFS RESEARCH GROWTH
PORTFOLIO
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
PORTFOLIO PARTNERS
MFS VALUE EQUITY
PORTFOLIO
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
PORTFOLIO PARTNERS
SCUDDER INTERNATIONAL
GROWTH PORTFOLIO
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
PORTFOLIO PARTNERS T.
ROWE PRICE GROWTH
EQUITY PORTFOLIO
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period

-----------------
(1) The initial accumulation unit value was established at $10.000 during August 1995, when the fund became available under the contract.

(2) The accumulation unit value was converted to $10.000 on November 2, 1992 upon the commencement of a new administrative system. Immediately prior to that date, the accumulation unit value of the fund was $12.991. On the date of conversion, additional units were issued so that account values were not changed as a result of the conversion.

--------------------------------------------------------------------------------

 (3) The initial accumulation unit value was established at $10.000 on June 23, 1989, the date on which the fund commenced operations.

 (4) The accumulation unit value was converted to $10.000 on November 2, 1992 upon the commencement of a new administrative system. Immediately prior to that date, the accumulation unit value of the fund was $39.496. On the date of conversion, additional units were issued so that account values were not changed as a result of the conversion.

 (5) Funds were first received in this option during January 1998.

 (6) The accumulation unit value was converted to $10.000 on November 2, 1992 upon the commencement of a new administrative system. Immediately prior to that date, the accumulation unit value of the fund was $85.546. On the date of conversion, additional units were issued so that account values were not changed as a result of the conversion.

 (7) Funds were first received in this option during June 1998.

 (8) The initial accumulation unit value was established at $10.000 during September 1996 when the portfolio became available under the contract.

 (9) Funds were first received in this option during July 1998.

(10) The initial accumulation unit value was established at $10.000 during September 1995, when the fund became available under the contract.

(11) The accumulation unit value was converted to $10.000 on November 2, 1992 upon the commencement of a new administrative system. Immediately prior to that date, the accumulation unit value of the fund was $34.828. On the date of conversion, additional units were issued so that account values were not changed as a result of the conversion.

(12) Funds were first received in this option during November 1997.

(13) The initial accumulation unit value was established at $10.000 on November 2, 1992, the date on which the fund/portfolio became available under the contract.

(14) The initial accumulation unit value was established at $10.000 during October 1994, when the funds were first received in this option.

(15) The initial accumulation unit value was established at $10.000 on May 26, 1993, the date on which the fund became available under the contract.

                        Condensed Financial Information
--------------------------------------------------------------------------------

                                   TABLE II

          FOR CONTRACTS WITH TOTAL SEPARATE ACCOUNT CHARGES OF 1.25%
   (Selected data for accumulation units outstanding throughout each period)
================================================================================


The condensed financial information presented below for each of the periods in the ten-year period ended December 31, 1998 (as applicable), is derived from the financial statements of the separate account, which have been audited by KPMG LLP, independent auditors. The financial statements and the independent auditors' report thereon for the year ended December 31, 1998 are included in the Statement of Additional Information.

                                      1998             1997             1996               1995
                                      ----             ----             ----               ----
AETNA ASCENT VP
Value at beginning of period      $  15.392        $   12.999       $   10.652         $   10.000(1)
Value at end of period            $  15.855        $   15.392       $   12.999         $   10.652
Number of accumulation units
 outstanding at end of period       274,115           317,579           99,589             16,791
AETNA BALANCED VP, INC
Value at beginning of period      $  18.989        $   15.698       $   13.803         $   10.971
Value at end of period            $  21.929        $   18.989       $   15.698         $   13.803
Number of accumulation units
 outstanding at end of period     2,929,720         3,174,738        3,885,730          6,430,772
AETNA BOND VP
Value at beginning of period      $  13.361        $   12.493       $   12.212         $   10.457
Value at end of period            $  14.270        $   13.361       $   12.493         $   12.212
Number of accumulation units
 outstanding at end of period     1,129,589         1,168,988        1,947,629          4,853,662
AETNA CROSSROADS VP
Value at beginning of period      $  14.432        $   12.430       $   10.594         $   10.000(1)
Value at end of period            $  15.095        $   14.432       $   12.430         $   10.594
Number of accumulation units
 outstanding at end of period       218,649           175,559           74,128             16,953
AETNA GROWTH VP
Value at beginning of period      $  13.173        $   14.437(5)
Value at end of period            $  17.912        $   13.173
Number of accumulation units
 outstanding at end of period       140,522             2,695
AETNA GROWTH AND
INCOME VP
Value at beginning of period      $  22.028        $   17.173       $   13.972         $   10.698
Value at end of period            $  24.907        $   22.028       $   17.173         $   13.972
Number of accumulation units
 outstanding at end of period     9,491,619        10,689,845       15,372,944         30,554,957
AETNA HIGH YIELD VP
Value at beginning of period      $   9.954(7)
Value at end of period            $   9.212
Number of accumulation units
 outstanding at end of period           605
AETNA INDEX PLUS LARGE
CAP VP
Value at beginning of period      $  14.444        $   10.924       $   10.000(8)
Value at end of period            $  18.772        $   14.444       $   10.924
Number of accumulation units
 outstanding at end of period       527,155           266,429           89,498
AETNA INDEX PLUS MID
CAP VP
Value at beginning of period      $  10.107(7)
Value at end of period            $  10.891
Number of accumulation units
 outstanding at end of period        17,011
AETNA INDEX PLUS SMALL
CAP VP
Value at beginning of period      $   9.996(7)
Value at end of period            $   8.815
Number of accumulation units
 outstanding at end of period        55,564
AETNA INTERNATIONAL VP
Value at beginning of period      $  10.149(7)
Value at end of period            $   9.765
Number of accumulation units
 outstanding at end of period        35,872
AETNA LEGACY VP
Value at beginning of period      $  13.317        $   11.776       $   10.443         $   10.000(1)
Value at end of period            $  14.064        $   13.317       $   11.776         $   10.443
Number of accumulation units
 outstanding at end of period       197,742           133,741           25,977              2,222

                                     1994          1993           1992            1991        1990          1989
                                     ----          ----           ----            ----        ----          ----
AETNA ASCENT VP
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
AETNA BALANCED VP, INC
Value at beginning of period     $     11.164    $10.286       $  12.717(2)   $    10.882    $10.423       $  10.000(3)
Value at end of period           $     10.971    $11.164       $  10.286      $    12.717    $10.882       $  10.423
Number of accumulation units
 outstanding at end of period       3,541,703    318,711           6,537        1,324,822    984,798         639,219
AETNA BOND VP
Value at beginning of period     $     11.006    $10.160       $  37.815(4)   $    32.066    $29.752       $  26.291
Value at end of period           $     10.457    $11.006       $  10.160      $    37.815    $32.066       $  29.752
Number of accumulation units
 outstanding at end of period       1,988,960    166,913           4,196          427,893    358,454         366,176
AETNA CROSSROADS VP
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
AETNA GROWTH VP
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
AETNA GROWTH AND
INCOME VP
Value at beginning of period     $     10.940    $10.378       $  84.249(6)   $    67.496    $66.174       $  51.900
Value at end of period           $     10.698    $10.940       $  10.378      $    84.249    $67.496       $  66.174
Number of accumulation units
 outstanding at end of period      11,117,383    879,670           3,107          908,777    810,126         831,547
AETNA HIGH YIELD VP
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
AETNA INDEX PLUS LARGE
CAP VP
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
AETNA INDEX PLUS MID
CAP VP
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
AETNA INDEX PLUS SMALL
CAP VP
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
AETNA INTERNATIONAL VP
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
AETNA LEGACY VP
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period

--------------------------------------------------------------------------------

                                      1998             1997            1996           1995
                                      ----             ----            ----           ----
AETNA MONEY MARKET VP
Value at beginning of period       $  11.930        $  11.453      $    11.007     $  10.509
Value at end of period             $  12.425        $  11.930      $    11.453     $  11.007
Number of accumulation units
 outstanding at end of period      1,146,661          974,714        1,984,269     4,354,272
AETNA REAL ESTATE
SECURITIES VP
Value at beginning of period       $  10.095(7)
Value at end of period             $   8.873
Number of accumulation units
 outstanding at end of period         17,926
AETNA SMALL
COMPANY VP
Value at beginning of period       $  13.654        $  13.503(5)
Value at end of period             $  13.633        $  13.654
Number of accumulation units
 outstanding at end of period         91,992           17,392
AETNA VALUE
OPPORTUNITY VP
Value at beginning of period       $  13.261        $  12.904(5)
Value at end of period             $  16.030        $  13.261
Number of accumulation units
 outstanding at end of period         60,870            6,194
CALVERT SOCIAL
BALANCED PORTFOLIO
Value at beginning of period       $  17.779        $  14.992      $    13.480     $  10.518
Value at end of period             $  20.415        $  17.779      $    14.992     $  13.480
Number of accumulation units
 outstanding at end of period          8,742           20,122            6,303        25,730
FIDELITY VIP EQUITY-
INCOME PORTFOLIO
Value at beginning of period       $  15.784        $  12.475      $    11.054     $  10.000(1)
Value at end of period             $  17.400        $  15.784      $    12.475     $  11.054
Number of accumulation units
 outstanding at end of period        298,921          328,562          208,072       294,244
FIDELITY VIP GROWTH
PORTFOLIO
Value at beginning of period       $  13.904        $  11.402      $    10.066     $  10.000(1)
Value at end of period             $  19.155        $  13.904      $    11.402     $  10.066
Number of accumulation units
 outstanding at end of period        324,558          229,060          199,720       288,576
FIDELITY VIP OVERSEAS
PORTFOLIO
Value at beginning of period       $  12.381        $  11.238      $    10.052     $  10.000(1)
Value at end of period             $  13.786        $  12.381      $    11.238     $  10.052
Number of accumulation units
 outstanding at end of period         54,226           51,781           38,994        33,813
FIDELITY VIP II
CONTRAFUND PORTFOLIO
Value at beginning of period       $  15.374        $  12.540      $    10.468     $  10.000(1)
Value at end of period             $  19.735        $  15.374      $    12.540     $  10.468
Number of accumulation units
 outstanding at end of period        488,102          465,699          273,189       379,862
JANUS ASPEN AGGRESSIVE
GROWTH PORTFOLIO
Value at beginning of period       $  15.410        $  13.850      $    12.992     $  10.319
Value at end of period             $  20.433        $  15.410      $    13.850     $  12.992
Number of accumulation units
 outstanding at end of period        512,154          469,230          590,904       723,839
JANUS ASPEN BALANCED
PORTFOLIO
Value at beginning of period       $  14.990        $  12.431      $    10.835     $  10.000(1)
Value at end of period             $  19.880        $  14.990      $    12.431     $  10.835
Number of accumulation units
 outstanding at end of period        334,508          193,429           74,184         7,772
JANUS ASPEN FLEXIBLE
INCOME PORTFOLIO
Value at beginning of period       $  14.393        $  13.040      $    12.094     $   9.886
Value at end of period             $  15.509        $  14.393      $    13.040     $  12.094
Number of accumulation units
 outstanding at end of period         85,517          109,812           96,128        84,048
JANUS ASPEN GROWTH
PORTFOLIO
Value at beginning of period       $  15.414        $  12.716      $    10.870     $  10.000(1)
Value at end of period             $  20.651        $  15.414      $    12.716     $  10.870
Number of accumulation units
 outstanding at end of period        217,310          179,226          132,465        26,022

                                       1994           1993           1992           1991       1990       1989
                                       ----           ----           ----           ----       ----       ----
AETNA MONEY MARKET VP
Value at beginning of period        $  10.223       $10.031       $  34.122(9)   $32.431    $30.285    $28.029
Value at end of period              $  10.509       $10.223       $  10.031      $34.122    $32.431    $30.285
Number of accumulation units
 outstanding at end of period       1,822,449        90,782           2,808      548,425    722,438    653,619
AETNA REAL ESTATE
SECURITIES VP
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
AETNA SMALL
COMPANY VP
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
AETNA VALUE
OPPORTUNITY VP
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
CALVERT SOCIAL
BALANCED PORTFOLIO
Value at beginning of period        $  11.010       $10.296       $  10.000(10)
Value at end of period              $  10.518       $11.010       $  10.296
Number of accumulation units
 outstanding at end of period             752         1,383              82
FIDELITY VIP EQUITY-
INCOME PORTFOLIO
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
FIDELITY VIP GROWTH
PORTFOLIO
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
FIDELITY VIP OVERSEAS
PORTFOLIO
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
FIDELITY VIP II
CONTRAFUND PORTFOLIO
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
JANUS ASPEN AGGRESSIVE
GROWTH PORTFOLIO
Value at beginning of period        $  10.000(11)
Value at end of period              $  10.319
Number of accumulation units
 outstanding at end of period         131,702
JANUS ASPEN BALANCED
PORTFOLIO
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
JANUS ASPEN FLEXIBLE
INCOME PORTFOLIO
Value at beginning of period        $  10.000(11)
Value at end of period              $   9.886
Number of accumulation units
 outstanding at end of period          15,893
JANUS ASPEN GROWTH
PORTFOLIO
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period

--------------------------------------------------------------------------------

                                      1998             1997          1996
                                ---------------- ---------------- ----------
JANUS ASPEN WORLDWIDE
GROWTH PORTFOLIO
Value at beginning of period       $  16.745        $  13.880     $10.893
Value at end of period             $  21.320        $  16.745     $13.880
Number of accumulation units
 outstanding at end of period      1,069,704          953,522     520,275
LEXINGTON NATURAL
RESOURCES TRUST
Value at beginning of period       $  13.896        $  13.132     $10.479
Value at end of period             $  11.030        $  13.896     $13.132
Number of accumulation units
 outstanding at end of period         89,735          149,149     115,869
OPPENHEIMER GLOBAL
SECURITIES FUND/VA
Value at beginning of period       $  10.027(7)
Value at end of period             $  10.018
Number of accumulation units
 outstanding at end of period          3,998
OPPENHEIMER STRATEGIC
BOND FUND/VA
Value at beginning of period       $   9.952(7)
Value at end of period             $   9.895
Number of accumulation units
 outstanding at end of period          3,006
PORTFOLIO PARTNERS
MFS EMERGING EQUITIES
PORTFOLIO
Value at beginning of period       $  15.219        $  15.411(5)
Value at end of period             $  19.489        $  15.219
Number of accumulation units
 outstanding at end of period        695,813          742,913
PORTFOLIO PARTNERS
MFS RESEARCH GROWTH
PORTFOLIO
Value at beginning of period       $  12.744        $  12.995(5)
Value at end of period             $  15.481        $  12.744
Number of accumulation units
 outstanding at end of period        605,271          664,979
PORTFOLIO PARTNERS
MFS VALUE EQUITY
PORTFOLIO
Value at beginning of period       $  21.343        $  21.038(5)
Value at end of period             $  26.713        $  21.343
Number of accumulation units
 outstanding at end of period        303,746          296,540
PORTFOLIO PARTNERS
SCUDDER INTERNATIONAL
GROWTH PORTFOLIO
Value at beginning of period       $  17.903        $  17.682(5)
Value at end of period             $  21.057        $  17.903
Number of accumulation units
 outstanding at end of period        360,392          411,600
PORTFOLIO PARTNERS T.
ROWE PRICE GROWTH
EQUITY PORTFOLIO
Value at beginning of period       $  14.400        $  14.112(5)
Value at end of period             $  18.146        $  14.400
Number of accumulation units
 outstanding at end of period        287,914          231,297

                                      1995           1994           1993         1992   1991   1990   1989
                                      ----           ----           ----         ----   ----   ----   ----
JANUS ASPEN WORLDWIDE
GROWTH PORTFOLIO
Value at beginning of period       $  10.000(1)
Value at end of period             $  10.893
Number of accumulation units
 outstanding at end of period        227,582
LEXINGTON NATURAL
RESOURCES TRUST
Value at beginning of period       $   9.079      $   9.716      $  10.000(12)
Value at end of period             $  10.479      $   9.079      $   9.716
Number of accumulation units
 outstanding at end of period        162,462        141,076         27,908
OPPENHEIMER GLOBAL
SECURITIES FUND/VA
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
OPPENHEIMER STRATEGIC
BOND FUND/VA
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
PORTFOLIO PARTNERS
MFS EMERGING EQUITIES
PORTFOLIO
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
PORTFOLIO PARTNERS
MFS RESEARCH GROWTH
PORTFOLIO
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
PORTFOLIO PARTNERS
MFS VALUE EQUITY
PORTFOLIO
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
PORTFOLIO PARTNERS
SCUDDER INTERNATIONAL
GROWTH PORTFOLIO
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period
PORTFOLIO PARTNERS T.
ROWE PRICE GROWTH
EQUITY PORTFOLIO
Value at beginning of period
Value at end of period
Number of accumulation units
 outstanding at end of period

-----------------
(1) The initial accumulation unit value was established at $10.000 during August 1995, when the fund became available under the contract.

(2) The accumulation unit value was converted to $10.000 on November 2, 1992 upon the commencement of a new administrative system. Immediately prior to that date, the accumulation unit value of the fund was $12.991. On the date of conversion, additional units were issued so that account values were not changed as a result of the conversion.

(3) The initial accumulation unit value was established at $10.000 on June 23, 1989, the date on which the fund commenced operations.

(4) The accumulation unit value was converted to $10.000 on November 2, 1992 upon the commencement of a new administrative system. Immediately prior to that date, the accumulation unit value of the fund was $39.496. On the date of conversion, additional units were issued so that account values were not changed as a result of the conversion.

--------------------------------------------------------------------------------

 (5) Funds were first received in this option during November 1997.

 (6) The accumulation unit value was converted to $10.000 on November 2, 1992 upon the commencement of a new administrative system. Immediately prior to that date, the accumulation unit value of the fund was $85.546. On the date of conversion, additional units were issued so that account values were not changed as a result of the conversion.

 (7) Funds were first received in this option during May 1998.


 (8) The initial accumulation unit value was established at $10.000 during September 1996, when the portfolio became available under the contract.


 (9) The accumulation unit value was converted to $10.000 on November 2, 1992 upon the commencement of a new administrative system. Immediately prior to that date, the accumulation unit value of the fund was $34.828. On the date of conversion, additional units were issued so that account values were not changed as a result of the conversion.


(10) The initial accumulation unit value was established at $10.000 on November 2, 1992, the date on which the fund/portfolio became available under the contract.

(11) The initial accumulation unit value was established at $10.000 during October 1994, when the funds were first received in this option.

(12) The initial accumulation unit value was established at $10.000 on May 26, 1993, the date on which the fund became available under the contract.

                        Condensed Financial Information
--------------------------------------------------------------------------------

                                   TABLE III

          FOR CONTRACTS WITH TOTAL SEPARATE ACCOUNT CHARGES OF 1.50%
    INCLUDING A 0.25% ADMINISTRATIVE EXPENSE CHARGE BEGINNING APRIL 7, 1997 (Selected data for accumulation units outstanding throughout each period)
================================================================================


The condensed financial information presented below for each of the periods in the two-year period ended December 31, 1998 (as applicable), is derived from the financial statements of the separate account, which have been audited by KMPG LLP, independent auditors. The financial statements and the independent auditors' report thereon for the year ended December 31, 1998 are included in the Statement of Additional Information.

                                                                     1998               1997
                                                                     ----               ----
AETNA ASCENT VP
Value at beginning of period                                      $  15.364          $  12.994(1)
Value at end of period                                            $  15.786          $  15.364
Number of accumulation units outstanding at end of period             1,718                911
AETNA BALANCED VP, INC
Value at beginning of period                                      $  18.954          $  15.823(1)
Value at end of period                                            $  21.834          $  18.954
Number of accumulation units outstanding at end of period            30,064             25,112
AETNA BOND VP
Value at beginning of period                                      $  13.337          $  12.417(1)
Value at end of period                                            $  14.208          $  13.337
Number of accumulation units outstanding at end of period            18,429             36,018
AETNA CROSSROADS VP
Value at beginning of period                                      $  14.406          $  12.428(1)
Value at end of period                                            $  15.030          $  14.406
Number of accumulation units outstanding at end of period               458              7,855
AETNA GROWTH VP
Value at beginning of period                                      $  15.727(2)
Value at end of period                                            $  17.834
Number of accumulation units outstanding at end of period             2,089
AETNA GROWTH AND INCOME VP
Value at beginning of period                                      $  21.988          $  17.728(1)
Value at end of period                                            $  24.800          $  21.988
Number of accumulation units outstanding at end of period           148,051            188,162
AETNA INDEX PLUS LARGE CAP VP
Value at beginning of period                                      $  14.418          $  11.345(1)
Value at end of period                                            $  18.691          $  14.418
Number of accumulation units outstanding at end of period            23,367             11,672
AETNA INDEX PLUS MID CAP VP
Value at beginning of period                                      $   8.579(3)
Value at end of period                                            $  10.872
Number of accumulation units outstanding at end of period             1,230
AETNA INDEX PLUS SMALL CAP VP
Value at beginning of period                                      $   7.685(4)
Value at end of period                                            $   8.800
Number of accumulation units outstanding at end of period               807
AETNA LEGACY VP
Value at beginning of period                                      $  13.292          $  12.076(5)
Value at end of period                                            $  14.003          $  13.292
Number of accumulation units outstanding at end of period             1,188                397
AETNA MONEY MARKET VP
Value at beginning of period                                      $  11.908          $  11.572(1)
Value at end of period                                            $  12.372          $  11.908
Number of accumulation units outstanding at end of period            32,767             23,882
AETNA SMALL COMPANY VP
Value at beginning of period                                      $  13.320(6)
Value at end of period                                            $  13.574
Number of accumulation units outstanding at end of period               797
AETNA VALUE OPPORTUNITY VP
Value at beginning of period                                      $  14.467(7)
Value at end of period                                            $  15.960
Number of accumulation units outstanding at end of period                54
FIDELITY VIP EQUITY-INCOME PORTFOLIO
Value at beginning of period                                      $  15.755          $  12.668(1)
Value at end of period                                            $  17.325          $  15.755
Number of accumulation units outstanding at end of period             6,720              9,385
FIDELITY VIP GROWTH PORTFOLIO
Value at beginning of period                                      $  13.879          $  11.373(1)
Value at end of period                                            $  19.072          $  13.879
Number of accumulation units outstanding at end of period            17,622              8,432
FIDELITY VIP OVERSEAS PORTFOLIO
Value at beginning of period                                      $  12.358          $  11.356(1)
Value at end of period                                            $  13.727          $  12.358
Number of accumulation units outstanding at end of period             1,827              2,264

--------------------------------------------------------------------------------

                                                                     1998           1997
                                                                     ----           ----
FIDELITY VIP II CONTRAFUND PORTFOLIO
Value at beginning of period                                      $15.346          $12.473(1)
Value at end of period                                            $19.649          $15.346
Number of accumulation units outstanding at end of period          20,097           19,168
JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO
Value at beginning of period                                      $15.382          $12.282(1)
Value at end of period                                            $20.345          $15.382
Number of accumulation units outstanding at end of period          12,305           10,357
JANUS ASPEN BALANCED PORTFOLIO
Value at beginning of period                                      $14.963          $12.742(1)
Value at end of period                                            $19.794          $14.963
Number of accumulation units outstanding at end of period           7,705            7,255
JANUS ASPEN FLEXIBLE INCOME PORTFOLIO
Value at beginning of period                                      $14.367          $13.043(1)
Value at end of period                                            $15.442          $14.367
Number of accumulation units outstanding at end of period           3,383            2,833
JANUS ASPEN GROWTH PORTFOLIO
Value at beginning of period                                      $15.386          $12.975(1)
Value at end of period                                            $20.562          $15.386
Number of accumulation units outstanding at end of period           4,445            3,305
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
Value at beginning of period                                      $16.714          $14.460(1)
Value at end of period                                            $21.228          $16.714
Number of accumulation units outstanding at end of period          28,230           23,481
LEXINGTON NATURAL RESOURCES TRUST
Value at beginning of period                                      $13.870          $12.300(1)
Value at end of period                                            $10.982          $13.870
Number of accumulation units outstanding at end of period             753            4,339
OPPENHEIMER GLOBAL SECURITIES FUND/VA
Value at beginning of period                                      $ 9.378(8)
Value at end of period                                            $10.001
Number of accumulation units outstanding at end of period              24
OPPENHEIMER STRATEGIC BOND FUND/VA
Value at beginning of period                                      $ 9.889(8)
Value at end of period                                            $ 9.878
Number of accumulation units outstanding at end of period              67
PORTFOLIO PARTNERS MFS EMERGING EQUITIES PORTFOLIO
Value at beginning of period                                      $15.192          $15.386(9)
Value at end of period                                            $19.405          $15.192
Number of accumulation units outstanding at end of period          13,060           11,491
PORTFOLIO PARTNERS MFS RESEARCH GROWTH PORTFOLIO
Value at beginning of period                                      $12.721          $12.975(9)
Value at end of period                                            $15.414          $12.721
Number of accumulation units outstanding at end of period          21,363           17,743
PORTFOLIO PARTNERS MFS VALUE EQUITY PORTFOLIO
Value at beginning of period                                      $21.304          $21.005(9)
Value at end of period                                            $26.598          $21.304
Number of accumulation units outstanding at end of period           1,926            2,468
PORTFOLIO PARTNERS SCUDDER INTERNATIONAL GROWTH PORTFOLIO
Value at beginning of period                                      $17.870          $17.653(9)
Value at end of period                                            $20.966          $17.870
Number of accumulation units outstanding at end of period           5,411            4,502
PORTFOLIO PARTNERS T. ROWE PRICE GROWTH EQUITY PORTFOLIO
Value at beginning of period                                      $14.374          $14.090(9)
Value at end of period                                            $18.068          $14.374
Number of accumulation units outstanding at end of period          16,259           14,429

-----------------

(1) Funds were first received in this option during April 1997.

(2) Funds were first received in this option during May 1998.

(3) Funds were first received in this option during October 1998.

(4) Funds were first received in this option during September 1998.

(5) Funds were first received in this option during May 1997.

(6) Funds were first received in this option during January 1998.

(7) Funds were first received in this option during March 1998.

(8) Funds were first received in this option during December 1998.

(9) Funds were first received in this option during November 1997.

                        Condensed Financial Information
--------------------------------------------------------------------------------
                                   TABLE IV

                    FOR CONTRACTS CONTAINING LIMITS ON FEES
   (Selected data for accumulation units outstanding throughout each period)
================================================================================


The condensed financial information presented below for each of the periods in the two-year period ended December 31, 1998 (as applicable), is derived from the financial statements of the separate account, which have been audited by KMPG LLP, independent auditors. The financial statements and the independent auditors' report thereon for the year ended December 31, 1998 are included in the Statement of Additional Information.

                                                                     1998                1997
                                                               ----------------   -----------------
AETNA ASCENT VP
Value at beginning of period                                      $  15.422          $  13.943(1)
Value at end of period                                            $  15.942          $  15.422
Number of accumulation units outstanding at end of period            24,014             23,868
AETNA BALANCED VP, INC
Value at beginning of period                                      $  19.016          $  16.898(1)
Value at end of period                                            $  22.015          $  19.016
Number of accumulation units outstanding at end of period           452,764            477,504
AETNA BOND VP
Value at beginning of period                                      $  13.373          $  12.747(1)
Value at end of period                                            $  14.304          $  13.373
Number of accumulation units outstanding at end of period           452,992            489,431
AETNA CROSSROADS VP
Value at beginning of period                                      $  14.461          $  13.178(1)
Value at end of period                                            $  15.179          $  14.461
Number of accumulation units outstanding at end of period            10,769             10,798
AETNA GROWTH AND INCOME VP
Value at beginning of period                                      $  22.060          $  19.527(1)
Value at end of period                                            $  25.005          $  22.060
Number of accumulation units outstanding at end of period         3,821,349          4,106,796
AETNA LEGACY VP
Value at beginning of period                                      $  13.343          $  12.335(1)
Value at end of period                                            $  14.141          $  13.343
Number of accumulation units outstanding at end of period             1,958              2,254
AETNA MONEY MARKET VP
Value at beginning of period                                      $  11.930          $  11.654(1)
Value at end of period                                            $  12.425          $  11.930
Number of accumulation units outstanding at end of period           505,775            580,412
FIDELITY VIP EQUITY-INCOME PORTFOLIO
Value at beginning of period                                      $  15.784          $  14.017(1)
Value at end of period                                            $  17.400          $  15.784
Number of accumulation units outstanding at end of period            13,539             35,342
FIDELITY VIP GROWTH PORTFOLIO
Value at beginning of period                                      $  13.904          $  12.498(1)
Value at end of period                                            $  19.155          $  13.904
Number of accumulation units outstanding at end of period            24,195              3,029
FIDELITY VIP II CONTRAFUND PORTFOLIO
Value at beginning of period                                      $  15.374          $  13.535(1)
Value at end of period                                            $  19.735          $  15.374
Number of accumulation units outstanding at end of period            14,618             13,675
JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO
Value at beginning of period                                      $  15.410          $  13.806(1)
Value at end of period                                            $  20.433          $  15.410
Number of accumulation units outstanding at end of period            24,373             19,818
JANUS ASPEN BALANCED PORTFOLIO
Value at beginning of period                                      $  14.990          $  13.554(1)
Value at end of period                                            $  19.880          $  14.990
Number of accumulation units outstanding at end of period             6,712              2,819
JANUS ASPEN FLEXIBLE INCOME PORTFOLIO
Value at beginning of period                                      $  14.630(2)
Value at end of period                                            $  15.509
Number of accumulation units outstanding at end of period             5,158
JANUS ASPEN GROWTH PORTFOLIO
Value at beginning of period                                      $  15.414          $  13.985(1)
Value at end of period                                            $  20.651          $  15.414
Number of accumulation units outstanding at end of period             1,028                750
JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO
Value at beginning of period                                      $  16.745          $  15.851(1)
Value at end of period                                            $  21.320          $  16.745
Number of accumulation units outstanding at end of period            45,971             44,433
LEXINGTON NATURAL RESOURCES TRUST
Value at beginning of period                                      $  13.896          $  13.610(1)
Value at end of period                                            $  11.030          $  13.896
Number of accumulation units outstanding at end of period             1,753              1,753

--------------------------------------------------------------------------------

                                                                  1998            1997
                                                                  ----            ----
PORTFOLIO PARTNERS MFS EMERGING EQUITIES PORTFOLIO
Value at beginning of period                                     $15.219       $15.411(3)
Value at end of period                                           $19.489       $15.219
Number of accumulation units outstanding at end of period         11,330        11,848
PORTFOLIO PARTNERS MFS RESEARCH GROWTH PORTFOLIO
Value at beginning of period                                     $12.744       $12.995(3)
Value at end of period                                           $15.481       $12.744
Number of accumulation units outstanding at end of period        148,963       141,582
PORTFOLIO PARTNERS MFS VALUE EQUITY PORTFOLIO
Value at beginning of period                                     $21.343       $21.038(3)
Value at end of period                                           $26.713       $21.343
Number of accumulation units outstanding at end of period          9,947         8,563
PORTFOLIO PARTNERS SCUDDER INTERNATIONAL GROWTH PORTFOLIO
Value at beginning of period                                     $17.903       $17.682(3)
Value at end of period                                           $21.057       $17.903
Number of accumulation units outstanding at end of period          5,245         3,986
PORTFOLIO PARTNERS T. ROWE PRICE GROWTH EQUITY PORTFOLIO
Value at beginning of period                                     $14.400       $14.112(3)
Value at end of period                                           $18.146       $14.400
Number of accumulation units outstanding at end of period          4,730         3,310

-----------------
(1) Funds were first received in this option during June 1997.

(2) Funds were first received in this option during February 1998.

(3) Funds were first received in this option during November 1997.

                         For Master Applications Only
--------------------------------------------------------------------------------

I hereby acknowledge receipt of an Account B Group Deferred Variable Prospectus dated May 3, 1999 for Employer-Sponsored Deferred Compensation Plans, as well as all current prospectuses pertaining to the variable investment options available under the Contracts.

____ Please send an Account B Statement of Additional Information (Form No.
     SAI.75996-99) dated May 3, 1999.



________________________________________________________________________________
                         CONTRACT HOLDER'S SIGNATURE



________________________________________________________________________________
                                     DATE





PROS.75996-99

--------------------------------------------------------------------------------
                           VARIABLE ANNUITY ACCOUNT B
                                       OF
                    AETNA LIFE INSURANCE AND ANNUITY COMPANY
--------------------------------------------------------------------------------

              Statement of Additional Information dated May 3, 1999


             Group Variable Annuity Contracts for Employer-Sponsored
                           Deferred Compensation Plans

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectus for Variable Annuity Account B (the "Separate Account") dated May 3, 1999.

A free prospectus is available upon request from the local Aetna Life Insurance and Annuity Company office or by writing to or calling:

                    Aetna Life Insurance and Annuity Company
                                Customer Service
                              151 Farmington Avenue
                           Hartford, Connecticut 06156
                                 1-800-525-4225

Read the prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the prospectus.



                                TABLE OF CONTENTS


                                                                           Page

General Information and History...........................................   2
Variable Annuity Account B................................................   2
Offering and Purchase of Contracts........................................   3
Performance Data..........................................................   3
      General.............................................................   3
      Average Annual Total Return Quotations..............................   4
Income Phase Payments.....................................................   7
Sales Material and Advertising............................................   8
Independent Auditors......................................................   8
Financial Statements of the Separate Account.............................. S-1
Financial Statements of Aetna Life Insurance and Annuity Company.......... F-1

                         GENERAL INFORMATION AND HISTORY

Aetna Life Insurance and Annuity Company (the "Company," we, us, our) is a stock life insurance company which was organized under the insurance laws of the State of Connecticut in 1976. Through a merger, it succeeded to the business of Aetna Variable Annuity Life Insurance Company (formerly Participating Annuity Life Insurance Company organized in 1954). As of December 31, 1998, the Company (ALIAC) and its subsidiary life company had $43 billion invested through their products, including $29 billion in their separate accounts (of which the Company or an affiliate oversees the management of $21 billion). The Company is ranked based on assets among the top 2% of all life insurance companies rated by A.M. Best Company as of December 31, 1997. The Company is an indirect wholly owned subsidiary of Aetna Inc. The Company is engaged in the business of issuing life insurance policies and annuity contracts. Our Home Office is located at 151 Farmington Avenue, Hartford, Connecticut 06156.

In addition to serving as the principal underwriter and the depositor for the separate account, the Company is a registered investment adviser under the Investment Advisers Act of 1940, and a registered broker-dealer under the Securities Exchange Act of 1934. We provide investment advice to several of the registered management investment companies offered as variable investment options under the contracts funded by the separate account (see "Variable Annuity Account B" below).

Other than the mortality and expense risk charge and administrative expense charge described in the prospectus, all expenses incurred in the operations of the separate account are borne by the Company. See "Fees" in the prospectus. We receive reimbursement for certain administrative costs from some advisers of the funds used as funding options under the contract. These fees generally range up to 0.425%.

The assets of the separate account are held by the Company. The separate account has no custodian. However, the funds in whose shares the assets of the separate account are invested each have custodians, as discussed in their respective prospectuses.

From this point forward, the term "contract(s)" refers only to those offered through the prospectus.

                           VARIABLE ANNUITY ACCOUNT B

Variable Annuity Account B is a separate account established by the Company for the purpose of funding variable annuity contracts issued by the Company. The separate account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended. Payments to accounts under the contract may be allocated to one or more of the subaccounts. Each subaccount invests in the shares of only one of the funds listed below. We may make additions to, deletions from or substitutions of available investment options as permitted by law and subject to the conditions of the contract. The availability of the funds is subject to applicable regulatory authorization. Not all funds are available in all jurisdictions, under all contracts, or under all plans.

The funds currently available under the contract are as follows:

o Aetna Ascent VP
o Aetna Balanced VP, Inc.
o Aetna Income Shares d/b/a Aetna Bond VP
o Aetna Crossroads VP
o Aetna Growth VP
o Aetna Variable Fund d/b/a Aetna Growth and Income VP
o Aetna High Yield VP
o Aetna Index Plus Large Cap VP
o Aetna Index Plus Mid Cap VP
o Aetna Index Plus Small Cap VP
o Aetna International VP
o Aetna Legacy VP
o Aetna Variable Encore Fund d/b/a Aetna Money Market VP
o Aetna Real Estate Securities VP
o Aetna Small Company VP
o Aetna Value Opportunity VP
o AIM V.I. Capital Appreciation Fund
o AIM V.I. Growth Fund
o AIM V.I. Growth and Income Fund
o AIM V.I. Value Fund
o Calvert Social Balanced Portfolio
o Fidelity Variable Insurance Products Fund (VIP) Equity-Income Portfolio
o Fidelity Variable Insurance Products Fund (VIP) Growth Portfolio
o Fidelity Variable Insurance Products Fund (VIP) Overseas Portfolio
o Fidelity Variable Insurance Products Fund (VIP II) Contrafund Portfolio
o Janus Aspen Aggressive Growth Portfolio
o Janus Aspen Balanced Portfolio
o Janus Aspen Flexible Income Portfolio
o Janus Aspen Growth Portfolio
o Janus Aspen Worldwide Growth Portfolio
o Lexington Natural Resources Trust*
o Oppenheimer Global Securities Fund / VA
o Oppenheimer Strategic Bond Fund / VA
o Portfolio Partners MFS Emerging Equities Portfolio
o Portfolio Partners MFS Research Growth Portfolio
o Portfolio Partners MFS Value Equity Portfolio
o Portfolio Partners Scudder International Growth Portfolio
o Portfolio Partners T. Rowe Price Growth Equity Portfolio

* Transfer or deposits are not allowed into the subaccount investing in this fund, except from accounts established under the contract before May 1, 1998. As soon as all those who have current allocations to the subaccount under the contract have redirected their allocations to other investment options, we will close the subaccount to all investments.

Complete descriptions of each of the funds, including their investment objectives, policies, risks and fees and expenses, are contained in the prospectuses and statements of additional information for each of the funds.

                       OFFERING AND PURCHASE OF CONTRACTS

The Company is both the depositor and the principal underwriter for the securities sold by the prospectus. We offer the contracts through life insurance agents licensed to sell variable annuities who are registered representatives of the Company or of other registered broker-dealers who have sales agreements with the Company. The offering of the contracts is continuous. A description of the manner in which contracts are purchased may be found in the prospectus under the sections titled "Contract Ownership and Rights" and "Your Account Value."

                                PERFORMANCE DATA

GENERAL

From time to time, we may advertise different types of historical performance for the subaccounts of the separate account available under the contracts. We may advertise the "standardized average annual total returns," calculated in a manner prescribed by the Securities and Exchange Commission (the "standardized return"), as well as "non-standardized returns," both of which are described below.

The standardized and non-standardized total return figures are computed according to a formula in which a hypothetical initial payment of $1,000 is applied to the various subaccounts under the contract, and then related to the ending redeemable values over one, five and ten year periods (or fractional periods thereof). The redeemable value is then divided by the initial investment and this quotient is taken to the Nth root (N represents the number of years in the period) and 1 is subtracted from the result which is then expressed as a percentage, carried to at least the nearest hundredth of a percent. The standardized figures use the actual returns of the fund since the date contributions were first received in the fund under the separate account and then adjust them to reflect the deduction of all recurring charges under the contracts during each period (e.g., mortality and expense risk charges, maintenance fees, administrative expense charges, if any, and early withdrawal charges). These charges will be deducted on a pro rata basis in the case of fractional periods. The maintenance fee is converted to a percentage of assets based on the average account size under the contracts described in the prospectus. The total return figures shown below may be different from the actual historical total return under your contract because for periods prior to 1994, the subaccount's investment performance was based on the performance of the underlying fund plus any cash held by the subaccount.

The non-standardized figures will be calculated in a similar manner, except that they will not reflect the deduction of any applicable early withdrawal charge, and in some advertisements will also exclude the effect of the maintenance fee. The deduction of the early withdrawal charge and the maintenance fee would decrease the level of performance shown if reflected in these calculations. The non-standardized figures may also include monthly, quarterly, year-to-date and three year periods, and may include returns calculated from the fund's inception date and/or the date contributions were first received in the fund under the separate account. The non-standardized returns shown in the tables below reflect the deduction of all charges under the contract except the early withdrawal charge. The maintenance fee has been deducted for the purposes of calculating the returns.

Investment results of the subaccounts will fluctuate over time, and any presentation of the subaccounts' total return quotations for any prior period should not be considered as a representation of how the subaccounts will perform in any future period. Additionally, the contract value and/or account value upon redemption may be more or less than your original cost.

AVERAGE ANNUAL TOTAL RETURN QUOTATIONS - Standardized and Non-Standardized

The tables below show the average annual standardized and non-standardized total return quotation figures for the periods ended December 31, 1998 for the subaccounts under installment payment accounts with a $20 annual maintenance fee. Both sets of returns below reflect a mortality and expense risk charge of 1.25% annually and the 0.25% administrative expense charge applicable under some contracts. The non-standardized returns do not reflect the deduction of the early withdrawal charge. We may also advertise returns based on other fee schedules that apply to a particular contract holder. These fee schedules may result in higher returns than those shown.

For the subaccounts funded by the Portfolio Partners portfolios, two sets of performance returns are shown for each subaccount: one showing performance based solely on the performance of the Portfolio Partners portfolio from November 28, 1997, the date the Portfolio commenced operations; and one quotation based on
(a) performance through November 26, 1997 of the fund it replaced under many contracts and; (b) after November 26, 1997, based on the performance of the Portfolio Partners portfolio.

For those subaccounts where results are not available for the full calendar period indicated, performance for such partial periods is shown in the column labeled "Since Inception." For standardized performance, the "Since Inception" column shows the average annual return since the date contributions were first received in the fund under the separate account. For non-standardized performance, the "Since Inception" column shows average annual total return since the fund's inception date.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Date
                    Installment Payment Account                                                                     Contributions
                       ($20 Maintenance Fee)                                              STANDARDIZED             First Received
                                                                                                                      Under the
                                                                                                                      Separate
                                                                                                                       Account
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Since
                             SUBACCOUNT                                 1 Year      5 Year    10 Year  Inception*
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Ascent VP                                                        (2.39%)                           12.40%      08/31/1995
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.                                                 9.43%       13.00%               10.82%      06/30/1989
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Bond VP(1)                                                        1.20%        3.98%      7.64%
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Crossroads VP                                                    (0.89%)                           10.79%      08/31/1995
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Growth VP                                                        28.84%                            30.73%      05/30/1997
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP(1)                                           7.14%       16.39%     14.72%
-----------------------------------------------------------------------------------------------------------------------------------
Aetna High Yield VP                                                                                     (12.22%)     05/21/1998
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP                                          23.15%                            27.69%      10/31/1996
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Mid Cap VP                                                                               2.19%      05/04/1998
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Small Cap VP                                                                           (16.37%)     05/04/1998
-----------------------------------------------------------------------------------------------------------------------------------
Aetna International VP                                                                                   (8.76%)     05/05/1998
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Legacy VP                                                         0.07%                             8.88%      08/31/1995
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Money Market VP(1)(2)                                            (1.31%)       2.65%      4.17%
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Real Estate Securities VP                                                                         (16.65%)     05/06/1998
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Small Company VP                                                 (5.39%)                            8.59%      05/30/1997
-----------------------------------------------------------------------------------------------------------------------------------
Aetna Value Opportunity VP                                             14.54%                            22.56%      05/30/1997
-----------------------------------------------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio                                       8.81%       11.71%               10.97%      11/30/1992
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio                                    4.46%                            18.53%      12/30/1994
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio                                          30.54%                            24.35%      12/30/1994
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio                                         5.51%                            10.14%      01/31/1995
-----------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund Portfolio                                   21.64%                            21.38%      06/30/1995
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio                                25.64%                            15.66%      10/31/1994
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio                                         25.67%                            20.75%      01/31/1995
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Flexible Income Portfolio                                   2.10%                             9.47%      10/31/1994
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                                           26.95%                            20.86%      07/29/1994
-----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio                                 20.65%                            25.06%      04/28/1995
-----------------------------------------------------------------------------------------------------------------------------------
Lexington Natural Resources Trust                                     (24.79%)       1.26%                0.69%      05/28/1993
-----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA                                   6.78%                             9.46%      05/30/1997
-----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond Fund/VA                                     (3.71%)                            0.85%      05/30/1997
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Emerging Equities Portfolio                     21.34%                            18.03%      11/28/1997
-----------------------------------------------------------------------------------------------------------------------------------
Alger American Small Cap/Portfolio Partners MFS Emerging Equities(3)   21.34%       12.40%               12.19%      09/30/1993
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Research Growth Portfolio                       15.10%                            11.73%      11/28/1997
-----------------------------------------------------------------------------------------------------------------------------------
American Century VP Capital Appreciation/Portfolio Partners MFS
Research Growth(3)                                                     15.10%        5.45%                7.22%      08/31/1992
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Value Equity Portfolio                          18.60%                            18.46%      11/28/1997
-----------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Growth/Portfolio Partners MFS Value Equity(3)     18.60%       14.02%               12.63%      11/30/1992
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Partners Scudder International Growth Portfolio              11.45%                            11.69%      11/28/1997
-----------------------------------------------------------------------------------------------------------------------------------
Scudder International Portfolio Class A/Portfolio Partners Scudder
International Growth(3)                                                11.45%        7.66%               10.30%      08/31/1992
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Partners T. Rowe Price Growth Equity Portfolio               19.41%                            19.84%      11/28/1997
-----------------------------------------------------------------------------------------------------------------------------------
Alger American Growth/Portfolio Partners T. Rowe Price Growth
Equity(3)                                                              19.41%                            22.42%      02/28/1995
-----------------------------------------------------------------------------------------------------------------------------------

Please refer to the discussion preceding the tables for an explanation of the charges included and methodology used in the standardized and non-standardized figures. These figures represent historical performance and should not be considered a projection of future performance.

* Reflects performance from the date contributions were first received in the fund under the separate account.

(1) These funds have been available through the separate account for more than ten years.

(2) The current yield for the subaccount for the 7-day period ended December 31, 1998 (on an annualized basis) was 3.52%. Current yield more closely reflects current earnings than does total return. The current yield reflects the deduction of all charges under the contract that are deducted from the total return quotations shown above except the maximum 5% early withdrawal charge.

(3) The fund first listed was replaced with the applicable Portfolio Partners Portfolio after the close of business on November 26, 1997. The performance shown is based on the performance of the replaced fund until November 26, 1997, and the performance of the applicable Portfolio Partners Portfolio after that date. The replaced fund may not have been available under all contracts. The "Date Contributions First Received Under the Separate Account" refers to the applicable date for the replaced fund.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Fund
                   Installment Payment Account                                     NON-STANDARDIZED                     Inception
                      ($20 Maintenance Fee)                                                                               Date
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Since
                            SUBACCOUNT                             1 Year    3 Years  5 Years   10 Years  Inception**
------------------------------------------------------------------------------------------------------------------------------------
Aetna Ascent VP                                                      2.74%    13.88%                          14.81%    07/05/1995
------------------------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP, Inc.                                             15.19%    16.39%    14.17%                11.29%    04/03/1989
------------------------------------------------------------------------------------------------------------------------------------
Aetna Bond VP(1)                                                     6.53%     5.06%     5.05%     7.64%
------------------------------------------------------------------------------------------------------------------------------------
Aetna Crossroads VP                                                  4.33%    12.24%                          13.05%    07/05/1995
------------------------------------------------------------------------------------------------------------------------------------
Aetna Growth VP                                                     35.62%                                    33.28%    12/13/1996
------------------------------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP(1)                                       12.78%    20.94%    17.59%    14.72%
------------------------------------------------------------------------------------------------------------------------------------
Aetna High Yield VP                                                 (1.76%)                                   (0.36%)   12/10/1997
------------------------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP                                       29.64%                                    31.33%    09/16/1996
------------------------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Mid Cap VP                                         22.44%                                    25.45%    12/16/1997
------------------------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Small Cap VP                                       (2.83%)                                    1.26%    12/19/1997
------------------------------------------------------------------------------------------------------------------------------------
Aetna International VP                                              17.14%                                    19.73%    12/22/1997
------------------------------------------------------------------------------------------------------------------------------------
Aetna Legacy VP                                                      5.34%    10.15%                          10.93%    07/05/1995
------------------------------------------------------------------------------------------------------------------------------------
Aetna Money Market VP(1)(2)                                          3.88%     3.85%     3.71%     4.17%
------------------------------------------------------------------------------------------------------------------------------------
Aetna Real Estate Securities VP                                    (14.15%)                                  (10.66%)   12/15/1997
------------------------------------------------------------------------------------------------------------------------------------
Aetna Small Company VP                                              (0.41%)                                   15.41%    12/27/1996
------------------------------------------------------------------------------------------------------------------------------------
Aetna Value Opportunity VP                                          20.57%                                    29.16%    12/13/1996
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation Fund                                  17.53%    15.04%    15.50%                17.01%    05/05/1993
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth Fund                                                32.14%    24.33%    19.64%                19.09%    05/05/1993
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth and Income Fund                                     25.80%    22.57%                          20.69%    05/02/1994
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Value Fund                                                 30.45%    21.67%    19.91%                20.10%    05/05/1993
------------------------------------------------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio(1)                                14.53%    14.54%    12.86%    11.19%
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income Portfolio(1)                              9.96%    16.03%    17.00%    13.90%
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio(1)                                    37.41%    23.60%    19.92%    17.63%
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Portfolio(1)                                  11.07%    10.80%     8.06%     8.44%
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP II Contrafund Portfolio                                28.04%    23.19%                          26.73%    01/03/1995
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Aggressive Growth Portfolio                             32.25%    15.99%    17.57%                20.11%    09/13/1993
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio                                      32.28%    22.11%    17.33%                17.72%    09/13/1993
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Flexible Income Portfolio                                7.48%     8.36%     8.67%                 8.22%    09/13/1993
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio                                        33.63%    23.53%    19.60%                19.07%    09/13/1993
------------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio                              27.00%    24.77%    19.51%                22.18%    09/13/1993
------------------------------------------------------------------------------------------------------------------------------------
Lexington Natural Resources Trust                                  (20.83%)    1.46%     2.31%                 3.37%    10/14/1991
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA                               12.40%    16.29%     8.02%                10.81%    11/12/1990
------------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond Fund/VA                                   1.36%     6.21%     5.23%                 5.19%    05/03/1993
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Emerging Equities Portfolio                  27.73%                                    23.65%    11/28/1997
------------------------------------------------------------------------------------------------------------------------------------
Alger American Small Cap/Portfolio Partners MFS Emerging
Equities(3)                                                         27.73%    12.14%    13.56%    19.20%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Research Growth Portfolio                    21.16%                                    17.06%    11/28/1997
------------------------------------------------------------------------------------------------------------------------------------
American Century VP Capital Appreciation/Portfolio Partners MFS
Research Growth(3)                                                  21.16%     2.96%     6.53%     9.60%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Portfolio Partners MFS Value Equity Portfolio                       24.84%                                    24.10%    11/28/1997
------------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Growth/Portfolio Partners MFS Value Equity(3)  24.84%    18.65%    15.20%    13.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Portfolio Partners Scudder International Growth Portfolio           17.32%                                    17.03%    11/28/1997
------------------------------------------------------------------------------------------------------------------------------------
Scudder International Portfolio Class A/Portfolio Partners
Scudder International Growth(3)                                     17.32%    12.50%     8.77%    10.34%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Portfolio Partners T. Rowe Price Growth Equity Portfolio            25.70%                                    25.54%    11/28/1997
------------------------------------------------------------------------------------------------------------------------------------
Alger American Growth/Portfolio Partners T. Rowe Price Growth
Equity(3)                                                           25.70%    21.03%    18.94%                18.68%    01/09/1989
------------------------------------------------------------------------------------------------------------------------------------

Please refer to the discussion preceding the tables for an explanation of the charges included and methodology used in the standardized and non-standardized figures. These figures represent historical performance and should not be considered a projection of future performance.

**   Reflects performance from the fund's inception date.

(1) These funds have been in operation for more than ten years.

(2) The current yield for the subaccount for the 7-day period ended December 31, 1998 (on an annualized basis) was 3.52%. Current yield more closely reflects current earnings than does total return. The current yield reflects the deduction of all charges under the contract that are deducted from the total return quotations shown above. As in the table above, the maximum 5% early withdrawal charge is not reflected.

(3) The fund first listed was replaced with the applicable Portfolio Partners Portfolio after the close of business on November 26, 1997. The performance shown is based on the performance of the replaced fund until November 26, 1997, and the performance of the applicable Portfolio Partners Portfolio after that date. The replaced fund may not have been available under all contracts. The "Fund Inception Date" refers to the applicable date for the replaced fund. If no date is shown, the replaced fund has been in operation for more than ten years.

                              INCOME PHASE PAYMENTS

When you begin receiving payments under the contract during the income phase (see "The Income Phase" in the prospectus), the value of your account is determined using accumulation unit values as of the tenth valuation before the first payment is due. Such value (less any applicable premium tax) is applied to provide payments to you in accordance with the payment option and investment options elected.

The Annuity option tables found in the contract show, for each option, the amount of the first payment for each $1,000 of value applied. Thereafter, variable payments fluctuate as the Annuity Unit value(s) fluctuates with the investment experience of the selected investment option(s). The first payment and subsequent payments also vary depending on the assumed net investment rate selected (3.5% or 5% per annum). Selection of a 5% rate causes a higher first payment, but payments will increase thereafter only to the extent that the net investment rate increases by more than 5% on an annual basis. Payments would decline if the rate failed to increase by 5%. Use of the 3.5% assumed rate causes a lower first payment, but subsequent payments would increase more rapidly or decline more slowly as changes occur in the net investment rate.

When the income phase begins, the annuitant is credited with a fixed number of Annuity Units (which does not change thereafter) in each of the designated investment options. This number is calculated by dividing (a) by (b), where (a) is the amount of the first payment based on a particular investment option, and
(b) is the then current Annuity Unit value for that investment option. As noted, Annuity Unit values fluctuate from one valuation to the next (see "Your Account Value" in the prospectus); such fluctuations reflect changes in the net investment factor for the appropriate subaccount(s) (with a ten valuation lag which gives the Company time to process payments) and a mathematical adjustment which offsets the assumed net investment rate of 3.5% or 5% per annum.

The operation of all these factors can be illustrated by the following hypothetical example. These procedures will be performed separately for the investment options selected during the income phase.

EXAMPLE:
--------
Assume that, at the date payments are to begin, there are 3,000 accumulation units credited under a particular contract or account and that the value of an accumulation unit for the tenth valuation prior to retirement was $13.650000. This produces a total value of $40,950.

Assume also that no premium tax is payable and that the Annuity table in the contract provides, for the payment option elected, a first monthly variable payment of $6.68 per $1000 of value applied; the annuitant's first monthly payment would thus be 40.950 multiplied by $6.68, or $273.55.

Assume then that the value of an Annuity Unit upon the valuation on which the first payment was due was $13.400000. When this value is divided into the first monthly payment, the number of Annuity Units is determined to be 20.414. The value of this number of Annuity Units will be paid in each subsequent month.

If the net investment factor with respect to the appropriate subaccount is
1.0015000 as of the tenth valuation preceding the due date of the second monthly payment, multiplying this factor by .9999058* (to neutralize the assumed net investment rate of 3.5% per annum built into the number of Annuity Units determined above) produces a result of 1.0014057. This is then multiplied by the Annuity Unit value for the prior valuation (assume such value to be $13.504376) to produce an Annuity Unit value of $13.523359 for the valuation occurring when the second payment is due.

The second monthly payment is then determined by multiplying the number of Annuity Units by the current Annuity Unit value, or 20.414 times $13.523359, which produces a payment of $276.07.

*If an assumed net investment rate of 5% is elected, the appropriate factor to neutralize such assumed rate would be .9998663.

                         SALES MATERIAL AND ADVERTISING

We may include hypothetical illustrations in our sales literature that explain the mathematical principles of dollar cost averaging, compounded interest, tax deferred accumulation, and the mechanics of variable annuity contracts. We may also discuss the difference between variable annuity contracts and other types of savings or investment products such as personal savings accounts and certificates of deposit.

We may distribute sales literature that compares the percentage change in accumulation unit values for any of the subaccounts to established market indices such as the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average or to the percentage change in values of other management investment companies that have investment objectives similar to the subaccount being compared.

We may publish in advertisements and reports, the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Duff & Phelps, Standard & Poor's Corporation and Moody's Investors Service, Inc. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability. We may also quote ranking services such as Morningstar's Variable Annuity/Life Performance Report and Lipper's Variable Insurance Products Performance Analysis Service (VIPPAS), which rank variable annuity or life subaccounts or their underlying funds by performance and/or investment objective. We may categorize the underlying funds in terms of the asset classes they represent and use such categories in marketing materials for the contracts. We may illustrate in advertisements the performance of the underlying funds, if accompanied by performance which also shows the performance of such funds reduced by applicable charges under the separate account. We may also show in advertisements the portfolio holdings of the underlying funds, updated at various intervals. From time to time, we will quote articles from newspapers and magazines or other publications or reports such as The Wall Street Journal, Money magazine, USA Today and The VARDS Report.

We may provide in advertising, sales literature, periodic publications or other materials information on various topics of interest to current and prospective contract holders or participants. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparison between the contracts and the characteristics of and market for such financial instruments.

                              INDEPENDENT AUDITORS

KPMG LLP, CityPlace II, Hartford, Connecticut 06103-4103, are the independent auditors for the separate account and for the Company. The services provided to the separate account include primarily the examination of the separate account's financial statements and the review of filings made with the SEC.

                              FINANCIAL STATEMENTS


                           VARIABLE ANNUITY ACCOUNT B


                                      Index


Statement of Assets and Liabilities................................. S-2
Statements of Operations and Changes in Net Assets.................. S-7
Condensed Financial Information .................................... S-8
Notes to Financial Statements....................................... S-16
Independent Auditors' Report........................................ S-36

Variable Annuity Account B

Statement of Assets and Liabilities - December 31, 1998


ASSETS:
Investments, at net asset value: (Note 1)

                                                                                                          Net
                                                                   Shares             Cost             Assets
                                                                   ------             ----             ------
 Aetna Ascent VP:                                               1,775,905    $  25,102,742      $  24,898,190
 Aetna Balanced VP:                                            12,391,167      181,255,533        194,913,051
 Aetna Bond VP:                                                 6,915,310       90,585,384         90,313,945
 Aetna Crossroads VP:                                           2,222,763       29,151,210         29,607,202
 Aetna Get Fund, Series B:                                      1,328,751       16,114,148         19,399,768
 Aetna Get Fund, Series C:                                        641,495        6,843,405          9,276,019
 Aetna Get Fund, Series D:                                      8,945,182       89,971,949         89,907,126
 Aetna Growth and Income VP:                                   34,864,532    1,125,170,574      1,110,783,981
 Aetna Growth VP:                                               2,192,686       25,612,305         29,667,044
 Aetna High Yield VP:                                              25,485          269,013            230,386
 Aetna Index Plus Large Cap VP:                                 4,950,434       77,533,729         87,078,142
 Aetna Index Plus Mid Cap VP:                                      30,799          350,678            375,745
 Aetna Index Plus Small Cap VP:                                    98,357          961,535            969,800
 Aetna International VP:                                          132,091        1,535,380          1,530,933
 Aetna Legacy VP:                                               2,841,936       34,924,355         35,154,748
 Aetna Money Market VP:                                        11,204,743      148,567,676        150,002,380
 Aetna Real Estate Securities VP:                                 115,069        1,060,043            981,537
 Aetna Small Company VP:                                        1,445,875       17,304,318         18,492,740
 Aetna Value Opportunity VP:                                    1,296,961       16,956,181         18,689,212
 AIM V.I. Funds:
  Capital Appreciation Fund:                                       11,857          279,072            298,792
  Growth and Income Fund:                                           9,329          203,793            221,558
  Growth Fund:                                                     11,970          284,519            296,860
  Value Fund:                                                      26,818          681,416            703,970
 Alger American Funds:
  Balanced Portfolio:                                             476,550        4,602,622          6,185,618
  Income & Growth Portfolio:                                    1,178,638       11,247,924         15,463,737
  Leveraged AllCap Portfolio:                                     486,301       10,438,458         16,971,895
 American Century Investments:
  Balanced Fund:                                                  567,422        4,244,446          4,732,298
  International Fund:                                             760,004        5,048,080          5,791,227
 Calvert Social Balanced Portfolio:                               916,276        1,943,153          1,958,082
 Fidelity Investments Variable Insurance Products Fund:
  Equity-Income Portfolio:                                      6,927,959      153,249,176        176,108,721
  Growth Portfolio:                                             3,087,069      104,576,368        138,516,768
  High Income Portfolio:                                        4,321,896       54,257,145         49,831,459
  Overseas Portfolio:                                             892,112       17,216,864         17,886,843
 Fidelity Investments Variable Insurance Products Fund II:
  Asset Manager Portfolio:                                      1,124,160       18,781,312         20,414,738
  Contrafund Portfolio:                                         6,668,348      127,772,939        162,974,413
  Index 500 Portfolio:                                          1,003,440      116,197,819        141,735,838
  Investment Grade Bond Portfolio:                                439,478        5,217,593          5,695,641
 Insurance Management Series:
  American Leaders Fund II:                                     6,201,568       97,218,342        134,450,002
  Equity Income Fund II:                                        2,025,727       24,690,902         28,664,036
  Growth Strategies Fund II:                                    1,532,692       22,205,952         27,450,515
  High Income Bond Fund II:                                     4,568,474       47,172,964         49,887,731
  International Equity Fund II:                                 1,138,497       13,701,931         17,521,464
  Prime Money Fund II:                                          8,067,320        8,065,097          8,067,320

Variable Annuity Account B

                                                                                                Net
                                                      Shares               Cost              Assets
                                                      ------               ----              ------
  U.S. Government Securities II:                   1,439,895     $   15,041,447      $   16,054,824
  Utility Fund II:                                 1,986,746         23,284,347          30,337,604
 Janus Aspen Series:
  Aggressive Growth Portfolio:                     2,079,332         49,261,924          57,368,774
  Balanced Portfolio:                              3,210,155         56,987,418          72,228,489
  Flexible Income Portfolio:                       1,710,899         20,378,246          20,633,439
  Growth Portfolio:                                2,958,516         57,362,313          69,643,462
  Worldwide Growth Portfolio:                      8,512,439        210,385,419         247,626,862
 Lexington Emerging Markets Fund:                    266,212          2,706,082           1,509,423
 Lexington Natural Resources Trust Fund:             358,558          5,221,161           3,954,893
 MFS Funds:
  Total Return Series:                             2,104,731         34,302,993          38,137,728
  Worldwide Government Series:                       185,123          1,911,846           2,014,138
 Oppenheimer Funds:
  Aggressive Growth Fund:                            265,843         10,674,495          11,917,723
  Global Securities Fund:                            346,765          6,867,095           7,653,101
  Growth & Income Fund:                            1,718,418         35,629,032          35,193,209
  Strategic Bond Fund:                             2,558,320         13,050,936          13,098,600
 Portfolio Partners, Inc. (PPI):
  PPI MFS Emerging Equities Portfolio:             2,382,266        112,648,846         132,072,829
  PPI MFS Research Growth Portfolio:               7,421,331         77,594,206          88,610,687
  PPI MFS Value Equity Portfolio:                    738,878         24,196,477          27,966,529
  PPI Scudder International Growth Portfolio:      1,049,896         16,732,753          17,596,256
  PPI T. Rowe Price Growth Equity Portfolio:       2,148,768         93,956,758         118,848,377
                                                                 --------------      --------------
NET ASSETS                                                       $3,606,761,839      $3,956,568,422
                                                                 ==============      ==============

Net assets represented by:
Reserves for annuity contracts in accumulation and payment period: (Notes 1 and
5)

Aetna Ascent VP:
   Annuity contracts in accumulation ...........  $   24,898,190
Aetna Balanced VP:
   Annuity contracts in accumulation ...........     176,154,146
   Annuity contracts in payment period .........      18,758,905
Aetna Bond VP:
   Annuity contracts in accumulation ...........      85,100,187
   Annuity contracts in payment period .........       5,213,758
Aetna Crossroads VP:
   Annuity contracts in accumulation ...........      28,289,880
   Annuity contracts in payment period .........       1,317,322
Aetna Get Fund, Series B:
   Annuity contracts in accumulation ...........      19,399,768
Aetna Get Fund, Series C:
   Annuity contracts in accumulation ...........       9,276,019
Aetna Get Fund, Series D:
   Annuity contracts in accumulation ...........      89,907,126
Aetna Growth and Income VP:
   Annuity contracts in accumulation ...........     955,586,320
   Annuity contracts in payment period .........     155,197,661
Aetna Growth VP:
   Annuity contracts in accumulation ...........      28,467,187
   Annuity contracts in payment period .........       1,199,857

Variable Annuity Account B

Aetna High Yield VP:
   Annuity contracts in accumulation ...........  $     230,386
Aetna Index Plus Large Cap VP:
   Annuity contracts in accumulation ...........     85,248,495
   Annuity contracts in payment period .........      1,829,647
Aetna Index Plus Mid Cap VP:
   Annuity contracts in accumulation ...........        375,745
Aetna Index Plus Small Cap VP:
   Annuity contracts in accumulation ...........        969,800
Aetna International VP:
   Annuity contracts in accumulation ...........      1,528,847
   Annuity contracts in payment period .........          2,086
Aetna Legacy VP:
   Annuity contracts in accumulation ...........     32,331,905
   Annuity contracts in payment period .........      2,822,843
Aetna Money Market VP:
   Annuity contracts in accumulation ...........    149,772,871
   Annuity contracts in payment period .........        229,509
Aetna Real Estate Securities VP:
   Annuity contracts in accumulation ...........        965,259
   Annuity contracts in payment period .........         16,278
Aetna Small Company VP:
   Annuity contracts in accumulation ...........     18,295,242
   Annuity contracts in payment period .........        197,498
Aetna Value Opportunity VP:
   Annuity contracts in accumulation ...........     18,689,212
AIM V.I. Funds:
 Capital Appreciation Fund:
   Annuity contracts in accumulation ...........        298,792
 Growth and Income Fund:
   Annuity contracts in accumulation ...........        221,558
 Growth Fund:
   Annuity contracts in accumulation ...........        296,860
 Value Fund:
   Annuity contracts in accumulation ...........        703,970
Alger American Funds:
 Balanced Portfolio:
   Annuity contracts in accumulation ...........      6,185,618
 Income & Growth Portfolio:
   Annuity contracts in accumulation ...........     15,463,737
 Leveraged AllCap Portfolio:
   Annuity contracts in accumulation ...........     16,971,895
American Century Investments:
 Balanced Fund:
   Annuity contracts in accumulation ...........      4,732,298
International Fund:
   Annuity contracts in accumulation ...........      5,791,227
Calvert Social Balanced Portfolio:
   Annuity contracts in accumulation ...........      1,958,082

Variable Annuity Account B

Fidelity Investments Variable Insurance Products Fund:
 Equity-Income Portfolio:
   Annuity contracts in accumulation ....................  $  176,108,721
 Growth Portfolio:
   Annuity contracts in accumulation ....................     138,516,768
 High Income Portfolio:
   Annuity contracts in accumulation ....................      49,328,098
   Annuity contracts in payment period ..................         503,361
 Overseas Portfolio:
   Annuity contracts in accumulation ....................      17,886,843
Fidelity Investments Variable Insurance Products Fund II:
 Asset Manager Portfolio:
   Annuity contracts in accumulation ....................      20,414,738
 Contrafund Portfolio:
   Annuity contracts in accumulation ....................     162,974,413
 Index 500 Portfolio:
   Annuity contracts in accumulation ....................     141,735,838
 Investment Grade Bond Portfolio:
   Annuity contracts in accumulation ....................       5,695,641
Insurance Management Series:
 American Leaders Fund II:
   Annuity contracts in accumulation ....................     134,398,144
   Annuity contracts in payment period ..................          51,858
 Equity Income Fund II:
   Annuity contracts in accumulation ....................      28,656,460
   Annuity contracts in payment period ..................           7,576
 Growth Strategies Fund II:
   Annuity contracts in accumulation ....................      27,450,515
 High Income Bond Fund II:
   Annuity contracts in accumulation ....................      49,887,731
 International Equity Fund II:
   Annuity contracts in accumulation ....................      17,521,464
 Prime Money Fund II:
   Annuity contracts in accumulation ....................       8,067,320
 U.S. Government Securities II:
   Annuity contracts in accumulation ....................      16,054,824
 Utility Fund II:
   Annuity contracts in accumulation ....................      30,329,937
   Annuity contracts in payment period ..................           7,667
Janus Aspen Series:
 Aggressive Growth Portfolio:
   Annuity contracts in accumulation ....................      57,368,774
 Balanced Portfolio:
   Annuity contracts in accumulation ....................      72,228,489
 Flexible Income Portfolio:
   Annuity contracts in accumulation ....................      20,633,439
 Growth Portfolio:
   Annuity contracts in accumulation ....................      68,058,273
   Annuity contracts in payment period ..................       1,585,189
 Worldwide Growth Portfolio:
   Annuity contracts in accumulation ....................     243,902,115
   Annuity contracts in payment period ..................       3,724,747

Variable Annuity Account B

Lexington Emerging Markets Fund:
   Annuity contracts in accumulation ...........  $    1,509,423
Lexington Natural Resources Trust Fund:
   Annuity contracts in accumulation ...........       3,954,893
MFS Funds:
 Total Return Series:
   Annuity contracts in accumulation ...........      38,137,728
 Worldwide Government Series:
   Annuity contracts in accumulation ...........       2,014,138
Oppenheimer Funds:
 Aggressive Growth Fund:
   Annuity contracts in accumulation ...........      11,917,723
 Global Securities Fund:
   Annuity contracts in accumulation ...........       7,653,101
 Growth & Income Fund:
   Annuity contracts in accumulation ...........      35,193,209
 Strategic Bond Fund:
   Annuity contracts in accumulation ...........      12,897,019
   Annuity contracts in payment period .........         201,581
Portfolio Partners, Inc (PPI):
 PPI MFS Emerging Equities Portfolio:
   Annuity contracts in accumulation ...........     131,150,274
   Annuity contracts in payment period .........         922,555
 PPI MFS Research Growth Portfolio:
   Annuity contracts in accumulation ...........      88,610,687
 PPI MFS Value Equity Portfolio:
   Annuity contracts in accumulation ...........      27,062,849
   Annuity contracts in payment period .........         903,680
 PPI Scudder International Growth Portfolio:
   Annuity contracts in accumulation ...........      17,577,310
   Annuity contracts in payment period .........          18,946
 PPI T. Rowe Price Growth Equity Portfolio:
   Annuity contracts in accumulation ...........     118,791,854
   Annuity contracts in payment period .........          56,523
                                                  --------------
                                                  $3,956,568,422
                                                  ==============


See Notes to Financial Statements

Variable Annuity Account B

Statements of Operations and Changes in Net Assets

                                                                                  Year Ended December 31,
                                                                                  1998                1997
                                                                                  ----                ----
INVESTMENT INCOME:
Income: (Notes 1, 3 and 5)
 Dividends .............................................................    $  325,794,651      $  278,833,116
Expenses: (Notes 2 and 5)
 Valuation period deductions ...........................................       (42,285,760)        (29,243,851)
                                                                            --------------      --------------
Net investment income ..................................................       283,508,891         249,589,265
                                                                            --------------      --------------
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
Net realized gain on sales of investments: (Notes 1, 4 and 5)
 Proceeds from sales ...................................................     1,555,519,398       1,004,789,371
 Cost of investments sold ..............................................     1,412,108,865         933,728,508
                                                                            --------------      --------------
  Net realized gain ....................................................       143,410,533          71,060,863
                                                                            --------------      --------------
Net unrealized gain on investments: (Note 5)
 Beginning of year .....................................................       255,524,506         122,191,053
 End of year ...........................................................       349,806,583         255,524,506
                                                                            --------------      --------------
  Net change in unrealized gain ........................................        94,282,077         133,333,453
                                                                            --------------      --------------
Net realized and unrealized gain on investments ........................       237,692,610         204,394,316
                                                                            --------------      --------------
Net increase in net assets resulting from operations ...................       521,201,501         453,983,581
                                                                            --------------      --------------
FROM UNIT TRANSACTIONS:
Variable annuity contract purchase payments ............................       489,286,251         571,501,505
Transfers from the Company for mortality guarantee adjustments .........          (906,373)            371,835
Transfers from the Company's fixed account options .....................       212,914,994         144,526,667
Redemptions by contract holders ........................................      (167,845,102)        (82,942,177)
Annuity payments .......................................................       (22,421,712)        (16,137,431)
Other ..................................................................         1,896,006           2,327,153
                                                                            --------------      --------------
  Net increase in net assets from unit transactions (Note 5) ...........       512,924,064         619,647,552
                                                                            --------------      --------------
Change in net assets ...................................................     1,034,125,565       1,073,631,133
NET ASSETS:
Beginning of year ......................................................     2,922,442,857       1,848,811,724
                                                                            --------------      --------------
End of year ............................................................    $3,956,568,422      $2,922,442,857
                                                                            ==============      ==============


See Notes to Financial Statements

Variable Annuity Account B

Condensed Financial Information - Year Ended December 31, 1998

--------------------------------------------------------------------------------------------------------------------------------
                                                  Value
                                                 Per Unit               Increase (Decrease)           Units
                                                 --------                   in Value of            Outstanding        Reserves
                                         Beginning       End of             Accumulation              at End           at End
                                          of Year         Year                  Unit                 of Year          of Year
--------------------------------------------------------------------------------------------------------------------------------
Aetna Ascent VP:
Non-Qualified V                          $  15.392     $  15.855                3.01%                 274,115.2     $ 4,346,011
Non-Qualified V (0.75)                      15.535        16.082                3.52%                 104,608.3       1,682,346
Non-Qualified VII                           15.333        15.769                2.84%               1,027,839.2      16,207,554
Non-Qualified VIII                          14.947        14.012               (6.26%)  (4)           160,746.0       2,252,334
Non-Qualified IX                            15.364        15.786                2.75%                   1,717.5          27,113
Non-Qualified X                             15.422        15.942                3.37%                  24,014.0         382,832
--------------------------------------------------------------------------------------------------------------------------------
Aetna Balanced VP:
Non-Qualified V                             18.989        21.929               15.48%               2,929,719.6      64,245,891
Non-Qualified V (0.75)                      19.166        22.244               16.06%               1,798,424.8      40,003,913
Non-Qualified VI                            15.962        18.445               15.56%                  43,363.3         799,818
Non-Qualified VII                           18.653        21.507               15.30%               2,533,501.2      54,487,004
Non-Qualified VIII                          14.392        15.212                5.70%  (4)            363,744.6       5,533,430
Non-Qualified IX                            18.954        21.834               15.19%                  30,063.5         656,418
Non-Qualified X                             19.016        22.015               15.77%                 452,763.7       9,967,686
Non-Qualified XI                            15.985        18.517               15.84%                   6,799.7         125,910
Non-Qualified XIII                           9.555        10.337                8.18%  (10)             5,234.6          54,109
Non-Qualified XIV                            9.276        10.323               11.29%  (8)             17,680.9         182,516
Non-Qualified XV                             9.581        10.316                7.67%  (10)             9,446.8          97,451
Annuity contracts in payment period                                                                                  18,758,905
--------------------------------------------------------------------------------------------------------------------------------
Aetna Bond VP:
Non-Qualified V                             13.361        14.270                6.80%               1,129,588.7      16,119,085
Non-Qualified V (0.75)                      13.486        14.475                7.33%               2,012,308.2      29,127,850
Non-Qualified VI                            12.204        13.041                6.86%                  51,406.2         670,396
Non-Qualified VII                           13.128        13.998                6.63%               1,948,372.8      27,273,239
Non-Qualified VIII                          11.367        11.910                4.78%  (4)            387,994.7       4,620,903
Non-Qualified IX                            13.337        14.208                6.53%                  18,429.1         261,845
Non-Qualified X                             13.373        14.304                6.96%                 452,992.2       6,479,375
Non-Qualified XI                            12.214        13.072                7.02%                   1,301.4          17,012
Non-Qualified XIII                          10.157        10.319                1.59%  (9)             16,581.5         171,096
Non-Qualified XIV                           10.119        10.305                1.84%  (9)             30,948.7         318,914
Non-Qualified XV                            10.188        10.298                1.08%  (10)             3,930.2          40,472
Annuity contracts in payment period                                                                                   5,213,758
--------------------------------------------------------------------------------------------------------------------------------
Aetna Crossroads VP:
Non-Qualified V                             14.432        15.095                4.59%                 218,648.6       3,300,593
Non-Qualified V (0.75)                      14.566        15.312                5.12%                 119,245.6       1,825,908
Non-Qualified VII                           14.377        15.013                4.42%               1,316,579.2      19,766,357
Non-Qualified VIII                          14.044        13.588               (3.25%)  (4)           237,468.1       3,226,692
Non-Qualified IX                            14.406        15.030                4.33%                     457.5           6,876
Non-Qualified X                             14.461        15.179                4.97%                  10,768.7         163,454
Annuity contracts in payment period                                                                                   1,317,322
--------------------------------------------------------------------------------------------------------------------------------
Aetna Get Fund, Series B:
Non-Qualified V                             20.717        24.373               17.65%                 737,172.7      17,966,894
Non-Qualified X                             20.717        24.373               17.65%                  58,790.1       1,432,874
--------------------------------------------------------------------------------------------------------------------------------
Aetna Get Fund, Series C:
Non-Qualified V                             12.636        15.904               25.86%                  92,330.0       1,468,418
Non-Qualified V (0.75)                      12.718        16.087               26.49%                 468,819.8       7,541,894
Non-Qualified IX                            12.613        15.835               25.55%                   9,144.7         144,810
Non-Qualified X                             12.636        15.904               25.86%                   7,601.7         120,897
--------------------------------------------------------------------------------------------------------------------------------
Aetna Get Fund, Series D:
Non-Qualified V                              9.997        10.062                0.65%  (9)          1,577,071.0      15,867,744
Non-Qualified V (0.75)                       9.997        10.073                0.76%  (9)            614,759.8       6,192,546
Non-Qualified VII                            9.997        10.058                0.61%  (9)          3,322,479.7      33,416,640
Non-Qualified VIII                           9.998        10.067                0.69%  (9)          1,277,188.8      12,857,641
Non-Qualified X                             10.023        10.062                0.39%  (10)            65,946.9         663,527
Non-Qualified XIII                          10.004        10.072                0.68%  (9)            931,827.7       9,385,656
Non-Qualified XIV                           10.000        10.066                0.66%  (9)            884,851.1       8,907,146
Non-Qualified XV                            10.009        10.063                0.54%  (9)            259,978.3       2,616,226
--------------------------------------------------------------------------------------------------------------------------------

Variable Annuity Account B

--------------------------------------------------------------------------------------------------------------------------------
                                                 Value
                                               Per Unit              Increase (Decrease)         Units
                                               --------                  in Value of          Outstanding      Reserves
                                        Beginning       End of           Accumulation            at End         at End
                                         of Year         Year                Unit               of Year         of Year
--------------------------------------------------------------------------------------------------------------------------------
Aetna Growth and Income VP:
Non-Qualified 1964                     $  236.446    $  267.347              13.07%                   958.7   $    256,298
Non-Qualified V                            22.028        24.907              13.07%             9,491,618.9    236,409,291
Non-Qualified V (0.75)                     22.233        25.265              13.64%            12,975,484.3    327,821,341
Non-Qualified VI                           20.614        23.322              13.14%             1,842,162.9     42,963,821
Non-Qualified VII                          22.004        24.839              12.88%             8,999,335.5    223,538,139
Non-Qualified VIII                         16.554        16.604               0.30%  (4)        1,327,156.5     22,036,585
Non-Qualified IX                           21.988        24.800              12.79%               148,050.5      3,671,604
Non-Qualified X                            22.060        25.005              13.35%             3,821,349.4     95,552,990
Non-Qualified XI                           20.644        23.414              13.42%                46,205.4      1,081,861
Non-Qualified XIII                          7.862         9.886              25.74%  (9)          125,488.2      1,240,545
Non-Qualified XIV                           7.672         9.872              28.68%  (9)           55,706.9        549,962
Non-Qualified XV                            8.961         9.866              10.10%  (10)          47,019.7        463,883
Annuity contracts in payment period                                                                            155,197,661
--------------------------------------------------------------------------------------------------------------------------------
Aetna Growth VP:
Non-Qualified V                            13.173        17.912              35.98%               140,521.9      2,516,985
Non-Qualified V (0.75)                     13.239        18.067              36.47%  (1)          428,697.2      7,745,376
Non-Qualified VII                          13.158        17.862              35.75%               738,448.8     13,190,361
Non-Qualified VIII                         15.809        17.909              13.28%  (4)          266,761.0      4,777,514
Non-Qualified IX                           15.727        17.834              13.40%  (4)            2,088.8         37,253
Non-Qualified XIII                          8.387        10.489              25.06%  (9)            8,459.9         88,734
Non-Qualified XIV                           8.359        10.475              25.31%  (9)            8,297.4         86,912
Non-Qualified XV                            8.899        10.468              17.63%  (10)           2,297.8         24,052
Annuity contracts in payment period                                                                              1,199,857
--------------------------------------------------------------------------------------------------------------------------------
Aetna High Yield VP:
Non-Qualified V                             9.954         9.212              (7.45%) (4)              604.9          5,573
Non-Qualified V (0.75)                      9.941         9.244              (7.01%) (5)           24,320.0        224,813
--------------------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Large Cap VP:
Non-Qualified V                            14.444        18.772              29.96%               527,155.0      9,895,905
Non-Qualified V (0.75)                     14.538        18.989              30.62%             1,060,363.0     20,135,153
Non-Qualified VII                          14.414        18.704              29.76%             2,252,763.4     42,134,590
Non-Qualified VIII                         16.421        18.449              12.35%  (4)          609,863.4     11,251,627
Non-Qualified IX                           14.418        18.691              29.64%                23,366.8        436,755
Non-Qualified XIII                          8.469        10.716              26.53%  (9)           31,054.3        332,779
Non-Qualified XIV                           8.964        10.702              19.39%  (8)           94,255.0      1,008,675
Non-Qualified XV                            9.134        10.694              17.08%  (9)            4,956.9         53,011
Annuity contracts in payment period                                                                              1,829,647
--------------------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Mid Cap VP:
Non-Qualified V                            10.107        10.891               7.76%  (4)           17,010.7        185,258
Non-Qualified V (0.75)                      9.950        10.928               9.83%  (6)           16,206.7        177,112
Non-Qualified IX                            8.579        10.872              26.73%  (9)            1,230.2         13,375
--------------------------------------------------------------------------------------------------------------------------------
Aetna Index Plus Small Cap VP:
Non-Qualified V                             9.996         8.815             (11.81%) (4)           55,563.7        489,810
Non-Qualified V (0.75)                      9.407         8.846              (5.96%) (5)           53,459.5        472,892
Non-Qualified IX                            7.685         8.800              14.51%  (8)              806.6          7,098
--------------------------------------------------------------------------------------------------------------------------------
Aetna International VP:
Non-Qualified V                            10.149         9.765              (3.78%) (4)           35,872.2        350,278
Non-Qualified V (0.75)                     10.288         9.798              (4.76%) (5)           28,999.8        284,152
Non-Qualified VII                          10.169         9.754              (4.08%) (5)           45,143.4        440,322
Non-Qualified VIII                         10.100         9.764              (3.33%) (4)           41,046.6        400,784
Non-Qualified XIII                          8.583         9.149               6.59%  (10)             587.0          5,371
Non-Qualified XIV                           8.497         9.137               7.53%  (10)           4,529.2         41,383
Non-Qualified XV                            8.663         9.131               5.40%  (11)             718.1          6,557
Annuity contracts in payment period                                                                                  2,086
--------------------------------------------------------------------------------------------------------------------------------
Aetna Legacy VP:
Non-Qualified V                            13.317        14.064               5.61%               197,741.5      2,781,008
Non-Qualified V (0.75)                     13.441        14.266               6.14%               120,311.5      1,716,341
Non-Qualified VII                          13.267        13.989               5.44%             1,551,324.4     21,701,727
Non-Qualified VIII                         13.073        13.037              (0.28%) (4)          467,027.3      6,088,503

Variable Annuity Account B

--------------------------------------------------------------------------------------------------------------------------------
                                               Value
                                              Per Unit             Increase (Decrease)         Units
                                              --------                 in Value of          Outstanding      Reserves
                                       Beginning     End of           Accumulation             at End         at End
                                        of Year       Year                Unit                of Year        of Year
--------------------------------------------------------------------------------------------------------------------------------
Aetna Legacy VP (continued):
Non-Qualified IX                         $13.292     $14.003               5.35%                 1,187.8   $    16,633
Non-Qualified X                           13.343      14.141               5.98%                 1,958.3        27,693
Annuity contracts in payment period                                                                          2,822,843
--------------------------------------------------------------------------------------------------------------------------------
Aetna Money Market VP:
Non-Qualified V                           11.930      12.425               4.15%             1,146,661.0    14,247,696
Non-Qualified V (0.75)                    12.041      12.604               4.68%             2,102,275.4    26,496,757
Non-Qualified VI                          11.642      12.132               4.21%                67,991.9       824,888
Non-Qualified VII                         11.850      12.322               3.98%             6,973,165.3    85,923,420
Non-Qualified VIII                        10.847      11.141               2.71%  (4)        1,221,158.5    13,605,259
Non-Qualified IX                          11.908      12.372               3.90%                32,766.7       405,379
Non-Qualified X                           11.930      12.425               4.15%               505,775.1     6,284,447
Non-Qualified XI                          11.642      12.132               4.21%                    49.6           602
Non-Qualified XIII                        10.122      10.199               0.76%  (9)          103,625.5     1,056,910
Non-Qualified XIV                         10.086      10.186               0.99%  (8)           44,014.2       448,309
Non-Qualified XV                          10.120      10.179               0.58%  (10)          47,079.4       479,204
Annuity contracts in payment period                                                                            229,509
--------------------------------------------------------------------------------------------------------------------------------
Aetna Real Estate Securities VP:
Non-Qualified V                           10.095       8.873             (12.11%) (4)           17,925.8       159,052
Non-Qualified V (0.75)                     9.678       8.903              (8.01%) (5)           23,760.3       211,549
Non-Qualified VII                         10.043       8.863             (11.75%) (4)           40,811.5       361,711
Non-Qualified VIII                        10.033       8.872             (11.57%) (4)           13,789.3       122,343
Non-Qualified XIII                         8.690       8.903               2.45%  (10)          10,325.4        91,925
Non-Qualified XIV                          8.833       8.891               0.66%  (10)           2,081.8        18,509
Non-Qualified XV                           8.648       8.885               2.74%  (10)              19.2           170
Annuity contracts in payment period                                                                             16,278
--------------------------------------------------------------------------------------------------------------------------------
Aetna Small Company VP:
Non-Qualified V                           13.654      13.633              (0.15%)               91,991.6     1,254,115
Non-Qualified V (0.75)                    13.704      13.751               0.34%                90,091.7     1,238,889
Non-Qualified VII                         13.638      13.595              (0.32%)              873,315.8    11,872,953
Non-Qualified VIII                        15.596      13.631             (12.60%) (4)          272,561.7     3,715,319
Non-Qualified IX                          13.320      13.574               1.91%  (1)              797.4        10,824
Non-Qualified XIII                         8.799       9.357               6.34%  (10)          13,537.9       126,679
Non-Qualified XIV                          7.219       9.345              29.45%  (9)            7,786.6        72,764
Non-Qualified XV                           8.739       9.338               6.85%  (11)             396.1         3,699
Annuity contracts in payment period                                                                            197,498
--------------------------------------------------------------------------------------------------------------------------------
Aetna Value Opportunity VP:
Non-Qualified V                           13.261      16.030              20.88%                60,870.3       975,730
Non-Qualified V (0.75)                    12.632      16.169              28.00%  (1)           91,721.6     1,483,031
Non-Qualified VII                         13.246      15.985              20.68%               841,077.5    13,444,950
Non-Qualified VIII                        15.274      16.028               4.94%  (4)          173,741.4     2,784,641
Non-Qualified IX                          14.467      15.960              10.32%  (3)               53.9           860
--------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Funds:
Capital Appreciation Fund:
Non-Qualified XIII                         7.522      10.245               36.20% (9)           10,912.8       111,802
Non-Qualified XIV                          7.914      10.231               29.28% (9)           17,420.4       178,233
Non-Qualified XV                           9.078      10.224               12.62% (10)             856.5         8,757
--------------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund:
Non-Qualified XIII                         7.948      10.663               34.16% (9)            3,665.9        39,090
Non-Qualified XIV                          8.179      10.649               30.20% (9)            9,967.9       106,146
Non-Qualified XV                           8.830      10.641               20.51% (9)            7,172.1        76,322
--------------------------------------------------------------------------------------------------------------------------------
Growth Fund:
Non-Qualified XIII                         7.856      10.779               37.21% (9)           11,162.9       120,321
Non-Qualified XIV                          8.120      10.764               32.56% (9)           14,904.3       160,430
Non-Qualified XV                           9.702      10.757               10.87% (11)           1,497.6        16,109
--------------------------------------------------------------------------------------------------------------------------------
Value Fund:
Non-Qualified XIII                         7.820      10.616               35.75% (9)           27,667.7       293,713
Non-Qualified XIV                          8.093      10.601               30.99% (9)           29,485.9       312,592
Non-Qualified XV                           9.664      10.594                9.62% (11)           9,218.7        97,665
--------------------------------------------------------------------------------------------------------------------------------

Variable Annuity Account B

--------------------------------------------------------------------------------------------------------------------------------
                                               Value
                                              Per Unit              Increase (Decrease)          Units
                                              --------                  in Value of           Outstanding       Reserves
                                       Beginning     End of            Accumulation              at End          at End
                                        of Year       Year                 Unit                 of Year         of Year
--------------------------------------------------------------------------------------------------------------------------------
Alger American Funds:
Balanced Portfolio:
Non-Qualified VII                        $16.153     $20.946               29.67%                295,306.5   $   6,185,618
--------------------------------------------------------------------------------------------------------------------------------
Income & Growth Portfolio:
Non-Qualified VII                         16.902      22.064               30.54%                700,861.1      15,463,737
--------------------------------------------------------------------------------------------------------------------------------
Leveraged AllCap Portfolio:
Non-Qualified VII                         15.988      24.881               55.62%                682,007.2      16,968,827
Non-Qualified VIII                        13.551      18.206               34.35%  (4)               168.5           3,068
--------------------------------------------------------------------------------------------------------------------------------
American Century Investments:
Balanced Fund:
Non-Qualified VII                         15.312      17.479               14.15%                270,740.7       4,732,298
--------------------------------------------------------------------------------------------------------------------------------
International Fund:
Non-Qualified VII                         13.782      16.139               17.10%                358,674.4       5,788,553
Non-Qualified VIII                        15.241      14.599               (4.21%) (4)               183.2           2,674
--------------------------------------------------------------------------------------------------------------------------------
Calvert Social Balanced Portfolio:
Non-Qualified V                           17.779      20.415               14.83%                  8,742.2         178,470
Non-Qualified V (0.75)                    17.944      20.708               15.40%                 35,543.7         736,032
Non-Qualified VII                          9.976      11.437               14.65%                 34,437.7         393,873
Non-Qualified VIII                        10.882      11.456                5.27%  (4)            56,713.4         649,707
--------------------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund:
Equity-Income Portfolio:
Non-Qualified V                           15.784      17.400               10.24%                298,921.1       5,201,225
Non-Qualified V (0.75)                    15.930      17.650               10.80%                630,681.6      11,131,403
Non-Qualified VII                         18.963      20.872               10.07%              6,923,691.7     144,511,703
Non-Qualified VIII                        15.151      14.942               (1.38%) (4)           919,970.0      13,746,143
Non-Qualified IX                          15.755      17.325                9.97%                  6,719.9         116,422
Non-Qualified X                           15.784      17.400               10.24%                 13,539.3         235,583
Non-Qualified XIII                         8.459       9.911               17.17%  (9)            48,259.6         478,287
Non-Qualified XIV                          8.314       9.897               19.04%  (9)            59,608.6         589,966
Non-Qualified XV                           9.412       9.891                5.09%  (11)            9,907.3          97,989
--------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio:
Non-Qualified V                           13.904      19.155               37.77%                324,557.7       6,216,774
Non-Qualified V (0.75)                    14.034      19.430               38.45%                595,859.4      11,577,298
Non-Qualified VII                         19.157      26.348               37.54%              4,154,249.8     109,456,984
Non-Qualified VIII                        14.533      17.420               19.87%  (4)           600,814.2      10,466,173
Non-Qualified IX                          13.879      19.072               37.42%                 17,622.0         336,085
Non-Qualified X                           13.904      19.155               37.77%                 24,195.4         463,454
--------------------------------------------------------------------------------------------------------------------------------
High Income Portfolio:
Non-Qualified VII                         13.959      13.168               (5.67%)             3,196,920.6      42,096,053
Non-Qualified VIII                        13.167      11.798              (10.40%) (4)           530,361.7       6,257,364
Non-Qualified XIII                         8.626       8.949                3.74%  (10)           40,909.1         366,076
Non-Qualified XIV                          8.411       8.936                6.24%  (10)           19,660.9         175,698
Non-Qualified XV                           8.987       8.930              (0.63%)  (11)           48,475.9         432,907
Annuity contracts in payment period                                                                                503,361
--------------------------------------------------------------------------------------------------------------------------------
Overseas Portfolio:
Non-Qualified V                           12.381      13.786               11.35%                 54,225.5         747,571
Non-Qualified V (0.75)                    12.496      13.984               11.91%                141,714.4       1,981,774
Non-Qualified VII                         13.682      15.210               11.17%                929,309.5      14,135,208
Non-Qualified VIII                        13.796      12.879               (6.65%) (4)            77,430.9         997,217
Non-Qualified IX                          12.358      13.727               11.08%                  1,826.6          25,073
--------------------------------------------------------------------------------------------------------------------------------
Fidelity Investments Variable Insurance Products Fund II:
Asset Manager Portfolio:
Non-Qualified VII                         15.679      17.786               13.44%              1,019,122.4      18,126,177
Non-Qualified VIII                        13.995      14.783                5.63%  (4)           154,808.5       2,288,561
--------------------------------------------------------------------------------------------------------------------------------
Contrafund Portfolio:
Non-Qualified V                           15.374      19.735               28.37%                488,102.2       9,632,520
Non-Qualified V (0.75)                    15.517      20.018               29.01%                779,941.7      15,612,818
Non-Qualified VII                         17.066      21.872               28.16%              5,718,965.7     125,086,950


Variable Annuity Account B

--------------------------------------------------------------------------------------------------------------------------------
                                               Value
                                              Per Unit            Increase (Decrease)         Units
                                              --------                 in Value of          Outstanding      Reserves
                                       Beginning     End of           Accumulation            at End         at End
                                        of Year       Year                Unit               of Year         of Year
--------------------------------------------------------------------------------------------------------------------------------
Contrafund Portfolio (continued):
Non-Qualified VIII                       $15.503     $17.492             12.83%  (4)          637,258.2   $ 11,146,870
Non-Qualified IX                          15.346      19.649             28.04%                20,906.9        410,809
Non-Qualified X                           15.374      19.735             28.37%                14,618.4        288,488
Non-Qualified XIII                         8.083      10.535             30.34%  (9)           42,196.2        444,543
Non-Qualified XIV                          8.746      10.521             20.29%  (8)           29,543.1        310,821
Non-Qualified XV                           8.946      10.514             17.53%  (10)           3,861.0         40,594
--------------------------------------------------------------------------------------------------------------------------------
Index 500 Portfolio:
Non-Qualified VII                         17.961      22.727             26.54%             5,533,320.3    125,753,551
Non-Qualified VIII                        17.227      18.925              9.86%  (4)          844,489.5     15,982,287
--------------------------------------------------------------------------------------------------------------------------------
Investment Grade Bond Portfolio:
Non-Qualified VII                         11.597      12.446              7.32%               457,640.6      5,695,641
--------------------------------------------------------------------------------------------------------------------------------
Insurance Management Series:
American Leaders Fund II:
Non-Qualified VII                         20.287      23.528             15.98%             5,705,447.4    134,238,634
Non-Qualified VIII                        16.597      16.869              1.64%  (5)            9,455.9        159,510
Annuity contracts in payment period                                                                             51,858
--------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund II:
Non-Qualified VII                         12.305      14.013             13.88%             2,043,618.6     28,656,460
Annuity contracts in payment period                                                                              7,576
--------------------------------------------------------------------------------------------------------------------------------
Growth Strategies Fund II:
Non-Qualified VII                         15.777      18.269             15.80%             1,502,535.0     27,450,515
--------------------------------------------------------------------------------------------------------------------------------
High Income Bond Fund II:
Non-Qualified VII                         14.724      14.910              1.26%             3,345,668.5     49,883,928
Non-Qualified VIII                        12.832      12.629             (1.58%) (4)              301.1          3,803
--------------------------------------------------------------------------------------------------------------------------------
International Equity Fund II:
Non-Qualified VII                         11.888      14.719             23.81%             1,190,289.9     17,519,674
Non-Qualified VIII                        13.748      13.523             (1.64%) (7)              132.3          1,790
--------------------------------------------------------------------------------------------------------------------------------
Prime Money Fund II:
Non-Qualified VII                         11.119      11.503              3.45%               701,312.8      8,067,320
--------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund II:
Non-Qualified VII                         11.883      12.614              6.15%             1,272,804.3     16,054,824
--------------------------------------------------------------------------------------------------------------------------------
Utility Fund II:
Non-Qualified VII                         16.611      18.663             12.35%             1,625,061.9     30,328,887
Non-Qualified VIII                        13.786      15.472             12.23%  (7)               67.9          1,050
Annuity contracts in payment period                                                                              7,667
--------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series:
Aggressive Growth Portfolio:
Non-Qualified V                           15.410      20.433             32.60%               512,154.4     10,464,741
Non-Qualified V (0.75)                    15.554      20.726             33.25%               459,709.5      9,528,051
Non-Qualified VII                         15.418      20.410             32.38%             1,622,088.6     33,106,814
Non-Qualified VIII                        12.108      14.162             16.96%  (4)          216,957.5      3,072,646
Non-Qualified IX                          15.382      20.345             32.26%                12,305.4        250,348
Non-Qualified X                           15.410      20.433             32.60%                24,372.9        498,007
Non-Qualified XIII                         7.183      11.042             53.72%  (9)           18,317.8        202,268
Non-Qualified XIV                          6.858      11.027             60.79%  (9)           21,356.2        235,501
Non-Qualified XV                           9.497      11.020             16.04%  (11)             943.6         10,398
--------------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio:
Non-Qualified V                           14.990      19.880             32.62%               334,507.8      6,649,987
Non-Qualified V (0.75)                    15.130      20.165             33.28%               241,070.0      4,861,245
Non-Qualified VII                         16.692      22.101             32.40%             2,277,803.6     50,341,553
Non-Qualified VIII                        15.156      17.569             15.92%  (4)          480,187.2      8,436,522
Non-Qualified IX                          14.963      19.794             32.29%                 7,705.0        152,514
Non-Qualified X                           14.990      19.880             32.62%                 6,712.2        133,439
Non-Qualified XIII                         9.175      10.945             19.29%  (9)          114,602.5      1,254,291
Non-Qualified XIV                          8.301      10.930             31.67%  (9)           27,397.4        299,452
Non-Qualified XV                           9.275      10.923             17.77%  (8             9,108.3         99,486
--------------------------------------------------------------------------------------------------------------------------------

Variable Annuity Account B

--------------------------------------------------------------------------------------------------------------------------------
                                                  Value
                                                 Per Unit             Increase (Decrease)         Units
                                                 --------                 in Value of          Outstanding      Reserves
                                          Beginning     End of           Accumulation             at End         at End
                                           of Year       Year                Unit                of Year         of Year
--------------------------------------------------------------------------------------------------------------------------------
Flexible Income Portfolio:
Non-Qualified V                             $14.393     $15.509               7.75%                85,516.5   $  1,326,243
Non-Qualified V (0.75)                       14.527      15.731               8.29%               199,466.7      3,137,882
Non-Qualified VII                            14.320      15.405               7.58%               855,509.7     13,179,344
Non-Qualified VIII                           12.363      12.873               4.13%  (4)          221,988.1      2,857,737
Non-Qualified IX                             14.367      15.442               7.48%                 3,382.6         52,233
Non-Qualified X                              14.630      15.509               6.01%  (2)            5,158.4         80,000
--------------------------------------------------------------------------------------------------------------------------------
Growth Portfolio:
Non-Qualified V                              15.414      20.651              33.98%               217,309.5      4,487,701
Non-Qualified V (0.75)                       15.558      20.948              34.64%               244,106.5      5,113,454
Non-Qualified VII                            18.340      24.532              33.76%             2,097,548.1     51,456,280
Non-Qualified VIII                           15.094      17.461              15.68%  (4)          281,233.5      4,910,658
Non-Qualified IX                             15.386      20.562              33.64%                 4,444.5         91,388
Non-Qualified X                              15.414      20.651              33.98%                 1,027.9         21,226
Non-Qualified XIII                            7.907      10.938              38.33%  (9)          138,459.2      1,514,405
Non-Qualified XIV                             7.596      10.923              43.80%  (9)           35,759.3        390,592
Non-Qualified XV                              9.157      10.915              19.20%  (10)           6,648.3         72,569
Annuity contracts in payment period                                                                              1,585,189
--------------------------------------------------------------------------------------------------------------------------------
Worldwide Growth Portfolio:
Non-Qualified V                              16.745      21.320              27.32%             1,069,704.4     22,805,969
Non-Qualified V (0.75)                       16.901      21.626              27.96%             1,346,456.7     29,118,282
Non-Qualified VII                            18.910      24.039              27.12%             7,196,142.1    172,985,648
Non-Qualified VIII                           16.509      17.358               5.14%  (4)          941,812.3     16,347,812
Non-Qualified IX                             16.714      21.228              27.01%                28,229.7        599,257
Non-Qualified X                              16.745      21.320              27.32%                45,970.7        980,091
Non-Qualified XIII                            7.245       9.576              32.17%  (9)           63,712.4        610,124
Non-Qualified XIV                             8.027       9.563              19.14%  (8)           39,601.7        378,723
Non-Qualified XV                              8.519       9.557              12.18%  (10)           7,974.3         76,209
Annuity contracts in payment period                                                                              3,724,747
--------------------------------------------------------------------------------------------------------------------------------
Lexington Emerging Markets Fund:
Non-Qualified VII                             8.572       6.068             (29.21%)              247,857.1      1,509,423
--------------------------------------------------------------------------------------------------------------------------------
Lexington Natural Resources Trust Fund:
Non-Qualified V                              13.896      11.030             (20.62%)               89,735.0        989,787
Non-Qualified V (0.75)                       14.025      11.189             (20.22%)               92,175.0      1,031,313
Non-Qualified VII                            13.794      10.932             (20.75%)              174,370.9      1,906,192
Non-Qualified IX                             13.870      10.982             (20.82%)                  752.5          8,264
Non-Qualified X                              13.896      11.030             (20.62%)                1,753.1         19,337
--------------------------------------------------------------------------------------------------------------------------------
MFS Funds:
Total Return Series:
Non-Qualified VII                            13.030      14.432              10.76%             2,203,926.5     31,807,542
Non-Qualified VIII                           14.096      14.491               2.80%  (4)          400,395.8      5,802,076
Non-Qualified XIII                            9.712      10.171               4.73%  (10)          11,625.0        118,235
Non-Qualified XIV                             9.772      10.157               3.94%  (10)          12,838.2        130,398
Non-Qualified XV                              9.737      10.150               4.24%  (10)          27,534.1        279,477
--------------------------------------------------------------------------------------------------------------------------------
Worldwide Government Series:
Non-Qualified VII                            10.207      10.860               6.40%               156,298.4      1,697,332
Non-Qualified VIII                           10.312      10.904               5.74%  (4)           29,054.9        316,806
--------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Funds:
Aggressive Growth Fund:
Non-Qualified VII                            12.204      13.520              10.78%               659,693.3      8,919,034
Non-Qualified VIII                           14.076      13.556              (3.69%) (4)          211,732.4      2,870,164
Non-Qualified XIII                            7.289       9.362              28.44%  (9)              730.2          6,837
Non-Qualified XIV                             6.300       9.350              48.41%  (9)           12,608.6        117,886
Non-Qualified XV                              8.309       9.343              12.44%  (11)             406.9          3,802
--------------------------------------------------------------------------------------------------------------------------------
Global Securities Fund:
Non-Qualified V                              10.027      10.018              (0.09%) (4)            3,998.3         40,057
Non-Qualified V (0.75)                       10.004      10.053               0.49%  (6)            9,360.1         94,099
Non-Qualified VII                            11.539      12.982              12.51%               465,279.3      6,040,369
Non-Qualified VIII                           13.007      13.016               0.07%  (4)          113,574.5      1,478,339
Non-Qualified IX                              9.378      10.001               6.64%  (11)              23.7            237
--------------------------------------------------------------------------------------------------------------------------------

Variable Annuity Account B

--------------------------------------------------------------------------------------------------------------------------------
                                                   Value
                                                  Per Unit             Increase (Decrease)           Units
                                                  --------                 in Value of            Outstanding      Reserves
                                             Beginning     End of         Accumulation              at End          at End
                                              of Year       Year              Unit                  of Year         of Year
--------------------------------------------------------------------------------------------------------------------------------
Growth & Income Fund:
Non-Qualified VII                         $  12.785   $  13.199                3.24%               2,014,343.2   $26,587,287
Non-Qualified VIII                           14.890      13.234              (11.12%) (4)            602,061.1     7,967,561
Non-Qualified XIII                            6.913       9.080               31.35%  (9)             27,241.3       247,342
Non-Qualified XIV                             6.647       9.067               36.41%  (9)             41,656.3       377,715
Non-Qualified XV                              8.449       9.061                7.24%  (10)             1,468.2        13,304
--------------------------------------------------------------------------------------------------------------------------------
Strategic Bond Fund:
Non-Qualified V                               9.952       9.895               (0.57%) (4)              3,006.1        29,745
Non-Qualified V (0.75)                       10.098       9.929               (1.67%) (6)                625.2         6,208
Non-Qualified VII                            10.764      10.921                1.46%                 890,900.1     9,729,448
Non-Qualified VIII                           11.084      10.950               (1.21%) (4)            254,861.2     2,790,663
Non-Qualified IX                              9.889       9.878               (0.11%) (11)                67.2           664
Non-Qualified XIII                            9.550       9.823                2.86%  (10)            21,480.1       211,003
Non-Qualified XIV                             9.566       9.810                2.55%  (9)             13,169.1       129,188
Non-Qualified XV                              9.768       9.803                0.36%  (11)                10.2           100
Annuity contracts in payment period                                                                                  201,581
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Partners, Inc. (PPI):
PPI MFS Emerging Equities Portfolio:
Non-Qualified V                              15.219      19.489               28.06%                 695,812.6    13,560,945
Non-Qualified V (0.75)                       15.361      19.769               28.70%                 562,096.7    11,112,279
Non-Qualified VII                            14.707      18.803               27.85%               5,270,772.3    99,108,417
Non-Qualified VIII                           12.011      12.761                6.24%  (4)            509,943.9     6,507,181
Non-Qualified IX                             15.192      19.405               27.73%                  13,060.2       253,436
Non-Qualified X                              15.219      19.489               28.06%                  11,330.3       220,821
Non-Qualified XIII                            7.999      10.371               29.65%  (9)             11,390.8       118,131
Non-Qualified XIV                             6.702      10.357               54.54%  (9)             13,509.1       139,910
Non-Qualified XV                              8.599      10.350               20.36%  (10)            12,479.0       129,154
Annuity contracts in payment period                                                                                  922,555
--------------------------------------------------------------------------------------------------------------------------------
PPI MFS Research Growth Portfolio:
Non-Qualified V                              12.744      15.481               21.48%                 605,270.9     9,370,125
Non-Qualified V (0.75)                       12.863      15.703               22.08%                 428,785.0     6,733,360
Non-Qualified VI                             10.761      13.080               21.55%                   8,187.8       107,093
Non-Qualified VII                            12.641      15.331               21.28%               4,136,850.6    63,421,168
Non-Qualified VIII                           10.102      10.532                4.26%  (4)            554,094.8     5,835,838
Non-Qualified IX                             12.721      15.414               21.17%                  21,363.0       329,290
Non-Qualified X                              12.744      15.481               21.48%                 148,963.1     2,306,080
Non-Qualified XI                             11.698      13.080               11.81%  (10)             2,353.6        30,784
Non-Qualified XIII                            8.805      10.113               14.86%  (10)             4,603.7        46,556
Non-Qualified XIV                             9.089      10.099               11.11%  (10)            36,362.5       367,223
Non-Qualified XV                              8.886      10.092               13.57%  (10)             6,259.4        63,170
--------------------------------------------------------------------------------------------------------------------------------
PPI MFS Value Equity Portfolio:
Non-Qualified V                              21.343      26.713               25.16%                 303,746.3     8,114,121
Non-Qualified V (0.75)                       21.541      27.097               25.79%                 167,064.5     4,526,964
Non-Qualified VII                            10.152      12.686               24.96%                 881,252.1    11,179,905
Non-Qualified VIII                           12.147      12.708                4.62%  (4)            214,289.8     2,723,123
Non-Qualified IX                             21.304      26.598               24.85%                   1,925.9        51,224
Non-Qualified X                              21.343      26.713               25.16%                   9,947.4       265,731
Non-Qualified XIII                            9.507      10.193                7.22%  (10)            10,086.1       102,811
Non-Qualified XIV                             9.302      10.180                9.44%  (10)             9,561.3        97,330
Non-Qualified XV                              9.421      10.173                7.98%  (11)               161.2         1,640
Annuity contracts in payment period                                                                                  903,680
--------------------------------------------------------------------------------------------------------------------------------
PPI Scudder International Growth Portfolio:
Non-Qualified V                              17.903      21.057               17.62%                 360,392.4     7,588,700
Non-Qualified V (0.75)                       18.070      21.359               18.20%                 257,953.3     5,509,651
Non-Qualified VII                             9.912      11.640               17.43%                 199,291.3     2,319,696
Non-Qualified VIII                           11.775      11.659               (0.99%) (4)            107,008.6     1,247,585
Non-Qualified IX                             17.870      20.966               17.33%                   5,411.2       113,451
Non-Qualified X                              17.903      21.057               17.62%                   5,244.9       110,442
Non-Qualified XIII                            8.553       9.248                8.13%  (10)            46,182.0       427,101
Non-Qualified XIV                             8.395       9.236               10.02%  (9)             25,859.7       238,833

Variable Annuity Account B

--------------------------------------------------------------------------------------------------------------------------------
                                                     Value
                                                   Per Unit          Increase (Decrease)       Units
                                                   --------              in Value of        Outstanding      Reserves
                                             Beginning     End of        Accumulation          at End         at End
                                              of Year       Year             Unit             of Year         of Year
---------------------------------------------------------------------------------------------------------------------------------
PPI Scudder International Growth Portfolio (continued):
Non-Qualified XV                             $  8.841    $  9.229           4.39%  (10)          2,367.5   $     21,851
Annuity contracts in payment period                                                                              18,946
---------------------------------------------------------------------------------------------------------------------------------
PPI T. Rowe Price Growth Equity Portfolio:
Non-Qualified V                                14.400      18.146          26.01%              287,914.4      5,224,616
Non-Qualified V (0.75)                         14.534      18.407          26.65%              335,509.9      6,175,728
Non-Qualified VII                              18.343      23.078          25.81%            4,440,082.5    102,469,170
Non-Qualified VIII                             15.327      16.682           8.84%  (4)         272,321.4      4,542,742
Non-Qualified IX                               14.374      18.068          25.70%               16,259.0        293,769
Non-Qualified X                                14.400      18.146          26.01%                4,729.8         85,829
Annuity contracts in payment period                                                                              56,523
---------------------------------------------------------------------------------------------------------------------------------

Non-Qualified 1964        Individual contracts issued from December 1, 1964 to March 14, 1967.

Non-Qualified V           Group Aetna Plus contracts issued in connection with Deferred
                          Compensation Plans issued since August 28, 1992.

Non-Qualified VI          Certain existing contracts that were converted to ACES, an administrative system (previously valued under Non-Qualified I).

Non-Qualified VII         Certain individual and group contracts issued as non-qualified deferred annuity contracts or Individual Retirement Annuity contracts issued since
                          May 4, 1994.

Non-Qualified VIII        Certain individual Retirement Annuity contracts issued since May 1, 1998.

Non-Qualified IX          Group Aetna Plus contracts issued in connection with Deferred
                          Compensation Plans having contract modifications effective April 7, 1997.

Non-Qualified X           Group Aetna Plus contracts issued in connection with Deferred
                          Compensation Plans having contract modifications effective May 29, 1997.

Non-Qualified XI          Certain contracts previously valued under Non-Qualified VI having contract modifications effective May 29, 1997.

Non-Qualified XIII        Certain individual Retirement Annuity contracts issued since October 1, 1998.

Non-Qualified XIV         Certain individual Retirement Annuity contracts issued since September 1, 1998.

Non-Qualified XV          Certain individual Retirement Annuity contracts issued since September 1, 1998.

Notes to Condensed Financial Information:

 (1) - Reflects less than a full year of performance activity. Funds were first received in this option during January 1998.

 (2) - Reflects less than a full year of performance activity. Funds were first received in this option during February 1998.

 (3) - Reflects less than a full year of performance activity. Funds were first received in this option during March 1998.

 (4) - Reflects less than a full year of performance activity. Funds were first received in this option during May 1998.

 (5) - Reflects less than a full year of performance activity. Funds were first received in this option during June 1998.

 (6) - Reflects less than a full year of performance activity. Funds were first received in this option during July 1998.

 (7) - Reflects less than a full year of performance activity. Funds were first received in this option during August 1998.

 (8) - Reflects less than a full year of performance activity. Funds were first received in this option during September 1998.

 (9) - Reflects less than a full year of performance activity. Funds were first received in this option during October 1998.

(10) - Reflects less than a full year of performance activity. Funds were first received in this option during November 1998.

(11) - Reflects less than a full year of performance activity. Funds were first received in this option during December 1998.

See Notes to Financial Statements

Variable Annuity Account B

Notes to Financial Statements - December 31, 1998

1. Summary of Significant Accounting Policies

   Variable Annuity Account B (the "Account") is a separate account established by Aetna Life Insurance and Annuity Company (the "Company") registered under the Investment Company Act of 1940 as a unit investment trust. The Account is sold exclusively for use with variable annuity contracts that may be entitled to tax-deferred treatment under specific sections of the Internal Revenue Code of 1986, as amended.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Account.

   a. Valuation of Investments

   Investments in the following Funds are stated at the closing net asset value per share as determined by each Fund on December 31, 1998:

      Aetna Ascent VP                                          Fidelity Investments Variable Insurance
      Aetna Balanced VP                                        Products Fund II:
      Aetna Bond VP                                            o Asset Manager Portfolio
      Aetna Crossroads VP                                      o Contrafund Portfolio
      Aetna GET Fund, Series B                                 o Index 500 Portfolio
      Aetna GET Fund, Series C                                 o Investment Grade Bond Portfolio
      Aetna GET Fund, Series D                                 Insurance Management Series:
      Aetna Growth and Income VP                               o American Leaders Fund II
      Aetna Growth VP                                          o Equity Income Fund II
      Aetna High Yield VP                                      o Growth Strategies Fund II
      Aetna Index Plus Large Cap VP                            o High Income Bond Fund II
      Aetna Index Plus Mid Cap VP                              o International Equity Fund II
      Aetna Index Plus Small Cap VP                            o Prime Money Fund II
      Aetna International VP                                   o U.S. Government Securities Fund II
      Aetna Legacy VP                                          o Utility Fund II
      Aetna Money Market VP                                    Janus Aspen Series:
      Aetna Real Estate Securities VP                          o Aggressive Growth Portfolio
      Aetna Small Company VP                                   o Balanced Portfolio
      Aetna Value Opportunity VP                               o Flexible Income Portfolio
      AIM V.I. Funds:                                          o Growth Portfolio
      o Capital Appreciation Fund                              o Worldwide Growth Portfolio
      o Growth and Income Fund                                 Lexington Emerging Markets Fund
      o Growth Fund                                            Lexington Natural Resources Trust Fund
      o Value Fund                                             MFS Funds:
      Alger American Funds:                                    o Total Return Series
      o Balanced Portfolio                                     o Worldwide Government Series
      o Income & Growth Portfolio                              Oppenheimer Funds:
      o Leveraged AllCap Portfolio                             o Aggressive Growth Fund
      American Century Investments:                            o Global Securities Fund
      o Balanced Fund                                          o Growth & Income Fund
      o International Fund                                     o Strategic Bond Fund
      Calvert Social Balanced Portfolio                        Portfolio Partners, Inc. (PPI):
      Fidelity Investments Variable Insurance                  o PPI MFS Emerging Equities Portfolio
      Products Fund:                                           o PPI MFS Research Growth Portfolio
      o Equity-Income Portfolio                                o PPI MFS Value Equity Portfolio
      o Growth Portfolio                                       o PPI Scudder International Growth Portfolio
      o High Income Portfolio                                  o PPI T. Rowe Price Growth Equity Portfolio
      o Overseas Portfolio

Variable Annuity Account B

   b. Other

   Investment transactions are accounted for on a trade date basis and dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by specific identification.

   c. Federal Income Taxes

   The operations of the Account form a part of, and are taxed with, the total operations of the Company which is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

   d. Annuity Reserves

   Annuity reserves held in the Separate Accounts are computed for currently payable contracts according to the Progressive Annuity, a49, 1971 Individual Annuity Mortality, 1971 Group Annuity Mortality, 83a, and 1983 Group Annuity Mortality tables using various assumed interest rates not to exceed seven percent. Mortality experience is monitored by the Company. Charges to annuity reserves for mortality experience are reimbursed to the Company if the reserves required are less than originally estimated. If additional reserves are required, the Company reimburses the Account.


2. Valuation Period Deductions

   Deductions by the Account for mortality and expense risk charges are made in accordance with the terms of the contracts and are paid to the Company.


3. Dividend Income

   On an annual basis, the Funds distribute substantially all of their taxable income and realized capital gains to their shareholders. Distributions to the Account are automatically reinvested in shares of the Funds. The Account's proportionate share of each Fund's undistributed net investment income (distributions in excess of net investment income) and accumulated net realized gain (loss) on investments is included in net unrealized gain (loss) in the Statements of Operations and Changes in Net Assets.


4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments other than short-term investments for the years ended December 31, 1998 and December 31, 1997 aggregated $2,351,952,353 and $1,555,519,398; $1,874,026,188 and
   $1,004,789,371, respectively.

Variable Annuity Account B

5. Supplemental Information to Statements of Operations and Changes in Net
   Assets

------------------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1998
                                                                Valuation         Proceeds          Cost of            Net
                                                                 Period             from          Investments       Realized
                                              Dividends        Deductions           Sales            Sold          Gain (Loss)
------------------------------------------------------------------------------------------------------------------------------------
   Aetna Ascent VP: (1)                       $1,192,999         ($314,522)       $6,202,187       $5,330,213         $871,974
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Aetna Balanced VP: (2)                     31,081,246        (2,098,681)       22,863,897       18,450,097        4,413,800
   Annuity contracts in accumulation
   Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------------------
   Aetna Bond VP: (3)                          5,276,463          (891,202)       45,551,245       43,538,269        2,012,976
   Annuity contracts in accumulation
   Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------------------
   Aetna Crossroads VP: (4)                    1,150,096          (357,408)        3,956,923        3,518,415          438,508
   Annuity contracts in accumulation
   Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------------------
   Aetna Get Fund, Series B:                   5,018,284          (317,102)        5,046,075        3,579,372        1,466,703
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Aetna Get Fund, Series C:                   1,099,683          (125,657)        4,593,631        3,264,351        1,329,280
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Aetna Get Fund, Series D:                     375,948           (91,506)            9,290            9,230               60
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Aetna Growth and Income VP: (5)           194,648,930       (11,627,716)      149,305,243      120,221,169       29,084,074
   Annuity contracts in accumulation
   Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------------------
   Aetna Growth VP: (6)                           57,222          (185,058)       12,683,460       13,031,327         (347,867)
   Annuity contracts in accumulation
   Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------------------
   Aetna High Yield VP: (7)                       22,406              (865)           33,710           33,668               42
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Aetna Index Plus Large Cap VP: (8)          3,829,668          (635,743)       17,517,599       14,396,635        3,120,964
   Annuity contracts in accumulation
   Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------------------
   Aetna Index Plus Mid Cap VP: (9)               18,437            (1,287)           73,979           81,147           (7,168)
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Aetna Index Plus Small Cap VP: (10)            38,562            (2,372)          124,787          157,822          (33,035)
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Aetna International VP: (11)                   78,439            (5,821)        5,370,639        5,420,699          (50,060)
   Annuity contracts in accumulation
   Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------------------
   Aetna Legacy VP: (12)                       1,516,017          (403,303)        5,625,929        5,116,001          509,928
   Annuity contracts in accumulation
   Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------------------
   Aetna Money Market VP: (13)                 6,326,910        (1,717,493)      386,526,442      385,568,048          958,394
   Annuity contracts in accumulation
   Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------------------
   Aetna Real Estate Securities VP: (14)          49,524            (4,403)          197,598          223,098          (25,500)
   Annuity contracts in accumulation
   Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------------------
   Aetna Small Company VP: (15)                  162,321          (180,527)       17,373,472       19,128,504       (1,755,032)
   Annuity contracts in accumulation
   Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------------------
   Aetna Value Opportunity VP: (16)              205,253          (172,485)        6,514,348        6,609,710          (95,362)
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          Net Unrealized                                        Net
            Gain (Loss)                     Net          Increase (Decrease)               Net Assets
            -----------                  Change in          In Net Assets                  ----------
   Beginning             End            Unrealized            from Unit           Beginning           End
    of Year            of Year          Gain (Loss)         Transactions           of Year          of Year
------------------------------------------------------------------------------------------------------------------------------------

    $1,034,430         ($204,552)       ($1,238,982)          $3,942,985
                                                                                $ 20,443,736     $ 24,898,190
------------------------------------------------------------------------------------------------------------------------------------
    21,131,758        13,657,518         (7,474,240)           6,148,805
                                                                                 150,761,384      176,154,146
                                                                                  12,080,737       18,758,905
------------------------------------------------------------------------------------------------------------------------------------
       781,718          (271,440)        (1,053,158)          12,050,394
                                                                                  69,236,488       85,100,187
                                                                                   3,681,984        5,213,758
------------------------------------------------------------------------------------------------------------------------------------
       704,161           455,992           (248,169)           8,303,550
                                                                                  20,250,904       28,289,880
                                                                                      69,721        1,317,322
------------------------------------------------------------------------------------------------------------------------------------
     6,194,743         3,285,620         (2,909,123)          (4,718,918)
                                                                                  20,859,924       19,399,768
------------------------------------------------------------------------------------------------------------------------------------
     2,144,550         2,432,614            288,064           (4,244,458)
                                                                                  10,929,107        9,276,019
------------------------------------------------------------------------------------------------------------------------------------
            0           (64,824)            (64,824)          89,687,448
                                                                                           0       89,907,126
------------------------------------------------------------------------------------------------------------------------------------
    67,675,837       (14,386,593)       (82,062,430)         (42,142,027)
                                                                                 892,006,381      955,586,320
                                                                                 130,876,769      155,197,661
------------------------------------------------------------------------------------------------------------------------------------
      (945,071)        4,054,739          4,999,810           21,924,027
                                                                                   3,210,344       28,467,187
                                                                                       8,566        1,199,857
------------------------------------------------------------------------------------------------------------------------------------
             0           (38,627)           (38,627)             247,430
                                                                                           0          230,386
------------------------------------------------------------------------------------------------------------------------------------
     1,342,384         9,544,413          8,202,029           44,321,436
                                                                                  28,074,705       85,248,495
                                                                                     165,083        1,829,647
------------------------------------------------------------------------------------------------------------------------------------
             0            25,068             25,068              340,695
                                                                                           0          375,745
------------------------------------------------------------------------------------------------------------------------------------
             0             8,264              8,264              958,381
                                                                                           0          969,800
------------------------------------------------------------------------------------------------------------------------------------
             0            (4,447)            (4,447)           1,512,822
                                                                                           0        1,528,847
                                                                                           0            2,086
------------------------------------------------------------------------------------------------------------------------------------
       556,022           230,393           (325,629)          13,863,127
                                                                                  18,710,015       32,331,905
                                                                                   1,284,593        2,822,843
------------------------------------------------------------------------------------------------------------------------------------
     1,429,868         1,434,703              4,835           19,490,597
                                                                                 124,939,137      149,772,871
                                                                                           0          229,509
------------------------------------------------------------------------------------------------------------------------------------
             0           (78,505)           (78,505)           1,040,421
                                                                                           0          965,259
                                                                                           0           16,278
------------------------------------------------------------------------------------------------------------------------------------
      (299,676)        1,188,423          1,488,099           12,670,750
                                                                                   6,059,783       18,295,242
                                                                                      47,346          197,498
------------------------------------------------------------------------------------------------------------------------------------
      (545,082)        1,733,031          2,278,113           12,561,099
                                                                                   3,912,594       18,689,212
------------------------------------------------------------------------------------------------------------------------------------

Variable Annuity Account B

5. Supplemental Information of Statements of Operations and Changes in Net Assets (continued):

------------------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1998
                                                                            Valuation       Proceeds        Cost of          Net
                                                                              Period          from        Investments     Realized
                                                               Dividends    Deductions        Sales          Sold        Gain (Loss)
------------------------------------------------------------------------------------------------------------------------------------
   AIM V.I. Funds:
   Capital Appreciation Fund:                                      $4,806         ($202)       $14,985        $12,643        $2,342
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   Growth and Income Fund:                                          2,713          (267)        23,669         19,935         3,734
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   Growth Fund:                                                     9,742          (211)        23,394         19,680         3,714
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   Value Fund:                                                     25,024          (535)        56,171         51,027         5,144
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   Alger American Funds:
   Balanced Portfolio:                                            486,973       (82,216)     1,110,574        897,864       212,710
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   Income & Growth Portfolio:                                   1,467,662      (206,029)     3,272,978      2,151,013     1,121,965
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   Leveraged AllCap Portfolio:                                    631,832      (203,365)     4,222,156      3,043,959     1,178,197
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   American Century Investments:
   Balanced Fund:                                                 593,854       (65,789)       611,313        550,274        61,039
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   International Fund:                                            390,912       (86,065)     1,137,750        894,619       243,131
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   Calvert Social Balanced Portfolio:                             142,097       (14,682)       869,863        750,607       119,256
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   Fidelity Investments Variable Insurance Products Fund:
   Equity-Income Portfolio:                                     8,906,937    (2,144,267)    25,370,915     20,727,569     4,643,346
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   Growth Portfolio:                                           11,278,163    (1,400,091)    22,592,809     17,208,859     5,383,950
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   High Income Portfolio:                                       4,692,207      (673,883)    14,109,054     14,587,749      (478,695)
   Annuity contracts in accumulation
   Annuity contracts in payment period
-----------------------------------------------------------------------------------------------------------------------------------
   Overseas Portfolio:                                          1,031,834      (210,954)    48,431,460     47,643,577       787,883
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   Fidelity Investments Variable Insurance Products Fund II:
   Asset Manager Portfolio:                                     1,595,388      (233,627)     3,024,858      2,760,267       264,591
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   Contrafund Portfolio:                                        6,614,609    (1,728,721)    42,738,053     30,874,729    11,863,324
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   Index 500 Portfolio:                                         3,204,277    (1,496,826)    30,685,587     22,118,189     8,567,398
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   Investment Grade Bond Portfolio:                               342,576       (87,927)     1,725,694      1,635,019        90,675
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
         Net Unrealized                                     Net
          Gain (Loss)                   Net          Increase (Decrease)               Net Assets
          -----------                Change in          in Net Assets                  ----------
  Beginning           End            Unrealized           from Unit           Beginning           End
   of Year          of Year         Gain (Loss)         Transactions           of Year          of Year
------------------------------------------------------------------------------------------------------------------------------------

          $0          $19,720           $19,720             $272,126
                                                                                      $0         $298,792
------------------------------------------------------------------------------------------------------------------------------------
           0           17,765            17,765              197,613
                                                                                       0          221,558
------------------------------------------------------------------------------------------------------------------------------------
           0           12,342            12,342              271,273
                                                                                       0          296,860
------------------------------------------------------------------------------------------------------------------------------------
           0           22,553            22,553              651,784
                                                                                       0          703,970
------------------------------------------------------------------------------------------------------------------------------------

     691,602        1,582,996           891,394             (979,394)
                                                                               5,656,151        6,185,618
------------------------------------------------------------------------------------------------------------------------------------
   2,709,055        4,215,812         1,506,757           (2,575,078)
                                                                              14,148,460       15,463,737
------------------------------------------------------------------------------------------------------------------------------------
   1,540,243        6,533,437         4,993,194           (3,907,972)
                                                                              14,280,009       16,971,895
------------------------------------------------------------------------------------------------------------------------------------

     462,379          487,853            25,474             (525,510)
                                                                               4,643,230        4,732,298
------------------------------------------------------------------------------------------------------------------------------------
     361,821          743,148           381,327             (991,033)
                                                                               5,852,955        5,791,227
------------------------------------------------------------------------------------------------------------------------------------
      59,286           14,930           (44,356)             784,430
                                                                                 971,337        1,958,082
------------------------------------------------------------------------------------------------------------------------------------

  19,807,673       22,859,546         3,051,873           22,941,092
                                                                             138,709,740      176,108,721
------------------------------------------------------------------------------------------------------------------------------------
  14,584,513       33,940,400        19,355,887           23,497,310
                                                                              80,401,549      138,516,768
------------------------------------------------------------------------------------------------------------------------------------
   2,722,687       (4,425,686)       (7,148,373)          18,153,824
                                                                              35,217,837       49,328,098
                                                                                  68,542          503,361
------------------------------------------------------------------------------------------------------------------------------------
     460,930          669,980           209,050            3,064,387
                                                                              13,004,643       17,886,843
------------------------------------------------------------------------------------------------------------------------------------

   1,137,702        1,633,427           495,725            6,549,586
                                                                              11,743,075       20,414,738
------------------------------------------------------------------------------------------------------------------------------------
  18,201,832       35,201,475        16,999,643           21,398,116
                                                                             107,827,442      162,974,413
------------------------------------------------------------------------------------------------------------------------------------
  10,882,841       25,538,020        14,655,179           39,819,038
                                                                              76,986,772      141,735,838
------------------------------------------------------------------------------------------------------------------------------------
     387,160          478,048            90,888           (1,318,753)
                                                                               6,578,182        5,695,641
------------------------------------------------------------------------------------------------------------------------------------

Variable Annuity Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):

------------------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1998
                                                               Valuation       Proceeds       Cost of          Net
                                                                Period           from       Investments     Realized
                                               Dividends      Deductions         Sales          Sold       Gain (Loss)
------------------------------------------------------------------------------------------------------------------------------------

   Insurance Management Series:
   American Leaders Fund II:                  $7,998,351      ($1,792,801)    $11,978,535    $7,178,957    $4,799,578
   Annuity contracts in accumulation
   Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------------------
   Equity Income Fund II:                        129,452         (351,981)      2,362,630     1,928,603       434,027
   Annuity contracts in accumulation
   Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------------------
   Growth Strategies Fund II:                  1,440,579         (346,704)      2,791,762     2,071,376       720,386
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   High Income Bond Fund II:                   1,568,969         (734,892)      9,316,278     8,463,432       852,846
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   International Equity Fund II:                  19,289         (235,997)      1,956,908     1,482,907       474,001
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Prime Money Fund II:                          373,803         (110,555)      7,641,997     7,641,997             0
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   U.S. Government Securities Fund II:           228,386         (196,668)      3,851,945     3,576,274       275,671
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Utility Fund II:                            1,743,305         (392,083)      2,677,845     1,942,231       735,614
   Annuity contracts in accumulation
   Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------------------
   Janus Aspen Series:
   Aggressive Growth Portfolio:                        0         (548,576)    107,425,514    96,362,874    11,062,640
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Balanced Portfolio:                         2,261,301         (641,284)      6,017,873     4,527,218     1,490,655
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Flexible Income Portfolio:                  1,033,461         (191,305)      3,727,543     3,410,925       316,618
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Growth Portfolio:                           3,293,173         (683,049)     26,018,237    18,985,226     7,033,011
   Annuity contracts in accumulation
   Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------------------
   Worldwide Growth Portfolio:                 8,111,689       (2,748,458)     78,479,604    56,933,615    21,545,989
   Annuity contracts in accumulation
   Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------------------
   Lexington Emerging Markets Fund:              161,811          (28,458)        724,351     1,074,950      (350,599)
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Lexington Natural Resources Trust Fund:       340,539          (62,444)      2,112,416     2,109,389         3,027
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   MFS Funds:
   Total Return Series:                          778,001         (405,501)      3,009,737     2,396,400       613,337
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Worldwide Government Series:                   17,379          (22,917)        739,420       740,555        (1,135)
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Oppenheimer Funds:
   Aggressive Growth Fund:                       152,035         (112,671)     86,439,393    86,664,887      (225,494)
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Global Securities Fund:                       387,530          (69,872)     10,919,054    11,293,037      (373,983)
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Growth & Income Fund:                       1,054,695         (356,726)      4,266,733     4,140,441       126,292
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
         Net Unrealized                                      Net
           Gain (Loss)                   Net          Increase (Decrease)             Net Assets
           -----------                Change in          in Net Assets                ----------
   Beginning            End           Unrealized           from Unit           Beginning           End
    of Year           of Year        Gain (Loss)         Transactions           of Year          of Year
------------------------------------------------------------------------------------------------------------------------------------

  $30,111,589       $37,231,660       $7,120,071            ($524,859)
                                                                              $16,800,911     $134,398,144
                                                                                   48,751           51,858
------------------------------------------------------------------------------------------------------------------------------------
      911,406         3,973,133        3,061,727            5,452,240
                                                                               19,938,571       28,656,460
                                                                                        0            7,576
------------------------------------------------------------------------------------------------------------------------------------
    3,558,451         5,244,563        1,686,112            1,241,036
                                                                               22,709,106       27,450,515
------------------------------------------------------------------------------------------------------------------------------------
    3,763,082         2,714,767       (1,048,315)          (3,963,730)
                                                                               53,212,853       49,887,731
------------------------------------------------------------------------------------------------------------------------------------
      938,501         3,819,534        2,881,033              437,110
                                                                               13,946,028       17,521,464
------------------------------------------------------------------------------------------------------------------------------------
            0             2,223            2,223              271,362
                                                                                7,530,487        8,067,320
------------------------------------------------------------------------------------------------------------------------------------
      513,199         1,013,377          500,178            2,050,473
                                                                               13,196,784       16,054,824
------------------------------------------------------------------------------------------------------------------------------------
    5,801,015         7,053,257        1,252,242              695,668
                                                                               26,302,858       30,329,937
                                                                                        0            7,667
------------------------------------------------------------------------------------------------------------------------------------
    4,594,517         8,106,849        3,512,332            4,958,453
                                                                               38,383,925       57,368,774
------------------------------------------------------------------------------------------------------------------------------------
    3,462,858        15,241,071       11,778,213           26,193,826
                                                                               31,145,778       72,228,489
------------------------------------------------------------------------------------------------------------------------------------
      367,565           255,193         (112,372)           9,052,449
                                                                               10,534,588       20,633,439
------------------------------------------------------------------------------------------------------------------------------------
    5,764,208        12,281,148        6,516,940           12,764,560
                                                                               40,072,928       68,058,273
                                                                                  645,899        1,585,189
------------------------------------------------------------------------------------------------------------------------------------
   18,210,266        37,241,442       19,031,176           39,032,925
                                                                              160,658,096      243,902,115
                                                                                1,995,445        3,724,747
------------------------------------------------------------------------------------------------------------------------------------
     (709,548)       (1,196,659)        (487,111)            (619,636)
                                                                                2,833,416        1,509,423
 -----------------------------------------------------------------------------------------------------------------------------------
     177,872        (1,266,269)      (1,444,141)          (1,812,452)
                                                                                6,930,364        3,954,893
------------------------------------------------------------------------------------------------------------------------------------
    1,975,149         3,834,735        1,859,586           16,318,427
                                                                               18,973,878       38,137,728
------------------------------------------------------------------------------------------------------------------------------------
       (5,937)          102,292          108,229              588,288
                                                                                1,324,295        2,014,138
------------------------------------------------------------------------------------------------------------------------------------
      133,786         1,243,228        1,109,442            7,306,211
                                                                                3,688,200       11,917,723
------------------------------------------------------------------------------------------------------------------------------------
         (846)          786,005          786,851            4,241,638
                                                                                2,680,937        7,653,101
------------------------------------------------------------------------------------------------------------------------------------
      465,927          (435,824)        (901,751)          22,581,792
                                                                               12,688,907       35,193,209
------------------------------------------------------------------------------------------------------------------------------------

Variable Annuity Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):

------------------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1998
                                                                  Valuation          Proceeds          Cost of              Net
                                                                    Period             from          Investments          Realized
                                                Dividends         Deductions          Sales             Sold             Gain (Loss)
------------------------------------------------------------------------------------------------------------------------------------

   Strategic Bond Fund:                            $150,955         ($113,793)        $1,981,154        $2,006,416         ($25,262)
   Annuity contracts in accumulation
   Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------------------
   Portfolio Partners, Inc. (PPI):
   PPI MFS Emerging Equities Portfolio:             321,152        (1,493,640)        87,290,554        78,385,480        8,905,074
   Annuity contracts in accumulation
   Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------------------
   PPI MFS Research Growth Portfolio:                18,247        (1,021,049)        37,548,653        34,203,994        3,344,659
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   PPI MFS Value Equity Portfolio:                   34,159          (276,002)        13,051,497        11,621,475        1,430,022
   Annuity contracts in accumulation
   Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------------------
   PPI Scudder International Growth Portfolio:       29,626          (167,735)       136,940,032       134,230,073        2,709,959
   Annuity contracts in accumulation
   Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------------------
   PPI T. Rowe Price Growth Equity Portfolio:       576,750        (1,411,791)        16,657,996        15,110,779        1,547,217
   Annuity contracts in accumulation
   Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------------------
   Total Variable Annuity Account B            $325,794,651      ($42,285,760)    $1,555,519,398    $1,412,108,865     $143,410,533
====================================================================================================================================


(1) - Effective May 1, 1998, Aetna Ascent Variable Portfolio's name changed to Aetna Ascent VP.

(2) - Effective May 1, 1998, Aetna Investment Advisors Fund's name changed to Aetna Balanced VP.

(3) - Effective May 1, 1998, Aetna Income Shares' name changed to Aetna Bond VP.

(4) - Effective May 1, 1998, Aetna Crossroads Variable Portfolio's name changed to Aetna Crossroads VP.

(5) - Effective May 1, 1998, Aetna Variable Fund's name changed to Aetna Growth and Income VP.

(6) - Effective May 1, 1998, Aetna Variable Growth Portfolio's name changed to Aetna Growth VP.

(7) - Effective May 1, 1998, Aetna High Yield Portfolio's name changed to Aetna High Yield VP.

(8) - Effective May 1, 1998, Aetna Variable Index Plus Portfolio's name changed to Aetna Index Plus Large Cap VP.

(9) - Effective May 1, 1998, Aetna Index Plus Mid Cap Portfolio's name changed to Aetna Index Plus Mid Cap VP.

(10) -Effective May 1, 1998, Aetna Index Plus Small Cap Portfolio's name changed to Aetna Index Plus Small Cap VP.

(11) -Effective May 1, 1998, Aetna International Portfolio's name changed to Aetna International VP.

(12) -Effective May 1, 1998, Aetna Legacy Variable Portfolio's name changed to Aetna Legacy VP.

(13) -Effective May 1, 1998, Aetna Variable Encore Fund's name changed to Aetna Money Market VP.

(14) -Effective May 1, 1998, Aetna Real Estate Securities Portfolio's name changed to Aetna Real Estate Securities VP.

(15) -Effective May 1, 1998, Aetna Variable Small Company Portfolio's name changed to Aetna Small Company VP.

(16) -Effective May 1, 1998, Aetna Variable Capital Appreciation Portfolio's name changed to Aetna Value Opportunity VP.

------------------------------------------------------------------------------------------------------------------------------------
          Net Unrealized                                    Net
           Gain (Loss)                   Net         Increase (Decrease)                  Net Assets
           -----------                Change in         in Net Assets                     ----------
   Beginning            End           Unrealized          from Unit            Beginning              End
    of Year           of Year        Gain (Loss)        Transactions            of Year             of Year
------------------------------------------------------------------------------------------------------------------------------------

     ($21,173)          $47,663          $68,836          $9,925,163
                                                                                $3,092,701         $12,897,019
                                                                                         0             201,581
------------------------------------------------------------------------------------------------------------------------------------
     (753,832)       19,423,983       20,177,815           8,869,734
                                                                                94,796,247         131,150,274
                                                                                   496,447             922,555
------------------------------------------------------------------------------------------------------------------------------------
   (1,162,926)       11,016,482       12,179,408           8,222,292
                                                                                65,867,130          88,610,687
------------------------------------------------------------------------------------------------------------------------------------
      220,662         3,770,053        3,549,391           7,801,278
                                                                                15,049,606          27,062,849
                                                                                   378,075             903,680
------------------------------------------------------------------------------------------------------------------------------------
      195,427           863,502          668,075           1,706,168
                                                                                12,650,163          17,577,310
                                                                                         0              18,946
------------------------------------------------------------------------------------------------------------------------------------
    1,797,922        24,891,619       23,093,697           4,872,245
                                                                                90,170,258         118,791,854
                                                                                         0              56,523
------------------------------------------------------------------------------------------------------------------------------------
  $255,524,506     $349,806,583      $94,282,077        $512,924,064        $2,922,442,857      $3,956,568,422
====================================================================================================================================

Variable Annuity Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):

------------------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                               Valuation       Proceeds        Cost of          Net
                                                                Period           from        Investments     Realized
                                              Dividends       Deductions         Sales          Sold        Gain (Loss)
------------------------------------------------------------------------------------------------------------------------------------

   Aetna Variable Fund:                     $206,171,606      ($9,508,053)    $64,103,032    $51,274,099   $12,828,933
   Annuity contracts in accumulation
   Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------------------
   Aetna Income Shares:                        4,333,850         (737,718)     12,717,950     11,951,670       766,280
   Annuity contracts in accumulation
   Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------------------
   Aetna Variable Encore Fund:                 4,149,350       (1,373,114)    187,177,845    187,281,193      (103,348)
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Aetna Investment Advisers Fund, Inc.:      20,983,218       (1,660,805)     12,262,658      9,696,803     2,565,855
   Annuity contracts in accumulation
   Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------------------
   Aetna GET Fund, Series B:                   3,422,687         (286,592)      1,109,194        713,521       395,673
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Aetna GET Fund, Series C:                     169,021         (119,214)        963,591        833,090       130,501
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Aetna Ascent Variable Portfolio:            1,293,085         (171,542)      2,422,808      2,093,544       329,264
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Aetna Crossroads Variable Portfolio:        1,366,067         (170,121)      1,119,794        921,119       198,675
   Annuity contracts in accumulation
   Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------------------
   Aetna Legacy Variable Portfolio:            1,122,530         (176,596)      1,280,095      1,125,823       154,272
   Annuity contracts in accumulation
   Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------------------
   Aetna Variable Portfolio, Inc.:
   Capital Appreciation Portfolio:               621,617          (11,486)        125,792        110,176        15,616
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Growth Portfolio:                             848,691           (9,678)        592,546        560,620        31,926
   Annuity contracts in accumulation
   Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------------------
   Index Plus Portfolio:                       1,110,445         (154,416)      2,229,246      1,790,247       438,999
   Annuity contracts in accumulation
   Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------------------
   Small Company Portfolio:                      366,132          (19,387)        261,692        230,152        31,540
   Annuity contracts in accumulation
   Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------------------
   Alger American Funds:
   Balanced Portfolio:                           142,299          (73,798)      1,098,365      1,473,706      (375,341)
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          Net Unrealized                                   Net
           Gain (Loss)                   Net         Increase (Decrease)                Net Assets
           -----------                 Change in         In Net Assets                  -----------
    Beginning            End          Unrealized          from Unit           Beginning            End
     of Year           of Year       Gain (Loss)        Transactions           of Year           of Year
------------------------------------------------------------------------------------------------------------------------------------

   $59,979,314      $67,675,837      $7,696,523          $71,233,894
                                                                            $644,728,031      $892,006,381
                                                                              89,732,216       130,876,769
------------------------------------------------------------------------------------------------------------------------------------
       379,633          781,718         402,085           (1,964,060)
                                                                              66,534,546        69,236,488
                                                                               3,583,489         3,681,984
------------------------------------------------------------------------------------------------------------------------------------
      (540,607)       1,429,868       1,970,475           13,513,776
                                                                             106,781,998       124,939,137
------------------------------------------------------------------------------------------------------------------------------------
    15,114,435       21,131,758       6,017,323            7,591,834
                                                                             119,402,212       150,761,384
                                                                               7,942,484        12,080,737
------------------------------------------------------------------------------------------------------------------------------------
     4,487,610        6,194,743       1,707,133             (712,316)
                                                                              16,333,339        20,859,924
------------------------------------------------------------------------------------------------------------------------------------
       144,834        2,144,550       1,999,716             (532,193)
                                                                               9,281,276        10,929,107
------------------------------------------------------------------------------------------------------------------------------------
       276,453        1,034,430         757,977           12,596,284
                                                                               5,638,668        20,443,736
------------------------------------------------------------------------------------------------------------------------------------
       151,493          704,161         552,668           13,077,636
                                                                               5,295,700        20,250,904
                                                                                       0            69,721
------------------------------------------------------------------------------------------------------------------------------------
        46,576          556,022         509,446           12,197,969
                                                                               6,186,987        18,710,015
                                                                                       0         1,284,593
------------------------------------------------------------------------------------------------------------------------------------
             0         (545,082)       (545,082)           3,831,929
                                                                                       0         3,912,594
------------------------------------------------------------------------------------------------------------------------------------
             0         (945,071)       (945,071)           3,293,042
                                                                                       0         3,210,344
                                                                                       0             8,566
------------------------------------------------------------------------------------------------------------------------------------
        (4,046)       1,342,384       1,346,430           23,512,958
                                                                               1,985,372        28,074,705
                                                                                       0           165,083
------------------------------------------------------------------------------------------------------------------------------------
             0         (299,676)       (299,676)           6,028,520
                                                                                       0         6,059,783
                                                                                       0            47,346
------------------------------------------------------------------------------------------------------------------------------------
      (461,380)         691,602       1,152,982            1,032,718
                                                                               3,777,291         5,656,151
------------------------------------------------------------------------------------------------------------------------------------

Variable Annuity Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):

------------------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                                            Valuation       Proceeds        Cost of         Net
                                                                              Period          from        Investments    Realized
                                                               Dividends    Deductions        Sales          Sold       Gain (Loss)
-----------------------------------------------------------------------------------------------------------------------------------

   Alger American Funds (continued):
   Growth Portfolio: (1)                                         $506,477     ($685,927)  $ 78,591,434   $ 64,519,617  $ 14,071,817
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   Income and Growth Portfolio:                                   401,543      (156,768)     2,602,037      3,401,714      (799,677)
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   Leveraged AllCap Portfolio:                                          0      (196,601)     7,570,244      6,461,486     1,108,758
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   MidCap Growth Portfolio: (1)                                   350,028      (308,858)    49,795,194     45,404,313     4,390,881
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   Small Capitalization Portfolio: (2)                          2,260,717      (722,118)   118,175,863    114,437,088     3,738,775
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   American Century Investments:
   Balanced Fund:                                                 199,265       (58,943)       704,536        619,119        85,417
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   Capital Appreciation Fund: (3)                                 725,963      (365,809)    47,909,593     51,060,683    (3,151,090)
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   International Fund:                                            176,899       (85,324)     4,226,767      3,417,937       808,830
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   Calvert Social Balanced Portfolio:                              67,562        (7,128)       212,241        199,799        12,442
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   Fidelity Investments Variable Insurance Products Fund:
   Equity-Income Portfolio:                                     7,870,976    (1,400,361)    17,887,517     15,251,625     2,635,892
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   Growth Portfolio:                                            2,159,319      (938,752)    10,659,015      9,711,716       947,299
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   High Income Portfolio:                                       1,270,071      (337,944)     4,857,948      4,277,783       580,165
   Annuity contracts in accumulation
   Annuity contracts in payment period
-----------------------------------------------------------------------------------------------------------------------------------
   Overseas Portfolio:                                            863,493      (164,196)     5,725,552      5,116,905       608,647
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   Fidelity Investments Variable Insurance Products Fund II:
   Asset Manager Portfolio:                                       761,827      (120,783)     1,009,159        904,890       104,269
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   Contrafund Portfolio:                                        1,931,363    (1,125,088)    13,933,668     10,543,199     3,390,469
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   Index 500 Portfolio:                                         1,159,193      (771,581)    17,678,295     13,392,232     4,286,063
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------
   Investment Grade Bond Portfolio:                               277,920       (79,205)     1,100,211      1,085,995        14,216
   Annuity contracts in accumulation
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
         Net Unrealized                                      Net
          Gain (Loss)                    Net          Increase (Decrease)               Net Assets
          -----------                Change in          In Net Assets                   ----------
   Beginning           End           Unrealized            from Unit           Beginning           End
    of Year          of Year         Gain (Loss)         Transactions           of Year          of Year
------------------------------------------------------------------------------------------------------------------------------------

   $2,349,936               $0       ($2,349,936)        ($55,087,434)
                                                                             $43,545,003                $0
------------------------------------------------------------------------------------------------------------------------------------
     (828,912)       2,709,055         3,537,967            4,693,808
                                                                               6,471,587        14,148,460
------------------------------------------------------------------------------------------------------------------------------------
      220,810        1,540,243         1,319,433              628,691
                                                                              11,419,728        14,280,009
------------------------------------------------------------------------------------------------------------------------------------
      682,424                0          (682,424)         (23,592,354)
                                                                              19,842,727                 0
------------------------------------------------------------------------------------------------------------------------------------
     (495,260)               0           495,260          (64,524,063)
                                                                              58,751,429                 0
------------------------------------------------------------------------------------------------------------------------------------
      145,325          462,379           317,054            1,109,081
                                                                               2,991,356         4,643,230
------------------------------------------------------------------------------------------------------------------------------------
   (1,588,390)               0         1,588,390          (43,166,616)
                                                                              44,369,162                 0
------------------------------------------------------------------------------------------------------------------------------------
      375,835          361,821           (14,014)             259,970
                                                                               4,706,594         5,852,955
------------------------------------------------------------------------------------------------------------------------------------
         (881)          59,286            60,167              241,657
                                                                                 596,637           971,337
------------------------------------------------------------------------------------------------------------------------------------
    5,773,475       19,807,673        14,034,198           43,088,538
                                                                              72,480,497       138,709,740
------------------------------------------------------------------------------------------------------------------------------------
    3,258,300       14,584,513        11,326,213            8,978,986
                                                                              57,928,484        80,401,549
------------------------------------------------------------------------------------------------------------------------------------
      814,429        2,722,687         1,908,258           17,156,365
                                                                              14,709,464        35,217,837
                                                                                       0            68,542
------------------------------------------------------------------------------------------------------------------------------------
      743,689          460,930          (282,759)           2,276,187
                                                                               9,703,271        13,004,643
------------------------------------------------------------------------------------------------------------------------------------
      484,182        1,137,702           653,520            4,412,778
                                                                               5,931,464        11,743,075
------------------------------------------------------------------------------------------------------------------------------------
    6,210,754       18,201,832        11,991,078           35,101,002
                                                                              56,538,618       107,827,442
------------------------------------------------------------------------------------------------------------------------------------
    2,241,040       10,882,841         8,641,801           36,290,926
                                                                              27,380,370        76,986,772
------------------------------------------------------------------------------------------------------------------------------------
      175,829          387,160           211,331            1,392,243
                                                                               4,761,677         6,578,182
------------------------------------------------------------------------------------------------------------------------------------

Variable Annuity Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):

------------------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                                   Valuation         Proceeds        Cost of           Net
                                                                    Period             from        Investments      Realized
                                                 Dividends        Deductions          Sales            Sold        Gain (Loss)
------------------------------------------------------------------------------------------------------------------------------------

   Insurance Management Series:
   American Leaders Fund II:                    $2,033,587        ($1,272,645)      $2,239,581      $1,354,167       $885,414
   Annuity contracts in accumulation
   Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------------------
   Equity Income Fund II:                           52,763           (108,244)         188,614         167,057         21,557
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Growth Strategies Fund II:                       63,162           (214,573)         650,403         461,919        188,484
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   High Income Bond Fund II:                     2,232,254           (576,880)       5,856,816       5,388,542        468,274
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   International Equity Fund II:                     8,680           (138,835)         787,960         678,156        109,804
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Prime Money Fund II:                            365,689           (107,783)       7,931,948       7,931,971            (23)
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   U.S. Government Securities Fund II:             366,225           (147,271)       3,825,499       3,747,648         77,851
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Utility Fund II:                                838,523           (291,277)       1,512,321       1,157,193        355,128
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Janus Aspen Series:
   Aggressive Growth Portfolio:                          0           (419,040)      19,586,639      19,136,007        450,632
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Balanced Portfolio:                             786,909           (294,871)       2,053,281       1,687,149        366,132
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Flexible Income Portfolio:                      528,359            (93,943)       1,111,581       1,079,357         32,224
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Growth Portfolio:                               967,832           (429,682)       2,254,366       1,752,378        501,988
   Annuity contracts in accumulation
   Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------------------
   Short-Term Bond Portfolio: (4)                   62,602            (36,643)      13,023,397      12,927,175         96,222
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Worldwide Growth Portfolio:                   2,077,847         (1,645,928)      21,615,276      15,329,845      6,285,431
   Annuity contracts in accumulation
   Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------------------
   Lexington Emerging Markets Fund:                  2,717            (53,043)       4,235,697       4,177,632         58,065
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Lexington Natural Resources Trust Fund:         209,099            (85,086)       3,246,699       2,653,024        593,675
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        Net Unrealized                                     Net
          Gain (Loss)                  Net          Increase (Decrease)                Net Assets
          -----------                Change in          In Net Assets                  ----------
  Beginning           End           Unrealized           from Unit           Beginning           End
   of Year          of Year        Gain (Loss)         Transactions           of Year          of Year
------------------------------------------------------------------------------------------------------------------------------------

 $8,810,467      $30,111,589       $21,301,122         $ 32,775,129
                                                                           $61,127,055      $116,800,911
                                                                                     0            48,751
------------------------------------------------------------------------------------------------------------------------------------
          0          911,406           911,406           19,061,089
                                                                                     0        19,938,571
------------------------------------------------------------------------------------------------------------------------------------
    733,393        3,558,451         2,825,058           12,664,797
                                                                             7,182,178        22,709,106
------------------------------------------------------------------------------------------------------------------------------------
  1,022,582        3,763,082         2,740,500           21,197,568
                                                                            27,151,137        53,212,853
------------------------------------------------------------------------------------------------------------------------------------
    307,602          938,501           630,899            7,399,890
                                                                             5,935,590        13,946,028
------------------------------------------------------------------------------------------------------------------------------------
          0                0                 0             (471,714)
                                                                             7,744,318         7,530,487
------------------------------------------------------------------------------------------------------------------------------------
     73,398          513,199           439,801            4,803,969
                                                                             7,656,209        13,196,784
------------------------------------------------------------------------------------------------------------------------------------
  1,730,892        5,801,015         4,070,123            4,555,867
                                                                            16,774,494        26,302,858
------------------------------------------------------------------------------------------------------------------------------------
    534,823        4,594,517         4,059,694            2,750,579
                                                                            31,542,060        38,383,925
------------------------------------------------------------------------------------------------------------------------------------
    373,883        3,462,858         3,088,975           15,424,389
                                                                            11,774,244        31,145,778
------------------------------------------------------------------------------------------------------------------------------------
     73,395          367,565           294,170            4,626,561
                                                                             5,147,217        10,534,588
------------------------------------------------------------------------------------------------------------------------------------
  1,093,423        5,764,208         4,670,785           14,123,750
                                                                            20,884,154        40,072,928
                                                                                     0           645,899
------------------------------------------------------------------------------------------------------------------------------------
    (27,376)               0            27,376           (2,070,168)
                                                                             1,920,611                 0
------------------------------------------------------------------------------------------------------------------------------------
  5,151,123       18,210,266        13,059,143           76,404,357
                                                                            66,472,691       160,658,096
                                                                                     0         1,995,445
------------------------------------------------------------------------------------------------------------------------------------
    (66,591)        (709,548)         (642,957)             952,674
                                                                             2,515,960         2,833,416
------------------------------------------------------------------------------------------------------------------------------------
    538,139          177,872          (360,267)           1,821,159
                                                                             4,751,784         6,930,364
------------------------------------------------------------------------------------------------------------------------------------

Variable Annuity Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):

------------------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                                  Valuation      Proceeds       Cost of          Net
                                                                   Period          from       Investments     Realized
                                                    Dividends    Deductions        Sales          Sold       Gain (Loss)
------------------------------------------------------------------------------------------------------------------------------------

   MFS Funds:
   Emerging Growth Series: (2)                            $0      ($232,144)   $37,594,997    $34,076,137    $3,518,860
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Research Series: (3)                                    0       (273,185)    37,686,630     34,109,865     3,576,765
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Total Return Series:                                    0       (154,993)       689,861        564,440       125,421
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Value Series: (5)                                       0        (19,996)     4,332,717      3,942,044       390,673
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Worldwide Government Series:                       15,502        (12,983)       124,845        123,607         1,238
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Neuberger & Berman Advisers Management Trust -
   Growth Portfolio: (5)                             741,183        (92,357)    17,383,777     16,347,694     1,036,083
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Oppenheimer Funds:
   Capital Appreciation Fund:                              0        (13,374)     8,964,190      9,092,515      (128,325)
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Global Securities Fund:                                 0        (12,451)       850,938        802,777        48,161
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Growth & Income Fund:                              37,178        (35,759)       188,084        164,087        23,997
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Strategic Bond Fund:                               84,234        (10,842)       122,739        121,006         1,733
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Portfolio Partners, Inc. PPI:
   PPI MFS Emerging Equities Portfolio:                    0       (120,211)    43,880,815     44,111,392      (230,577)
   Annuity contracts in accumulation
   Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------------------
   PPI MFS Research Growth Portfolio:                      0        (82,490)    37,923,531     37,983,794       (60,263)
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   PPI MFS Value Equity Portfolio:                         0        (16,913)     4,632,658      4,633,034          (376)
   Annuity contracts in accumulation
   Annuity contracts in payment period
------------------------------------------------------------------------------------------------------------------------------------
   PPI Scudder International Growth Portfolio:             0        (12,760)       259,410        255,379         4,031
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   PPI T. Rowe Price Growth Portfolio:                     0       (115,952)    33,484,569     33,491,822        (7,253)
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------
   Scudder Variable Life Investment Fund -
   International Portfolio: (6)                      275,557       (123,791)    16,445,650     14,417,831     2,027,819
   Annuity contracts in accumulation
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
         Net Unrealized                                     Net
          Gain (Loss)                   Net          Increase (Decrease)            Net Assets
          -----------                 Change in          In Net Assets              ------------
  Beginning           End            Unrealized           from Unit          Beginning          End
   of Year          of Year         Gain (Loss)         Transactions          of Year         of Year
------------------------------------------------------------------------------------------------------------------------------------

   ($85,796)               $0           $85,796         ($12,370,520)
                                                                             $8,998,008              $0
------------------------------------------------------------------------------------------------------------------------------------
    204,764                 0          (204,764)          (9,875,328)
                                                                              6,776,512               0
------------------------------------------------------------------------------------------------------------------------------------
     72,010         1,975,149         1,903,139           12,883,941
                                                                              4,216,370      18,973,878
------------------------------------------------------------------------------------------------------------------------------------
        935                 0              (935)            (578,583)
                                                                                208,841               0
------------------------------------------------------------------------------------------------------------------------------------
      9,304            (5,937)          (15,241)             927,866
                                                                                407,913       1,324,295
------------------------------------------------------------------------------------------------------------------------------------
     (6,666)                0             6,666           (9,934,149)
                                                                              8,242,574               0
------------------------------------------------------------------------------------------------------------------------------------
          0           133,786           133,786            3,696,113
                                                                                      0       3,688,200
------------------------------------------------------------------------------------------------------------------------------------
          0              (846)             (846)           2,646,073
                                                                                      0       2,680,937
------------------------------------------------------------------------------------------------------------------------------------
          0           465,927           465,927           12,197,564
                                                                                      0      12,688,907
------------------------------------------------------------------------------------------------------------------------------------
          0           (21,173)          (21,173)           3,038,749
                                                                                      0       3,092,701
------------------------------------------------------------------------------------------------------------------------------------
          0          (753,832)         (753,832)          96,397,314
                                                                                      0      94,796,247
                                                                                      0         496,447
------------------------------------------------------------------------------------------------------------------------------------
          0        (1,162,926)       (1,162,926)          67,172,809
                                                                                      0      65,867,130
------------------------------------------------------------------------------------------------------------------------------------
          0           220,662           220,662           15,224,308
                                                                                      0      15,049,606
                                                                                      0         378,075
------------------------------------------------------------------------------------------------------------------------------------
          0           195,427           195,427           12,463,465
                                                                                      0      12,650,163
------------------------------------------------------------------------------------------------------------------------------------
          0         1,797,922         1,797,922           88,495,541
                                                                                      0      90,170,258
------------------------------------------------------------------------------------------------------------------------------------
  1,510,449                 0        (1,510,449)         (12,719,263)
                                                                             12,050,127               0
------------------------------------------------------------------------------------------------------------------------------------

Variable Annuity Account B

5. Supplemental Information to Statements of Operations and Changes in Net Assets (continued):

------------------------------------------------------------------------------------------------------------------------------------
Year Ended December 31, 1997
                                                          Valuation          Proceeds         Cost of           Net
                                                            Period             from         Investments      Realized
                                         Dividends        Deductions          Sales             Sold        Gain (Loss)
------------------------------------------------------------------------------------------------------------------------------------
   Total Variable Annuity Account B    $278,833,116     ($29,243,851)    $1,004,789,371    $933,728,508    $71,060,863
====================================================================================================================================

(1) - Effective November 28, 1997, this funds assets were transferred to the PPI
      T. Rowe Price Growth Equity Portfolio.

(2) - Effective November 28, 1997, this funds assets were transferred to the PPI MFS Emerging Equities Portfolio.

(3) - Effective November 28, 1997, this funds assets were transferred to PPI MFS Research Growth Fund.

(4) - Effective November 28, 1997, this funds assets were transferred to the Aetna Variable Encore Fund.

(5) - Effective November 28, 1997, this funds assets were transferred to the PPI MFS Value Equity Portfolio.

(6) - Effective November 28, 1997, this funds assets were transferred to the PPI Scudder International Growth Portfolio.

------------------------------------------------------------------------------------------------------------------------------------
           Net Unrealized                                       Net
            Gain (Loss)                     Net          Increase (Decrease)                Net Assets
            -----------                  Change in          In Net Assets                   ----------
    Beginning             End            Unrealized           from Unit            Beginning              End
     of Year            of Year         Gain (Loss)         Transactions            of Year             of Year
------------------------------------------------------------------------------------------------------------------------------------
   $122,191,053      $255,524,506      $133,333,453         $619,647,552        $1,848,811,724      $2,922,442,857
 ===================================================================================================================================

                         Independent Auditors' Report



The Board of Directors of Aetna Life Insurance and Annuity Company and Contract
 Owners of Variable Annuity Account B:



We have audited the accompanying statement of assets and liabilities of Aetna Life Insurance and Annuity Company Variable Annuity Account B (the "Account") as of December 31, 1998, and the related statements of operations and changes in net assets for each of the years in the two-year period then ended and condensed financial information for the year ended December 31, 1998. These financial statements and condensed financial information are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and condensed financial information. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and condensed financial information referred to above present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company Variable Annuity Account B as of December 31, 1998, the results of its operations and changes in its net assets for each of the years in the two-year period then ended and condensed financial information for the year ended December 31, 1998, in conformity with generally accepted accounting principles.




                    /s/ KPMG LLP


Hartford, Connecticut
February 26, 1999

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY

                  Index to Consolidated Financial Statements


                                                                                  Page
                                                                                  ----
Independent Auditors' Report                                                       F-2

Consolidated Financial Statements:

   Consolidated Statements of Income for the Years Ended December 31, 1998,
     1997 and 1996                                                                 F-3

   Consolidated Balance Sheets as of December 31, 1998 and 1997                    F-4

   Consolidated Statements of Changes in Shareholder's Equity For the Years
     Ended December 31, 1998, 1997 and 1996                                        F-5

   Consolidated Statements of Cash Flows for the Years Ended December 31, 1998,
     1997 and 1996                                                                 F-6

   Notes to Consolidated Financial Statements                                      F-7

                         Independent Auditors' Report



The Shareholder and Board of Directors
Aetna Life Insurance and Annuity Company:


We have audited the accompanying consolidated balance sheets of Aetna Life Insurance and Annuity Company and Subsidiary as of December 31, 1998 and 1997, and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the aforementioned consolidated financial statements present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company and Subsidiary at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.




                                                              /s/ KPMG LLP




Hartford, Connecticut
February 3, 1999

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                       Consolidated Statements of Income
                                   (millions)

                                                             Years Ended December 31,
                                                     ------------------------------------
                                                        1998         1997         1996
                                                     ----------   ----------   ----------
Revenue:
 Premiums                                             $   79.4     $   69.1     $   84.9
 Charges assessed against policyholders                  324.3        262.0        197.0
 Net investment income                                   877.6        878.8        852.6
 Net realized capital gains                               10.4         29.7         17.0
 Other income                                             29.6         38.3         43.6
                                                     ----------   ----------   ----------
  Total revenue                                        1,321.3      1,277.9      1,195.1
                                                     ----------   ----------   ----------
Benefits and expenses:
 Current and future benefits                             714.4        720.4        728.3
 Operating expenses                                      313.2        286.5        275.8
 Amortization of deferred policy acquisition costs       106.7         82.8         28.0
 Severance and facilities charges                           --           --         47.1
                                                     ----------   ----------   ----------
  Total benefits and expenses                          1,134.3      1,089.7      1,079.2
                                                     ----------   ----------   ----------
Income from continuing operations before
  income taxes                                           187.0        188.2        115.9

Income taxes                                              47.4         50.7         30.7
                                                     ----------   ----------   ----------
Income from continuing operations                        139.6        137.5         85.2
Discontinued Operations, net of tax
 Income from operations                                   61.8         67.8         55.9
 Gain on sale                                             59.0           --           --
                                                     ----------   ----------   ----------
Net income                                             $ 260.4      $ 205.3      $ 141.1
                                                     ==========   ==========   ==========

See Notes to Consolidated Financial Statements

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                          Consolidated Balance Sheets
                         (millions, except share data)

                                                                    December 31,    December 31,
                                                                        1998            1997
                                                                    ------------    ------------
                             Assets
Investments:
 Debt securities available for sale, at fair value,
  (amortized cost: $11,570.3 and $12,912.2)                          $12,067.2        $13,463.8
 Equity securities, at fair value,
  Nonredeemable preferred stock (cost: $202.6 and $131.7)                203.3            147.6
  Investment in affiliated mutual funds (cost: $96.8 and$78.1)           100.1             83.0
  Common stock (cost: $1.0 and $0.2)                                       2.0               .6
 Short-term investments                                                   47.9             95.6
 Mortgage loans                                                           12.7             12.8
 Policy loans                                                            292.2            469.6
                                                                    ------------    ------------
    Total investments                                                 12,725.4         14,273.0
Cash and cash equivalents                                                608.4            565.4
Short-term investments under securities loan agreement                   277.3               --
Accrued investment income                                                151.6            163.0
Premiums due and other receivables                                        46.7             51.9
Reinsurance recoverable                                                2,959.8             11.8
Deferred policy acquisition costs                                        864.0          1,654.6
Reinsurance loan to affiliate                                               --            397.2
Deferred tax asset                                                       120.6               --
Other assets                                                              66.6             46.8
Separate accounts assets                                              29,458.4         22,982.7
                                                                    ------------    ------------
    Total assets                                                     $47,278.8        $40,146.4
                                                                    ============    ============
                   Liabilities and Shareholder's Equity
Liabilities:
 Future policy benefits                                              $ 3,815.9        $ 3,763.7
 Unpaid claims and claim expenses                                         18.8             38.0
 Policyholders' funds left with the Company                           11,305.6         11,143.5
                                                                    ------------    ------------
    Total insurance reserve liabilities                               15,140.3         14,945.2
 Payables under securities loan agreement                                277.3               --
 Other liabilities                                                       793.2            312.8
 Income taxes:
  Current                                                                279.8             12.4
  Deferred                                                                  --             72.0
 Separate accounts liabilities                                        29,430.2         22,970.0
                                                                    ------------    ------------
    Total liabilities                                                 45,920.8         38,312.4
                                                                    ------------    ------------
Shareholder's equity:
 Common stock, par value $50 (100,000 shares authorized;
  55,000 shares issued and outstanding)                                    2.8              2.8
 Paid-in capital                                                         427.3            418.0
 Accumulated other comprehensive income                                  104.8             92.9
 Retained earnings                                                       823.1          1,320.3
                                                                    ------------    ------------
    Total shareholder's equity                                         1,358.0          1,834.0
                                                                    ------------    ------------
     Total liabilities and shareholder's equity                      $47,278.8        $40,146.4
                                                                    ============    ============

See Notes to Consolidated Financial Statements

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

           Consolidated Statements of Changes in Shareholder's Equity
                                   (millions)

                                                          Years Ended December 31,
                                                   --------------------------------------
                                                      1998          1997          1996
                                                   ----------    ----------    ----------
Shareholder's equity, beginning of year             $1,834.0      $1,609.5      $1,583.0

Comprehensive income
 Net income                                            260.4         205.3         141.1
 Other comprehensive income (loss), net of tax:
   Unrealized gains (losses) on securities
    ($18.2 million, $49.9 million and
    $(110.6) million, pretax, respectively)             11.9          32.4         (72.0)
                                                   ----------    ----------    ----------
Total comprehensive income                             272.3         237.7          69.1
                                                   ----------    ----------    ----------
Capital contributions                                    9.3            --          10.4

Other changes                                            1.4           4.1         (49.5)

Common stock dividends                                (759.0)        (17.3)         (3.5)
                                                   ----------    ----------    ----------
Shareholder's equity, end of year                   $1,358.0      $1,834.0      $1,609.5
                                                   ==========    ==========    ==========

See Notes to Consolidated Financial Statements

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARY
         (A wholly owned subsidiary of Aetna Retirement Holdings, Inc.)

                     Consolidated Statements of Cash Flows
                                   (millions)

                                                                                    Years Ended December 31,
                                                                           ---------------------------------------
                                                                             1998           1997           1996
                                                                           ---------      ---------      ---------
Cash Flows from Operating Activities:
Net income                                                                 $   260.4      $   205.3      $   141.1
Adjustments to reconcile net income to net cash provided by
 (used for) operating activities:
 Net accretion of discount on investments                                      (29.5)         (66.4)         (68.0)
 Gain on sale of discontinued operations                                       (88.3)            --             --
                                                                           ---------      ---------      ---------
  Cash flows provided by operating activities and net realized capital
   gains before changes in assets and liabilities                              142.6          138.9           73.1
 Net realized capital gains                                                    (11.1)         (36.0)         (19.7)
                                                                           ---------      ---------      ---------
  Cash flows provided by operating activities before changes in assets
   and liabilities                                                             131.5          102.9           53.4
   Changes in assets and liabilities:
    Decrease (increase) in accrued investment income                            11.4           (4.0)          16.5
    (Increase) decrease in premiums due and other receivables                  (16.3)         (33.3)           1.6
    Decrease (increase) in policy loans                                        177.4          (70.3)         (60.7)
    Increase in deferred policy acquisition costs                             (117.3)        (139.3)        (174.0)
    Decrease in reinsurance loan to affiliate                                  397.2          231.1           27.2
    Net increase in universal life account balances                            122.9          157.1          146.6
    Decrease in other insurance reserve liabilities                            (41.8)        (120.3)        (114.9)
    Net (decrease) increase in other liabilities and other assets              (50.8)         (41.7)           3.1
    Increase (decrease) in income taxes                                        100.4          (31.4)         (26.7)
    Other, net                                                                    --             --            1.1
                                                                           ---------      ---------      ---------
    Net cash provided by (used for) operating activities                       714.6           50.8         (126.8)
                                                                           ---------      ---------      ---------
Cash Flows from Investing Activities:
 Proceeds from sales of:
  Debt securities available for sale                                         6,790.2        5,311.3        5,182.2
  Equity securities                                                            150.1          103.1          190.5
  Mortgage loans                                                                 0.3            0.2            8.7
  Life business                                                                966.5             --             --
 Investment maturities and collections of:
  Debt securities available for sale                                         1,290.3        1,212.7          885.2
  Short-term investments                                                       129.9           89.3           35.0
 Cost of investment purchases in:
  Debt securities available for sale                                        (6,701.4)      (6,732.8)      (6,534.3)
  Equity securities                                                           (125.7)        (113.3)        (118.1)
  Other investments                                                         (2,725.9)            --             --
 Short-term investments                                                        (81.9)        (149.9)         (54.7)
 Other, net                                                                       --             --          (17.6)
                                                                           ---------      ---------      ---------
    Net cash used for investing activities                                    (307.6)        (279.4)        (423.1)
                                                                           ---------      ---------      ---------
Cash Flows from Financing Activities:
 Deposits and interest credited for investment contracts                     1,571.1        1,621.2        1,579.5
 Withdrawals of investment contracts                                        (1,393.1)      (1,256.3)      (1,146.2)
 Capital contribution to Separate Account                                         --          (25.0)            --
 Return of capital from Separate Account                                         1.7           12.3             --
 Capital contribution from HOLDCO                                                9.3             --           10.4
 Dividends paid to shareholder                                                (553.0)         (17.3)          (3.5)
                                                                           ---------      ---------      ---------
    Net cash (used for) provided by financing activities                      (364.0)         334.9          440.2
                                                                           ---------      ---------      ---------
Net increase (decrease) in cash and cash equivalents                            43.0          106.3         (109.7)
Cash and cash equivalents, beginning of year                                   565.4          459.1          568.8
                                                                           ---------      ---------      ---------
Cash and cash equivalents, end of year                                     $   608.4      $   565.4      $   459.1
                                                                           =========      =========      =========
Supplemental cash flow information:
 Income taxes paid, net                                                    $    48.4      $    119.6     $    85.5
                                                                           =========      ==========      ==========

See Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements


1. Summary of Significant Accounting Policies


   Aetna Life Insurance and Annuity Company and its wholly owned subsidiary (collectively, the "Company") are providers of financial services in the United States. Prior to the sale of the domestic individual life insurance business on October 1, 1998, the Company had two business segments: financial services and individual life insurance. On October 1, 1998, the Company sold its domestic individual life insurance operations to Lincoln National Corporation ("Lincoln") and accordingly they are now classified as Discontinued Operations. (Refer to note 2)


   Financial services products include annuity contracts that offer a variety of funding and payout options for individual and employer-sponsored retirement plans qualified under Internal Revenue Code Sections 401, 403, 408 and 457, and non-qualified annuity contracts. These contracts may be deferred or immediate ("payout annuities"). Financial services also include investment advisory services and pension plan administrative services.


   Discontinued Operations include universal life, variable universal life, traditional whole life and term insurance.


   Basis of Presentation
   ---------------------


   The consolidated financial statements include Aetna Life Insurance and Annuity Company and its wholly owned subsidiary, Aetna Insurance Company of America. Aetna Life Insurance and Annuity Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc. ("HOLDCO"). HOLDCO is a wholly owned subsidiary of Aetna Retirement Services, Inc. ("ARS"), whose ultimate parent is Aetna Inc. ("Aetna").


   The consolidated financial statements have been prepared in accordance with generally accepted accounting principles. Certain reclassifications have been made to 1997 and 1996 financial information to conform to the 1998 presentation.


   New Accounting Standards
   ------------------------


   Disclosures about Segments of an Enterprise and Related Information


   As of December 31, 1998, the Company adopted Financial Accounting Standard ("FAS") No. 131, Disclosures about Segments of an Enterprise and Related Information. This statement establishes standards for the reporting of information relating to operating segments. This statement supersedes FAS No. 14, Financial Reporting for Segments of a Business Enterprise, which requires reporting segment information by industry and geographic area (industry approach). Under FAS No. 131, operating segments are defined as components of a company for which separate financial information is available and is used by management to allocate resources and assess performance (management approach). The adoption of this statement did not change the composition or the results of operations of any of the operating segments of the Company, which are consistent with the management approach.

   Accounting for the Costs of Computer Software Developed and Obtained for Internal Use


   On January 1, 1998, the Company adopted Statement of Position ("SOP") 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use, issued by the American Institute of Certified Public Accountants ("AICPA"). This statement requires that certain costs incurred in developing internal use computer software (in process at, and subsequent to the adoption date) be capitalized, and provides guidance for determining whether computer software is considered to be for internal use. The Company amortizes these costs over a period of 3 to 5 years. Previously, the Company expensed the cost of internal-use computer software as incurred. The adoption of this statement resulted in a net after-tax increase to the results of operations of $6.5 million for the year ended December 31, 1998.


   Accounting for Transfers and Servicing of Financial Assets and
   Extinguishments of Liabilities


   In June 1996, the Financial Accounting Standards Board ("FASB") issued FAS No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, that provides accounting and reporting standards for transfers of financial assets and extinguishments of liabilities. FAS No. 125 was effective for 1997 financial statements; however, certain provisions relating to accounting for repurchase agreements and securities lending were not effective until January 1, 1998. The adoption of those provisions effective in 1998 did not have a material effect on the Company's financial position or results of operations.


   Future Application of Accounting Standards
   ------------------------------------------


   Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That
     Do Not Transfer Insurance Risk


   In October 1998, the AICPA issued SOP 98-7, Deposit Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk, which provides guidance on how to account for all insurance and reinsurance contracts that do not transfer insurance risk, except for long-duration life and health insurance contracts. This statement is effective for the Company's financial statements beginning January 1, 2000, with early adoption permitted. The Company is currently evaluating the impact of the adoption of this statement and the potential effect on its financial position and results of operations.


   Accounting for Derivative Instruments and Hedging Activities


   In June 1998, the FASB issued FAS No. 133, Accounting for Derivative Instruments and Hedging Activities. This standard requires companies to record all derivatives on the balance sheet as either assets or liabilities and measure those instruments at fair value. The manner in which companies are to record gains or losses resulting from changes in the values of those derivatives depends on the use of the derivative and whether it qualifies for hedge accounting. This standard is effective for the Company's financial statements beginning January 1, 2000, with early adoption permitted. The Company is currently evaluating the impact of adoption of this statement and the potential effect on its financial position and results of operations.

   Accounting by Insurance and Other Enterprises for Insurance-Related
   Assessments



   In December 1997, the AICPA issued SOP 97-3, Accounting by Insurance and Other Enterprises for Insurance-Related Assessments, which provides guidance for determining when an insurance or other enterprise should recognize a liability for guaranty-fund and other insurance-related assessments and guidance for measuring the liability. This statement is effective for 1999 financial statements with early adoption permitted. The Company does not expect adoption of this statement to have a material effect on its financial position or results of operations.


   Use of Estimates
   ----------------


   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.



   Cash and Cash Equivalents
   -------------------------


   Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity of 90 days or less when purchased.


   Investments
   -----------


   Debt and equity securities are classified as available for sale and carried at fair value. These securities are written down (as realized capital losses) for other than temporary declines in value. Unrealized capital gains and losses related to available-for-sale investments, other than amounts allocable to experience-rated contractholders, are reflected in shareholder's equity, net of related taxes.


   Fair values for debt and equity securities are based on quoted market prices or dealer quotations. Where quoted market prices or dealer quotations are not available, fair values are measured utilizing quoted market prices for similar securities or by using discounted cash flow methods. Cost for mortgage-backed securities is adjusted for unamortized premiums and discounts, which are amortized using the interest method over the estimated remaining term of the securities, adjusted for anticipated prepayments. The Company does not accrue interest on problem debt securities when management believes the collection of interest is unlikely.


   The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. Initial collateral, primarily cash, is required at a rate of 102% of the market value of a loaned domestic security and 105% of the market value of a loaned foreign security. The collateral is deposited by the borrower with a lending agent, and retained and invested by the lending agent according to the Company's guidelines to generate additional income. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates.

   At December 31, 1998 and 1997, the Company loaned securities (which are reflected as invested assets) with a fair value of approximately $277.3 million and $385.1 million, respectively.


   Purchases and sales of debt and equity securities are recorded on the trade date.


   The investment in affiliated mutual funds represents an investment in Aetna managed mutual funds which have been seeded by the Company, and is carried at fair value.


   Mortgage loans and policy loans are carried at unpaid principal balances, net of impairment reserves. Sales of mortgage loans are recorded on the closing date.


   Short-term investments, consisting primarily of money market instruments and other debt issues purchased with an original maturity of 91 days to one year, are considered available for sale and are carried at fair value, which approximates amortized cost.


   The Company utilizes futures contracts for other than trading purposes in order to hedge interest rate risk (i.e. market risk, refer to Note 4.)


   Futures contracts are carried at fair value and require daily cash settlement. Changes in the fair value of futures contracts allocable to experience rated contracts are deducted from capital gains and losses with an offsetting amount reported in future policy benefits. Changes in the fair value of futures contracts allocable to non-experienced-rated contracts that qualify as hedges are deferred and recognized as an adjustment to the hedged asset or liability. Deferred gains or losses on such futures contracts are amortized over the life of the acquired asset or liability as a yield adjustment or through net realized capital gains or losses upon disposal of an asset. Changes in the fair value of futures contracts that do not qualify as hedges are recorded in net realized capital gains or losses. Hedge designation requires specific asset or liability identification, a probability at inception of high correlation with the position underlying the hedge, and that high correlation be maintained throughout the hedge period. If a hedging instrument ceases to be highly correlated with the position underlying the hedge, hedge accounting ceases at that date and excess gains or losses on the hedging instrument are reflected in net realized capital gains or losses.


   Included in common stock are warrants which represent the right to purchase specific securities. Upon exercise, the cost of the warrants is added to the basis of the securities purchased.


   Deferred Policy Acquisition Costs
   ---------------------------------


   Certain costs of acquiring insurance business are deferred. These costs, all of which vary with and are primarily related to the production of new and renewal business, consist principally of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses. For fixed ordinary life contracts (prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, refer to Note 2), such costs are amortized over expected premium-paying periods (up to 20 years). For universal life (prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, refer to Note 2), and certain annuity contracts, such costs are amortized in proportion to estimated gross profits and adjusted to reflect actual gross profits over the life of the contracts (up to 50 years for universal life and up to 20 years for certain annuity contracts). Deferred policy acquisition costs are written off to the extent that it is determined that future policy premiums and investment income or gross profits are not adequate to cover related losses and expenses.


   Insurance Reserve Liabilities
   -----------------------------


   Future policy benefits include reserves for universal life, immediate annuities with life contingent payouts and traditional life insurance contracts. Prior to the sale of the domestic individual life insurance business on October 1, 1998, (refer to note 2), reserves for universal life products were equal to cumulative deposits less withdrawals and charges plus credited interest thereon, plus (less) net realized capital gains (losses) (which were reflected through credited interest rates). These reserves also included unrealized capital gains (losses) related to FAS No. 115. As a result of the sale and transfer of assets supporting the business, reserves for universal life products will no longer include net realized capital gains (losses) and unrealized gains (losses) related to FAS No. 115 for the years ended December 31, 1998 and beyond.


   Reserves for immediate annuities with life contingent payouts and traditional life insurance contracts are for immediate annuities with life contingent-payouts and traditional life insurance contracts are computed on the basis of assumed investment yield, mortality, and expenses, including a margin for adverse deviations. Such assumptions generally vary by plan, year of issue and policy duration. Reserve interest rates range from 1.50% to 11.25% for all years presented. Investment yield is based on the Company's experience. Mortality and withdrawal rate assumptions are based on relevant Aetna experience and are periodically reviewed against both industry standards and experience.


   Because the sale of the domestic individual life insurance business was substantially in the form of an indemnity reinsurance agreement, the Company reported an addition to its reinsurance recoverable approximating the Company's total individual life reserves at the sale date.


   Policyholders' funds left with the Company include reserves for deferred annuity investment contracts and immediate annuities without life contingent payouts. Reserves on such contracts are equal to cumulative deposits less charges and withdrawals plus credited interest thereon (rates range from 3.00% to 8.10% for all years presented) net of adjustments for investment experience that the Company is entitled to reflect in future credited interest. These reserves also include unrealized gains/losses related to FAS No. 115. Reserves on contracts subject to experience rating reflect the rights of contractholders, plan participants and the Company.


   Unpaid claims for all lines of insurance include benefits for reported losses and estimates of benefits for losses incurred but not reported.

   Premiums, Charges Assessed Against Policyholders, Benefits and Expenses
   -----------------------------------------------------------------------


   For universal life (prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, refer to Note 2) and certain annuity contracts, charges assessed against policyholders' funds for the cost of insurance, surrender charges, actuarial margin and other fees are recorded as revenue in charges assessed against policyholders. Other amounts received for these contracts are reflected as deposits and are not recorded as revenue. Life insurance premiums, other than premiums for universal life (prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, refer to Note 2) and certain annuity contracts, are recorded as premium revenue when due. Related policy benefits are recorded in relation to the associated premiums or gross profit so that profits are recognized over the expected lives of the contracts. When annuity payments with life contingencies begin under contracts that were initially investment contracts, the accumulated balance in the account is treated as a single premium for the purchase of an annuity and reflected as an offsetting amount in both premiums and current and future benefits in the Consolidated Statements of Income.


   Separate Accounts
   -----------------


   Assets held under variable universal life and variable annuity contracts are segregated in Separate Accounts and are invested, as designated by the contractholder or participant under a contract (who bears the investment risk subject, in some cases, to minimum guaranteed rates) in shares of mutual funds which are managed by an affiliate of the Company, or other selected mutual funds not managed by the Company.


   As of December 31, 1998, Separate Accounts assets are carried at fair value. At December 31, 1998, unrealized gains of $10.0 million, after taxes, on assets supporting a guaranteed interest option are reflected in shareholder's equity. At December 31, 1997, Separate Account assets supporting the guaranteed interest option were carried at an amortized cost of $658.6 million (fair value $668.7 million). Separate Accounts liabilities are carried at fair value, except for those relating to the guaranteed interest option. Reserves relating to the guaranteed interest option are maintained at fund value and reflect interest credited at rates ranging from 3.00% to 8.10% in 1998 and 4.10% to 8.10% in 1997.


   Separate Accounts assets and liabilities are shown as separate captions in the Consolidated Balance Sheets. Deposits, investment income and net realized and unrealized capital gains and losses of the Separate Accounts are not reflected in the Consolidated Financial Statements (with the exception of realized and unrealized capital gains and losses on the assets supporting the guaranteed interest option). The Consolidated Statements of Cash Flows do not reflect investment activity of the Separate Accounts.

   Reinsurance
   -----------


   The Company utilizes indemnity reinsurance agreements to reduce its exposure to large losses in all aspects of its insurance business. Such reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the primary liability of the Company as direct insurer of the risks reinsured. The Company evaluates the financial strength of potential reinsurers and continually monitors the financial condition of reinsurers. Only those reinsurance recoverables deemed probable of recovery are reflected as assets on the Company's Consolidated Balance Sheets. The majority of the reinsurance recoverable on the Consolidated Balance Sheets at December 31, 1998 is related to the reinsurance recoverable from Lincoln arising from the sale of the domestic life insurance business. (Refer to Note 2)


   Income Taxes
   ------------


   The Company is included in the consolidated federal income tax return of Aetna. The Company is taxed at regular corporate rates after adjusting income reported for financial statement purposes for certain items. Deferred income tax expenses/benefits result from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.


2. Discontinued Operations-Individual Life Insurance


   On October 1, 1998, the Company sold its domestic individual life insurance business to Lincoln for $1 billion in cash. The transaction was generally in the form of an indemnity reinsurance arrangement, under which Lincoln contractually assumed from the Company certain policyholder liabilities and obligations, although the Company remains directly obligated to policyholders. Insurance reserves ceded as of December 31, 1998 were $2.9 billion. Deferred policy acquisition costs related to the life policies of $907.9 million were written off against the gain on the sale. Certain invested assets related to and supporting the life policies were sold to consummate the life sale, and the Company recorded a reinsurance recoverable from Lincoln. The transaction resulted in an after-tax gain on the sale of approximately $117 million, of which $58 million will be deferred and amortized over approximately 15 years (as profits in the book of business sold emerge). The remaining portion of the gain was recognized immediately in net income and was largely attributed to the sale of the domestic life insurance business for access to the agency sales force and brokerage distribution channel. The unamortized portion of the gain is presented in other liabilities on the Consolidated Balance Sheets.


   The operating results of the domestic individual life insurance business are presented as Discontinued Operations. All prior year income statement data has been restated to reflect the presentation as Discontinued Operations. Revenues for the individual life segment were $652.2 million, $620.4 million and $445.7 million for 1998, 1997 and 1996, respectively. Premiums ceded and reinsurance recoveries made in 1998 totaled $153.4 million and $57.7 million, respectively.

3. Investments


   Debt securities available for sale as of December 31, 1998 were as follows:


                                                                           Gross          Gross
                                                          Amortized      Unrealized     Unrealized        Fair
    1998 (Millions)                                          Cost           Gains         Losses         Value
   --------------------------------------------------------------------------------------------------------------
    U.S. government and government agencies
     and authorities                                      $   718.9        $ 60.4          $ 0.2       $   779.1

    States, municipalities and political subdivisions           0.3            --             --             0.3

    U.S. corporate securities:
      Utilities                                               615.2          29.8            4.1           640.9
      Financial                                             2,259.2          94.6            5.6         2,348.2
      Transportation/capital goods                            580.8          33.0            1.1           612.7
      Health care/consumer products                         1,328.2          69.8            4.8         1,393.2
      Natural resources                                       254.5           6.9            2.3           259.1
      Other corporate securities                              261.7           5.8            7.4           260.1
   --------------------------------------------------------------------------------------------------------------
     Total U.S. corporate securities                        5,299.6         239.9           25.3         5,514.2
   --------------------------------------------------------------------------------------------------------------

    Foreign securities:
      Government, including political subdivisions            507.6          30.4           32.9           505.1
      Utilities                                               147.0          32.4             --           179.4
      Other                                                   511.2          14.9            1.8           524.3
   --------------------------------------------------------------------------------------------------------------
     Total foreign securities                               1,165.8          77.7           34.7         1,208.8
   --------------------------------------------------------------------------------------------------------------

    Residential mortgage-backed securities:
      Pass-throughs                                           671.9          38.4            2.9           707.4
      Collateralized mortgage obligations                   1,879.6         119.7           10.4         1,988.9
   --------------------------------------------------------------------------------------------------------------
    Total residential mortgage-backed securities            2,551.5         158.1           13.3         2,696.3
   --------------------------------------------------------------------------------------------------------------

    Commercial/Multifamily mortgage-backed
     securities                                             1,114.9          30.9            9.8         1,136.0

    Other asset-backed securities                             719.3          13.8            0.6           732.5
   --------------------------------------------------------------------------------------------------------------

 Total debt securities                                    $11,570.3        $580.8          $83.9       $12,067.2
   ==============================================================================================================

   Debt securities available for sale as of December 31, 1997 were as follows:


                                                                             Gross          Gross
                                                          Amortized      Unrealized     Unrealized       Fair
    1997 (Millions)                                          Cost           Gains         Losses         Value
   --------------------------------------------------------------------------------------------------------------

    U.S. government and government agencies
     and authorities                                      $ 1,219.7        $ 74.0          $ 0.1       $ 1,293.6

    States, municipalities and political subdivisions           0.3            --             --             0.3

    U.S. corporate securities:
      Utilities                                               521.3          23.5            0.9           543.9
      Financial                                             2,370.7          84.6            1.3         2,454.0
      Transportation & capital goods                          528.2          33.2            0.1           561.3
      Healthcare & consumer products                          728.5          27.0            2.6           752.9
      Natural resources                                       143.5           5.5             --           149.0
      Other corporate securities                              545.2          27.2            0.1           572.3
   --------------------------------------------------------------------------------------------------------------
     Total U.S. corporate securities                        4,837.4         201.0            5.0         5,033.4
   --------------------------------------------------------------------------------------------------------------

    Foreign securities:
      Government, including political subdivisions            612.5          36.7           23.6           625.6
      Utilities                                               177.5          28.7             --           206.2
      Other                                                   857.9          27.7           42.8           842.8
   --------------------------------------------------------------------------------------------------------------
     Total foreign securities                               1,647.9          93.1           66.4         1,674.6
   --------------------------------------------------------------------------------------------------------------

    Residential mortgage-backed securities:
      Pass-throughs                                           784.4          71.3            2.0           853.7
      Collateralized mortgage obligations                   2,280.5         137.4            2.0         2,415.9
   --------------------------------------------------------------------------------------------------------------
     Total residential mortgage-backed securities           3,064.9         208.7            4.0         3,269.6
   --------------------------------------------------------------------------------------------------------------

    Commercial/Multifamily mortgage-backed
     securities                                             1,127.8          34.0            0.4         1,161.4

    Other asset-backed securities                           1,014.2          17.1            0.4         1,030.9
   --------------------------------------------------------------------------------------------------------------

    Total debt securities                                 $12,912.2        $627.9          $76.3       $13,463.8
   ==============================================================================================================

   At December 31, 1998 and 1997, net unrealized appreciation of $496.9 million and $551.6 million, respectively, on available-for-sale debt securities included $355.8 million and $429.3 million, respectively, related to experience-rated contracts, which were not reflected in shareholder's equity but in insurance reserves.


   The amortized cost and fair value of debt securities for the year ended December 31, 1998 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be restructured, called, or prepaid.

                                               Amortized        Fair
        (Millions)                                Cost          Value
        ---------------------------------------------------------------
        Due to mature:
        One year or less                       $   553.5      $   554.6
        After one year through five years        2,619.7        2,692.4
        After five years through ten years       1,754.0        1,801.7
        After ten years                          2,257.4        2,453.7
        Mortgage-backed securities               3,666.4        3,832.3
        Other asset-backed securities              719.3          732.5
        ---------------------------------------------------------------
        Total                                  $11,570.3      $12,067.2
        ===============================================================

   At December 31, 1998 and 1997, debt securities carried at $8.8 million and $8.2 million, respectively, were on deposit as required by regulatory authorities.


   The Company did not have any investments in a single issuer, other than obligations of the U.S. government, with a carrying value in excess of 10% of the Company's shareholder's equity at December 31, 1998.


   Included in the Company's debt securities were residential collateralized mortgage obligations ("CMOs") supporting the following:



                                                          1998                          1997
                                                 -----------------------       -----------------------
                                                    Fair       Amortized         Fair        Amortized
   (Millions)                                      Value          Cost           Value          Cost
-------------------------------------------------------------------------------------------------------

    Total residential CMOs (1)                   $ 1,988.9     $1,879.6        $ 2,415.9     $2,280.5
=======================================================================================================
    Percentage of total:
     Supporting experience rated  products            81.7%                         81.6%
     Supporting remaining products                    18.3%                         18.4%
-------------------------------------------------------------------------------------------------------
                                                     100.0%                        100.0%
=======================================================================================================

 (1) At December 31, 1998 and 1997, approximately 66% and 73%, respectively, of the Company's residential CMO holdings were backed by government agencies such as GNMA, FNMA, FHLMC.

   There are various categories of CMOs which are subject to different degrees of risk from changes in interest rates and, for nonagency-backed CMOs, defaults. The principal risks inherent in holding CMOs are prepayment and extension risks related to dramatic decreases and increases in interest rates resulting in the repayment of principal from the underlying mortgages either earlier or later than originally anticipated. At December 31, 1998 and 1997, approximately 2% and 4%, respectively, of the Company's CMO holdings were invested in types of CMOs which are subject to more prepayment and extension risk than traditional CMOs (such as interest- or principal-only strips).


   Investments in equity securities available for sale as of December 31 were as follows:

    (Millions)                           1998        1997
   -------------------------------------------------------
    Amortized Cost                     $300.4      $210.0
    Gross unrealized gains               13.1        21.3
    Gross unrealized losses               8.1          .1
   -------------------------------------------------------
    Fair Value                         $305.4      $231.2
   =======================================================

4. Financial Instruments


   Estimated Fair Value
   --------------------


   The carrying values and estimated fair values of certain of the Company's financial instruments at December 31, 1998 and 1997 were as follows:


                                              1998                       1997
                                      ---------------------      -----------------------
                                      Carrying       Fair        Carrying        Fair
(Millions)                             Value         Value        Value         Value
----------------------------------------------------------------------------------------
 Assets:
  Mortgage loans                     $    12.7     $   12.3     $   12.8        $   12.4
 Liabilities:
  Investment contract liabilities:
   With a fixed maturity             $ 1,063.9     $  984.3     $ 1,030.3       $1,005.4
   Without a fixed maturity           10,241.7      9,686.2      10,113.2        9,587.5
-----------------------------------------------------------------------------------------

   Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, such as estimates of timing and amount of future cash flows. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument. In evaluating the Company's management of interest rate, price and liquidity risks, the fair values of all assets and liabilities should be taken into consideration, not only those presented above.

   The following valuation methods and assumptions were used by the Company in estimating the fair value of the above financial instruments:


   Mortgage loans: Fair values are estimated by discounting expected mortgage loan cash flows at market rates which reflect the rates at which similar loans would be made to similar borrowers. The rates reflect management's assessment of the credit quality and the remaining duration of the loans.


   Investment contract liabilities (included in Policyholders' funds left with the Company):


   With a fixed maturity: Fair value is estimated by discounting cash flows at interest rates currently being offered by, or available to, the Company for similar contracts.


   Without a fixed maturity: Fair value is estimated as the amount payable to the contractholder upon demand. However, the Company has the right under such contracts to delay payment of withdrawals which may ultimately result in paying an amount different than that determined to be payable on demand.


   Off-Balance-Sheet and Other Financial Instruments
   -------------------------------------------------


   Futures Contracts:


   Futures contracts are used to manage interest rate risk in the Company's bond portfolio. Futures contracts represent commitments to either purchase or sell securities at a specified future date and at a specified price or yield. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk. Cash settlements are made daily based on changes in the prices of the underlying assets. The notional amounts, carrying values and estimated fair values of the Company's open treasury futures as of December 31, 1998 were $250.9 million, $.1 million, and $.1 million, respectively.


   Warrants:


   Included in common stocks are warrants which are instruments giving the Company the right, but not the obligation to buy a security at a given price during a specified period. The carrying values and estimated fair values of the Company's warrants to purchase equity securities as of December 31, 1998 were $1.5 million, respectively. The carrying values and estimated fair values as of December 31, 1997 were $.6 million, respectively.

   Debt Instruments with Derivative Characteristics:


   The Company also had investments in certain debt instruments with derivative characteristics, including those whose market value is at least partially determined by, among other things, levels of or changes in domestic and/or foreign interest rates (short- or long-term), exchange rates, prepayment rates, equity markets or credit ratings/spreads. The amortized cost and fair value of these securities, included in the debt securities portfolio, as of December 31, 1998 was as follows:


                                                         Amortized       Fair
    (Millions)                                               Cost        Value
   -----------------------------------------------------------------------------
    Residential collateralized mortgage obligations      $1,879.6      $1,988.9
     Principal-only strips (included above)                  20.2          24.0
     Interest-only strips (included above)                   17.3          18.0
    Other structured securities with derivative
     characteristics (1)                                     87.3          80.6
   -----------------------------------------------------------------------------

    (1) Represents non-leveraged instruments whose fair values and credit risk are based on underlying securities, including fixed income securities and interest rate swap agreements.


5. Net Investment Income


   Sources of net investment income were as follows:

                                                1998        1997        1996
   ----------------------------------------------------------------------------
    Debt securities                            $ 798.8     $ 814.6     $ 805.3
    Nonredeemable preferred stock                 18.4        12.9         5.8
    Investment in affiliated mutual funds          6.6         3.8        10.8
    Mortgage loans                                 0.6         0.3         0.6
    Policy loans                                   7.2         5.7         6.4
    Reinsurance loan to affiliate                  2.3         5.5         9.3
    Cash equivalents                              44.6        38.8        27.1
    Other                                         16.7         9.5         1.8
   -----------------------------------------------------------------------------
    Gross investment income                      895.2       891.1       867.1
    Less: investment expenses                    (17.6)      (12.3)      (14.5)
   -----------------------------------------------------------------------------
    Net investment income                      $ 877.6     $ 878.8     $ 852.6
   =============================================================================

   Net investment income includes amounts allocable to experience rated contractholders of $655.6 million, $673.8 million and $649.5 million for the years ended December 31, 1998, 1997 and 1996, respectively. Interest credited to contractholders is included in current and future benefits.

6. Dividend Restrictions and Shareholder's Equity

   The Company paid $553.0 million and $17.3 million in cash dividends to HOLDCO in 1998 and 1997, respectively. Additionally, at December 31, 1998, the Company accrued $206.0 million in dividends. Of the $759.0 million dividends paid and accrued in 1998, $756.0 million (all of which was approved by the Insurance Commissioner of the State of Connecticut) was attributable to proceeds from the sale of the domestic individual life insurance business.


   In January 1999, the accrued dividends of $206.0 million were paid by the Company to HOLDCO. Further dividends to be paid by the Company to HOLDCO during 1999 will need to be approved by the Insurance Department of the State of Connecticut (the "Department") prior to payment.


   The Department recognizes as net income and shareholder's capital and surplus those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which differ in certain respects from generally accepted accounting principles. Statutory net income was $148.1 million, $80.5 million and $57.8 million for the years ended December 31, 1998, 1997 and 1996, respectively. Statutory capital and surplus was $773.0 million and $778.7 million as of December 31, 1998 and 1997, respectively.


   As of December 31, 1998, the Company does not utilize any statutory accounting practices which are not prescribed by state regulatory authorities that, individually or in the aggregate, materially affect statutory capital and surplus.


7. Capital Gains and Losses on Investment Operations


   Realized capital gains or losses are the difference between the carrying value and sale proceeds of specific investments sold.


   Net realized capital gains on investments were as follows:


    (Millions)                                      1998       1997       1996
   ----------------------------------------------------------------------------
    Debt securities                                $ 7.4      $21.1      $ 9.5
    Equity securities                                3.0        8.6        7.5
   ----------------------------------------------------------------------------
    Pretax realized capital gains                  $10.4      $29.7      $17.0
   ============================================================================
    After-tax realized capital gains               $ 7.3      $19.2      $11.1
   ============================================================================

   Net realized capital gains of $15.0 million, $83.7 million and $52.5 million for 1998, 1997 and 1996, respectively, allocable to experience rated contracts, were deducted from net realized capital gains and an offsetting amount was reflected in Policyholders' funds left with the Company. Net unamortized gains were $118.6 million and $120.1 million at December 31, 1998 and 1997, respectively.

   Proceeds from the sale of available-for-sale debt securities and the related gross gains and losses were as follows:


    (Millions)                              1998          1997          1996
   ----------------------------------------------------------------------------
    Proceeds on sales                     $6,790.2      $5,311.3      $5,182.2
    Gross gains                               98.8          23.8          22.1
    Gross losses                              91.4           2.7          12.6
   ----------------------------------------------------------------------------

   Changes in shareholder's equity related to changes in accumulated other comprehensive income (unrealized capital gains and losses on securities, excluding those related to experience-rated contractholders) were as follows:


    (Millions)                                          1998        1997        1996
   -----------------------------------------------------------------------------------
    Debt securities                                  $ 18.9      $44.3      $(100.1)
    Equity securities                                 (16.1)       5.6        (10.5)
    Other                                              15.4         --           --
   -----------------------------------------------------------------------------------
        Subtotal                                       18.2       49.9       (110.6)
    Increase (decrease) in deferred income taxes
      (Refer to note 8)                                 6.3       17.5        (38.6)
   -----------------------------------------------------------------------------------
    Net changes in accumulated other
      comprehensive income                           $ 11.9      $32.4      $ (72.0)
   ===================================================================================

   Net unrealized capital gains allocable to experience-rated contracts of $355.8 million at December 31, 1998 are reflected on the Consolidated Balance Sheets in Policyholders' funds left with the Company and are not included in shareholder's equity. At December 31, 1997, net unrealized capital gains of $356.7 million and $72.6 million at December 31, 1997 are reflected on the Consolidated Balance Sheets in policyholders' funds left with the Company and future policy benefits, respectively, and are not included in shareholder's equity.

   Shareholder's equity included the following accumulated other comprehensive income, which are net of amounts allocable to experience-rated contractholders, at December 31:


    (Millions)                                            1998      1997       1996
   ----------------------------------------------------------------------------------
    Debt securities:
     Gross unrealized capital gains                     $157.3     $140.6     $101.7
     Gross unrealized capital losses                     (16.2)     (18.4)     (23.8)
   ----------------------------------------------------------------------------------
                                                         141.1      122.2       77.9
   ----------------------------------------------------------------------------------
    Equity securities:
     Gross unrealized capital gains                       13.1       21.2       16.3
     Gross unrealized capital losses                      (8.1)      (0.1)      (0.8)
   ----------------------------------------------------------------------------------
                                                           5.0       21.1       15.5
   ----------------------------------------------------------------------------------
    Other:
     Gross unrealized capital gains                       17.1         --         --
     Gross unrealized capital losses                      (1.7)        --         --
   ----------------------------------------------------------------------------------
                                                          15.4         --         --
   ----------------------------------------------------------------------------------
    Deferred income taxes (Refer to note 8)               56.7       50.4       32.9
   ----------------------------------------------------------------------------------
    Net accumulated other comprehensive income          $104.8     $ 92.9     $ 60.5
   ==================================================================================

   Changes in accumulated other comprehensive income related to changes in unrealized gains (losses) on securities (excluding those related to experience-rated contractholders) were as follows:



   (Millions)                                           1998       1997         1996
   ----------------------------------------------------------------------------------
    Unrealized holding gains (losses) arising
      during the year (1)                               $38.3      $98.8       $(14.8)
    Less: reclassification adjustment for gains and
      other items included in net income (2)             26.4       66.4         57.2
   -----------------------------------------------------------------------------------
     Net unrealized gains (losses) on securities        $11.9      $32.4       $(72.0)
   ===================================================================================

    (1) Pretax unrealized holding gains (losses) arising during the year were $58.8 million, $152.3 million and ($22.9) million for 1998, 1997 and 1996, respectively.
    (2) Pretax reclassification adjustments for gains and other items included in net income were $40.6 million, $102.4 million and $87.7 million for 1998, 1997 and 1996, respectively.

8. Income Taxes


   The Company is included in the consolidated federal income tax return, the combined returns of Connecticut and New York, and the Illinois unitary state income tax returns of Aetna. Aetna allocates to each member an amount approximating the tax it would have incurred were it not a member of the consolidated group, and credits the member for the use of its tax saving attributes in the consolidated federal income tax return.


   Income taxes from continuing operations consist of the following:


    (Millions)                                    1998         1997         1996
   -------------------------------------------------------------------------------
    Current taxes (benefits):
     Federal                                     $ 246.4      $ 28.7      $ 30.0
     State                                           1.3         2.0         2.3
     Net realized capital gains                     16.8        39.1        24.4
   ------------------------------------------------------------------------------
                                                   264.5        69.8        56.7
   ------------------------------------------------------------------------------
    Deferred taxes (benefits):
     Federal                                      (203.2)        9.4        (7.6)
     Net realized capital (losses)                 (13.9)      (28.5)      (18.4)
   ------------------------------------------------------------------------------
                                                  (217.1)      (19.1)      (26.0)
   ------------------------------------------------------------------------------
      Total                                      $  47.4      $ 50.7      $ 30.7
   ==============================================================================

   Income taxes were different from the amount computed by applying the federal income tax rate to income from continuing operations before income taxes for the following reasons:



   (Millions)                                      1998        1997        1996
   ------------------------------------------------------------------------------
    Income from continuing operations before
      income taxes                                $187.0      $188.2      $115.9
    Tax rate                                        35%         35%         35%
    ------------------------------------------------------------------------------
    Application of the tax rate                     65.5        65.9        40.6
    Tax effect of:
     State income tax, net of federal benefit        0.9         1.3         1.5
     Excludable dividends                          (17.1)      (15.6)      (10.8)
     Other, net                                     (1.9)       (0.9)       (0.6)
   ------------------------------------------------------------------------------
      Income taxes                                $ 47.4      $ 50.7      $ 30.7
   ==============================================================================

   The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities at December 31 are presented below:


    (Millions)                                           1998        1997
   ------------------------------------------------------------------------
    Deferred tax assets:
     Insurance reserves                                $ 324.1      $415.8
     Unrealized gains allocable to experience
      rated contracts                                    124.5       150.1
     Investment (gains) losses                            (0.3)        6.6
     Postretirement benefits other than pensions          26.0        26.3
     Deferred compensation                                38.6        31.2
     Restructuring charge                                  2.9         9.5
     Depreciation                                          1.7         3.9
     Sale of individual life                              48.9           -
     Other                                                16.0         8.8
   ------------------------------------------------------------------------
    Total gross assets                                   582.4       652.2
   ------------------------------------------------------------------------

    Deferred tax liabilities:
     Deferred policy acquisition costs                   272.7       515.6
     Market discount                                       4.5         5.1
     Net unrealized capital gains                        181.2       200.5
     Pension                                               3.9         3.6
     Other                                                (0.5)       (0.6)
   ------------------------------------------------------------------------
    Total gross liabilities                              461.8       724.2
   ------------------------------------------------------------------------
    Net deferred tax (asset) liability                 $(120.6)     $ 72.0
   ========================================================================

   Net unrealized capital gains and losses are presented in shareholder's equity net of deferred taxes. As of December 31, 1998 and 1997, no valuation allowances were required for unrealized capital gains and losses.


   Management believes that it is more likely than not that the Company will realize the benefit of the net deferred tax asset. The Company expects sufficient taxable income in the future to realize the net deferred tax asset because of the Company's long-term history of having taxable income, which is projected to continue.


   The "Policyholders' Surplus Account," which arose under prior tax law, is generally that portion of a life insurance company's statutory income that has not been subject to taxation. As of December 31, 1983, no further additions could be made to the Policyholders' Surplus Account for tax return purposes under the Deficit Reduction Act of 1984. The balance in such account was approximately $17.2 million at December 31, 1998. This amount would be taxed only under certain conditions.

   No income taxes have been provided on this amount since management believes under current tax law the conditions under which such taxes would become payable are remote.


   The Internal Revenue Service (the "Service") has completed examinations of the consolidated federal income tax returns of Aetna through 1990. Discussions are being held with the Service with respect to proposed adjustments. Management believes there are adequate defenses against, or sufficient reserves to provide for, any such adjustments. The Service has commenced its examinations for the years 1991 through 1994.


9. Benefit Plans


   Aetna has noncontributory defined benefit pension plans covering substantially all employees. Aetna's accrued pension cost has been allocated to its subsidiaries, including the Company, under an allocation based on eligible salaries. Data on a separate company basis regarding the proportionate share of the projected benefit obligation and plan assets is not available. The accumulated benefit obligation and plan assets are recorded by Aetna. As of the measurement date (i.e., September 30), the accumulated plan assets exceeded accumulated plan benefits. Allocated pretax charges to operations for the pension plan (based on the Company's total salary cost as a percentage of Aetna's total salary cost) were $0.8 million, $2.7 million and $4.3 million for the years ended December 31, 1998, 1997 and 1996, respectively.


   In addition to providing pension benefits, Aetna currently provides certain health care and life insurance benefits for retired employees. A comprehensive medical and dental plan is offered to all full-time employees retiring at age 50 with 15 years of service or at age 65 with 10 years of service. There is a cap on the portion of the cost paid by the Company relating to medical and dental benefits. Retirees are generally required to contribute to the plans based on their years of service with Aetna. The costs to the Company associated with the Aetna postretirement plans for 1998, 1997 and 1996 were $0.9 million, $2.7 million and $1.8 million, respectively.


   As of December 31, 1996, Aetna transferred to the Company approximately $77.7 million of accrued liabilities, primarily related to the pension and postretirement benefit plans described above, that had been previously recorded by Aetna. The after-tax amount of this transfer (approximately $50.5 million) is reported as a reduction in retained earnings.


   The Company, in conjunction with Aetna, has a non-qualified pension plan covering certain agents. The plan provides pension benefits based on annual commission earnings. As of the measurement date (i.e., September 30), the accumulated plan assets exceeded accumulated plan benefits.


   The Company, in conjunction with Aetna, also provides certain postretirement health care and life insurance benefits for certain agents. The costs to the Company associated with the agents' postretirement plans for 1998, 1997 and 1996 were $1.4 million, $0.6 million and $0.7 million, respectively.


   Effective January 1, 1999, the Company, in conjunction with Aetna, changed the formula for providing pension benefits from the existing final average pay formula to a cash balance formula, which will credit employees annually with an amount equal to a percentage of eligible pay based on age and years of service as well as an interest credit based on individual account balances. The formula also provides for a transition period until December 1, 2006, which allows certain employees to receive vested benefits at the higher of the final average pay or cash balance formula. The changing of this formula will not have a material effect on the Company's results of operations, liquidity or financial condition.


    Incentive Savings Plan--Substantially all employees are eligible to participate in a savings plan under which designated contributions, which may be invested in common stock of Aetna or certain other investments, are matched, up to 5% of compensation, by Aetna. Pretax charges to operations for the incentive savings plan were $4.7 million, $4.4 million and $5.4 million in 1998, 1997 and 1996, respectively.


    Stock Plans--Aetna has a stock incentive plan that provides for stock options, deferred contingent common stock or equivalent cash awards or restricted stock to certain key employees. Executive and middle management employees may be granted options to purchase common stock of Aetna at or above the market price on the date of grant. Options generally become 100% vested three years after the grant is made, with one-third of the options vesting each year. Aetna does not recognize compensation expense for stock options granted at or above the market price on the date of grant under its stock incentive plans. In addition, executives may be granted incentive units which are rights to receive common stock or an equivalent value in cash. The incentive units may vest within a range from 0% to 175% at the end of a four year period based on the attainment of performance goals. The costs to the Company associated with the Aetna stock plans for 1998, 1997 and 1996, were $4.1 million, $2.9 million and $8.1 million, respectively. As of December 31, 1996, Aetna transferred to the Company approximately $1.1 million of deferred tax benefits related to stock options. This amount is reported as an increase in retained earnings. In 1998, other changes in shareholder's equity include an additional increase of $0.7 million reflecting revisions to the allocation of the deferred tax benefit.


10. Related Party Transactions


    Investment Advisory and Other Fees
    ----------------------------------


    In February 1998 and May 1998, Aeltus Investment Management Inc. ("Aeltus"), an affiliate of the Company, assumed investment advisory services for Aetna managed mutual funds and variable funds (collectively, the Funds), respectively. In connection with that assumption of duties, Aeltus entered into participation agreements with the Company. Participation fees paid to the Company, from Aeltus, included in charges assessed against policyholders amounted to $26.9 million for 1998. Prior to assuming investment advisory services, Aeltus served as subadvisor to the Funds. Since August 1996, Aeltus has served as advisor for most of the Company's General Account assets. Fees paid by the Company to Aeltus, included in both charges assessed against policyholders and net investment income, on an annual basis, range from 0.06% to 0.55% of the average daily net assets under management. For the years ended December 31, 1998, 1997 and 1996, the Company paid $21.7 million, $45.5 million and $16.0 million, respectively, in such fees.


    Prior to February 1998 and May 1998, the Company served as investment advisor to the Funds. Under the advisory agreements, the funds paid the Company a daily fee which, on an annual basis, ranged, depending on the fund, from 0.25% to 0.85% of their average daily net assets. The Company is also compensated by the Separate Accounts (variable funds) for bearing mortality and expense risks pertaining to variable life and annuity contracts. Under the insurance and annuity contracts, the Separate Accounts pay the Company a daily fee which, on an annual basis is, depending on the product, up to 2.15% of their average daily net assets. The amount of compensation and fees received from the Funds and Separate Accounts, included in charges assessed against policyholders, amounted to $287.0 million, $271.2 million and $186.6 million in 1998, 1997 and 1996, respectively.


    Reinsurance Transactions
    ------------------------


    Since 1981, all domestic individual non-participating life insurance of Aetna and its subsidiaries has been issued by the Company. Effective December 31, 1988, the Company entered into a reinsurance agreement with Aetna Life Insurance Company ("Aetna Life") in which substantially all of the non-participating individual life and annuity business written by Aetna Life prior to 1981 was assumed by the Company. A $6.1 million and a $108.0 million commission, paid by the Company to Aetna Life in 1996 and 1988, respectively, was capitalized as deferred policy acquisition costs. In consideration for the assumption of this business, a loan was established relating to the assets held by Aetna Life which support the insurance reserves. Effective January 1, 1997, this agreement was amended to transition (based on underlying investment rollover in Aetna Life) from a modified coinsurance to a coinsurance arrangement. As a result of this change, reserves were ceded to the Company from Aetna Life as investment rollover occurred and the loan previously established was reduced. The Company maintained insurance reserves of $574.5 million ($397.2 million relating to the modified coinsurance agreement and $177.3 million relating to the coinsurance agreement) as of December 31, 1997 relating to the business assumed. The fair value of the loan relating to assets held by Aetna Life was $412.3 million as of December 31, 1997 and was based upon the fair value of the underlying assets.


    Effective October 1, 1998, this agreement was fully transitioned to a coinsurance arrangement and this business along with the Company's direct domestic individual non-participating life insurance business was sold to Lincoln. (Refer to note 2).


    The operating results of the domestic individual life business are presented as Discontinued Operations. Premiums of $336.3 million, $176.7 million and $25.3 million and current and future benefits of $341.1 million, $183.9 million and $39.5 million, were assumed in 1998, 1997 and 1996, respectively. Investment income of $17.0 million, $37.5 million and $44.1 million was generated from the reinsurance loan to affiliate for the years ended December 31, 1998, 1997 and 1996, respectively.


    Prior to the sale of the domestic individual life insurance business to Lincoln on October 1, 1998, the Company's retention limit per individual life was $2.0 million and amounts in excess of this limit, up to a maximum of $8.0 million on any new individual life business was reinsured with Aetna Life on a yearly renewable term basis. Premium amounts related to this agreement were $2.0 million, $5.9 million and $5.2 million for 1998, 1997 and 1996, respectively. This agreement was terminated effective October 1, 1998.


    Effective October 1, 1997, the Company entered into a reinsurance agreement with Aetna Life to assume amounts in excess of $0.2 million for certain of its participating life insurance, on a yearly renewable term basis. Premium amounts related to this agreement were $4.4 million and $0.7 million in 1998 and 1997, respectively. The business assumed under this agreement was retroceded to Lincoln effective October 1, 1998.


    On December 16, 1988, the Company assumed $25.0 million of premium revenue from Aetna Life for the purchase and administration of a life contingent single premium variable payout annuity contract. In addition, the Company is also responsible for administering fixed annuity payments that are made to annuitants receiving variable payments. Reserves of $87.8 million and $32.5 million were maintained for this contract as of December 31, 1998 and 1997, respectively.


    Capital Transactions
    --------------------


    The Company received a capital contribution of $9.3 million and $10.4 million in cash from HOLDCO in 1998 and 1996, respectively. The Company received no capital contributions in 1997.


    The Company paid $553.0 million, $17.3 million and 3.5 million in cash dividends to HOLDCO in 1998, 1997 and 1996, respectively. Additionally, in 1998, the Company accrued $206.0 million in dividends. (Refer to Note 6)


    Other
    -----


    Premiums due and other receivables include $1.6 million and $37.0 million due from affiliates in 1998 and 1997, respectively. Other liabilities include $2.2 million and $1.2 million due to affiliates for 1998 and 1997, respectively.


    As of December 31, 1998, Aetna transferred to the Company $0.7 million based on its decision not to settle state tax liabilities for the years 1998 and 1997. The amount transferred as of December 31, 1997 was $2.5 million. This amount has been reported as an other change in retained earnings.


    Substantially all of the administrative and support functions of the Company are provided by Aetna and its affiliates. The financial statements reflect allocated charges for these services based upon measures appropriate for the type and nature of service provided.


11. Reinsurance


    On October 1, 1998, the Company sold its domestic individual life insurance business to Lincoln for $1 billion in cash. The transaction is generally in the form of an indemnity reinsurance arrangement, under which Lincoln contractually assumed from the Company certain policyholder liabilities and obligations, although the Company remains directly obligated to policyholders. (Refer to note 2)


    Effective January 1, 1998, 90% of the mortality risk on substantially all individual universal life product business written from June 1, 1991 through October 31, 1997 was reinsured externally. Beginning November 1, 1997, 90% of new business written on these products was reinsured externally. Effective October 1, 1998 this agreement was assigned from the third party reinsurer to Lincoln.

    The following table includes premium amounts ceded/assumed to/from affiliated companies as discussed in Note 10 above.


                                                     Ceded to       Assumed
                                         Direct       Other       from Other      Net
     (Millions)                          Amount     Companies      Companies     Amount
    ------------------------------------------------------------------------------------

                  1998
                  ----
     Premiums:
      Discontinued Operations            $166.8       $165.4        $340.6       $342.0
      Accident and Health Insurance        16.3         16.3            --           --
      Annuities                            80.8          2.9           1.5         79.4
    ------------------------------------------------------------------------------------
       Total earned premiums             $263.9       $184.6        $342.1       $421.4
    ====================================================================================

                  1997
                  ----
     Premiums:
      Discontinued Operations            $ 35.7       $ 15.1        $177.4       $198.0
      Accident and Health Insurance         5.6          5.6            --           --
      Annuities                            67.9           --           1.2         69.1
    ------------------------------------------------------------------------------------
       Total earned premiums             $109.2       $ 20.7        $178.6       $267.1
    ====================================================================================

                  1996
                  ----
     Premiums:
      Discontinued Operations            $ 34.6       $ 11.2        $ 25.3       $ 48.7
      Accident and Health Insurance         6.3          6.3            --           --
      Annuities                            84.3           --           0.6         84.9
    ------------------------------------------------------------------------------------
       Total earned premiums             $125.2       $ 17.5        $ 25.9       $133.6
    ====================================================================================

12. Segment Information


    Prior to October 1, 1998, the Company's operations were reported through two major business segments: Financial Services and Individual Life Insurance (now Discontinued Operations). Summarized financial information for the Company's principal operations was as follows:


                                                    (4)            (4)
                                                 Financial     Discontinued
    1998 (Millions)                               Services      Operations       Other          Total
    ----------------------------------------------------------------------------------------------------
     Revenue from external customers            $   433.3              --            --       $   433.3
     Net investment income                          877.6              --            --           877.6
    ----------------------------------------------------------------------------------------------------
     Total revenue excluding realized
      capital gains                             $ 1,310.9              --            --       $ 1,310.9
    ====================================================================================================
     Amortization of deferred policy
      acquisition costs                         $   106.7              --            --       $   106.7
    ----------------------------------------------------------------------------------------------------
     Income taxes                               $    57.7                       $ (10.3)      $    47.4
    ----------------------------------------------------------------------------------------------------
     Operating earnings (1)                     $   151.5              --            --       $   151.5
     Unusual items (2)                                 --              --       $ (19.2)          (19.2)
     Realized capital gains, net of tax               7.3              --            --             7.3
    ----------------------------------------------------------------------------------------------------
     Income from continuing operations          $   158.8              --       $ (19.2)      $   139.6
     Discontinued operations, net of tax:
      Income from operations                           --        $   61.8            --            61.8
      Gain on sale                                     --            59.0            --            59.0
    ----------------------------------------------------------------------------------------------------
     Net income                                 $   158.8        $  120.8       $ (19.2)      $   260.4
    ====================================================================================================
     Segment assets                             $43,458.6        $3,820.2            --       $47,278.8
    ----------------------------------------------------------------------------------------------------
     Expenditures for long-lived assets (3)            --              --       $   5.3       $     5.3
    ----------------------------------------------------------------------------------------------------

     (1) Operating earnings are comprised of net income excluding net realized capital gains and any unusual items.
     (2) Unusual items excluded from operating earnings include an after-tax severance benefit of $1.6 million and after-tax Year 2000 costs of $20.8 million.
     (3) Expenditures of long-lived assets represents additions to property and equipment not allocable to business segments.
     (4) Financial Services products include annuity contracts and Discontinued Operations include life insurance products. (Refer to Note 1)

                                                   (3)            (3)
                                                Financial     Discontinued
     1997 (Millions)                            Services       Operations     Other      Total
    ----------------------------------------------------------------------------------------------
     Revenue from external customers            $   369.4             --        --      $   369.4
     Net investment income                          878.8             --        --          878.8
    ----------------------------------------------------------------------------------------------
     Total revenue excluding realized
      capital gains                             $ 1,248.2             --        --      $ 1,248.2
    ==============================================================================================
     Amortization of deferred policy
      acquisition costs                         $    82.8             --        --      $    82.8
    ----------------------------------------------------------------------------------------------
     Income taxes                               $    50.7             --        --      $    50.7
    ----------------------------------------------------------------------------------------------
     Operating earnings (1)                     $   118.3             --        --      $   118.3
     Realized capital gains, net of tax              19.2             --        --           19.2
    ----------------------------------------------------------------------------------------------
     Income from continuing operations          $   137.5             --        --      $   137.5
     Discontinued Operations, net of tax:
      Income from operations                           --       $   67.8        --           67.8
    ----------------------------------------------------------------------------------------------
     Net Income                                 $   137.5       $   67.8        --      $   205.3
    ==============================================================================================
     Segment assets                             $36,638.8       $3,507.6        --      $40,146.4
    ----------------------------------------------------------------------------------------------
     Expenditures for long-lived assets (2)            --             --      $9.6      $     9.6
    ----------------------------------------------------------------------------------------------

     (1) Operating earnings are comprised of net income excluding net realized capital gains and any unusual items.
     (2) Expenditures for long-lived assets represents additions to property and equipment not allocable to business segments.
     (3) Financial Services products include annuity contracts and Discontinued Operations include life insurance products. (Refer to Note 1)

                                                        (3)            (3)
                                                     Financial     Discontinued
     1996 (Millions)                                  Services      Operations       Other        Total
    -----------------------------------------------------------------------------------------------------
     Revenue from external customers                 $  325.5            --             --      $  325.5
     Net investment income                              852.6            --             --         852.6
    -----------------------------------------------------------------------------------------------------
     Total revenue excluding realized capital
      gains                                          $1,178.1            --             --      $1,178.1
    =====================================================================================================
     Amortization of deferred policy acquisition
      costs                                          $   28.0            --             --      $   28.0
    -----------------------------------------------------------------------------------------------------
     Income taxes                                    $   35.6            --         $ (4.9)     $   30.7
    -----------------------------------------------------------------------------------------------------
     Operating earnings (losses) (1)                 $   83.2            --             --      $   83.2
     Unusual items (2)                                     --            --           (9.1)         (9.1)
     Realized capital gains, net of tax:                 11.1            --             --          11.1
    -----------------------------------------------------------------------------------------------------
     Income from continuing operations               $   94.3                       $ (9.1)     $   85.2
     Discontinued operations, net of tax
      Income from operations                               --         $55.9             --          55.9
    -----------------------------------------------------------------------------------------------------
     Net income (loss)                               $   94.3         $55.9         $ (9.1)     $  141.1
    =====================================================================================================

     (1) Operating earnings are comprised of net income excluding net realized capital gains and any unusual items.
     (2) Unusual items excluded from operating earnings represent $9.1 million after-tax corporate facilities and severance charges not directly allocable to the business segments.
     (3) Financial Services products include annuity contracts and Discontinued Operations include life insurance products. (Refer to Note 1)


13. Commitments and Contingent Liabilities


    Commitments
    -----------


    Through the normal course of investment operations, the Company commits to either purchase or sell securities or money market instruments at a specified future date and at a specified price or yield. The inability of counterparties to honor these commitments may result in either higher or lower replacement cost. Also, there is likely to be a change in the value of the securities underlying the commitments. At December 31, 1998 and 1997, the Company had commitments to purchase investments of $68.7 million and $38.7 million, respectively. The fair value of the investments at December 31, 1998 and 1997 approximated $68.9 million and $39.0 million, respectively.


    Litigation
    ----------


    The Company is involved in numerous lawsuits arising, for the most part, in the ordinary course of its business operations. While the ultimate outcome of litigation against the Company cannot be determined at this time, after consideration of the defenses available to the Company and any related reserves established, it is not expected to result in liability for amounts material to the financial condition of the Company, although it may adversely affect results of operations in future periods.

Form No. SAI.75996-99                                         ALIAC Ed. MAY 1999